PROSPECTUS

MAY 1, 2006

DISCOVERY PREMIER

GROUP RETIREMENT ANNUITY

This prospectus describes the Prudential DISCOVERY PREMIERSM Group Variable Annuity Contracts* (the “Contracts”). The Contracts are group variable annuity contracts sold by The Prudential Insurance Company of America to retirement plans qualifying for federal tax benefits under sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 as amended (the “Code”) and to defined contribution annuity plans qualifying for federal tax benefits under Section 403(c) of the Code. In this Prospectus, The Prudential Insurance Company of America may be referred to as either “Prudential” or as “we” or “us.” We may refer to a participant under a retirement plan as “you.”

As a plan participant, you can allocate contributions made on your behalf in a number of ways. You can allocate contributions to one or more of the 37 Subaccounts and the Guaranteed Interest Account. Each Subaccount invests in one of the following portfolios of The Prudential Series Fund (the “Prudential Series Fund”) or other listed portfolios (collectively, the “Funds”):

THE PRUDENTIAL SERIES FUND

Money Market Portfolio	Flexible Managed Portfolio	Equity Portfolio
Diversified Bond Portfolio	High Yield Bond Portfolio	Jennison Portfolio
Government Income Portfolio	Stock Index Portfolio	Global Portfolio
Conservative Balanced Portfolio	Value Portfolio	Jennison 20/20 Focus Portfolio
Small Capitalization Stock Portfolio

AIM VARIABLE INSURANCE FUNDS	ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
AIM V.I. Government Securities Fund	Large Cap Growth Portfolio Small Cap Growth Portfolio
AIM V.I. International Growth Fund	Growth and Income Portfolio
AIM V.I. Dynamics Fund AIM V.I. Core Equity Fund

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.	CREDIT SUISSE TRUST
VP Income & Growth Fund	Mid-Cap Growth Portfolio
DAVIS VARIABLE ACCOUNT FUND, INC.
Davis Value Portfolio	DELAWARE VIP TRUST
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.	Delaware VIP Emerging Market Series
Dreyfus Socially Responsible Growth Fund	FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
JANUS ASPEN SERIES Mid Cap Growth Portfolio Worldwide Growth Portfolio	Franklin Small-Mid Cap Growth Securities Fund Templeton Foreign Securities Fund
Growth and Income Portfolio
MFS VARIABLE INSURANCE TRUST
T. ROWE PRICE EQUITY SERIES, INC.	MFS Research Bond Series MFS Investors Trust Series
Equity Income Portfolio	MFS Emerging Growth Series MFS Total Return Series
MFS Investors Growth Stock Series
PIMCO VARIABLE INSURANCE TRUST
Short Term Portfolio

In this Prospectus, we provide information that you should know before you invest. We have filed additional information about the Contracts with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2006. That SAI is legally a part of this Prospectus. If you are a participant in certain types of plans (generally, 403(b) plans), you can get a copy of the SAI free of charge by contacting us at the address or telephone number shown on the cover page. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC (File No. 333-95637). The SEC’s mailing address is 100 F Street, N.E., Washington, DC 20549-0102, and its public reference number is (202) 551-8090.

The accompanying prospectuses for the Funds and the related statements of additional information describe the investment objectives and risks of investing in the Funds. We may offer additional Funds and Subaccounts in the future. The contents of the SAI with respect to the Contracts appear on page 40 of this Prospectus.

Please read this Prospectus and keep it for future reference. It is accompanied by a current Prospectus for each of the Funds. Read those prospectuses carefully and retain them for future reference.

As with all variable annuity contracts, the fact that we have filed a registration statement with the SEC does not mean that the SEC has determined that the Contracts are a good investment. Nor has the SEC determined that this Prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Prudential Insurance Company Of America

Prudential Retirement

30 Scranton Office Park

Scranton, PA 18507-1789

Telephone 1-800-458-6333

* DISCOVERY PREMIER is a service mark of The Prudential Insurance Company of America

PROSPECTUS CONTENTS

Page
GLOSSARY	1
BRIEF DESCRIPTION OF THE CONTRACTS	2
SUMMARY OF CONTRACT EXPENSES	4
GENERAL INFORMATION ABOUT PRUDENTIAL, PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS	6
Prudential Insurance Company of America	6
Prudential Discovery Premier Group Variable Contract Account	6
The Funds	7
Guaranteed Interest Account	13
THE CONTRACTS	13
The Accumulation Period	13
Allocation of Purchase Payments	14
Asset Allocation Program	14
Transfers	15
Abusive Trading Practices	16
Dollar Cost Averaging	17
Auto-Rebalancing	18
Withdrawals	18
Systematic Withdrawal Plan	19
Texas Optional Retirement Plan	20
Death Benefit	20
Discontinuance of Contributions	22
Loan Program	22
Modified Procedures	25
CHARGES, FEES AND DEDUCTIONS	25
Administrative Fee	25
Charge for Assuming Mortality and Expense Risks	25
Expenses Incurred by the Funds	26
Withdrawal Charge	26
Limitations on Withdrawal Charge	26
Taxes Attributable to Premium	27
Aggregate Nature of Charges	27
REQUESTS, CONSENTS and NOTICES	28
FEDERAL TAX STATUS	28
ERISA CONSIDERATIONS	33
EFFECTING AN ANNUITY	33
Life Annuity with Payments Certain	34
Annuity Certain	34
Joint and Survivor Annuity with Payments Certain	34
Purchasing the Annuity	34
Spousal Consent Rules for Certain Retirement Plans	35
OTHER INFORMATION	35
Misstatement of Age or Sex	35
Sale of the Contract and Sales Commissions	36
Voting Rights	36
Substitution of Fund Shares	37
Reports to Participants	37
State Regulation	37
Litigation	38
Statement of Additional Information	40
Additional Information	40
Accumulation Unit Values	41

i

GLOSSARY

Account—See the Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account”) below.

Accumulation Period—The period, prior to the effecting of an annuity, during which the amount credited to a Participant Account may vary with the investment performance of any Subaccount of the Discovery Account.

Annuitant—The person or persons designated by the Participant upon whose life or lives monthly annuity payments are based after an annuity is effected.

Annuity Date—The date that the accumulation period ends and annuity payments begin.

Beneficiary—A person designated by a Participant to receive benefits from funds held under the Contract.

Business Day—A day on which both the New York Stock Exchange and Prudential are open for business. Our business day generally ends at 4:00 p.m. Eastern time.

Code—The Internal Revenue Code of 1986, as amended.

Contractholder—The employer, association or trust to which Prudential has issued a Contract.

Contracts—The Group Variable Annuity Contracts that we describe in this Prospectus and offer for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Code and with non-qualified annuity arrangements.

Contract Value—The dollar amount held under a Contract.

Employer—The sponsor of the retirement plan or non-qualified annuity arrangement.

Funds—The portfolios of The Prudential Series Fund; AIM Variable Insurance Funds; AllianceBernstein Variable Products Series Fund, Inc.; American Century Variable Portfolios, Inc.; Credit Suisse Trust; Davis Variable Account Fund, Inc.; Delaware VIP Trust; The Dreyfus Socially Responsible Growth Fund, Inc.; Franklin Templeton Variable Insurance Products Trust; Janus Aspen Series; MFS Variable Insurance Trust; PIMCO Variable Insurance Trust; and T. Rowe Equity Series, Inc., available under the Contracts.

General Account—The assets of Prudential other than those allocated to the Discovery Account or any other separate account of Prudential.

Guaranteed Interest Account—An allocation option under the Contract backed by Prudential’s General Account, or under certain Contracts, a separate account. It is not part of nor dependent upon the investment performance of the Discovery Account. This Prospectus does not describe in detail the Guaranteed Interest Account or any separate account funding a guaranteed interest rate option.

Participant—A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract. “You” means the Participant.

Participant Account—An account established for each Participant to record the amount credited to the Participant under the Contract.

Participant Account Value—The dollar amount held in a Participant Account.

Prudential—The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential.

Prudential Discovery Premier Group Variable Contract Account—A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust, invested through its Subaccounts in shares of the corresponding Funds also referred to as “Discovery Account”.

Subaccount—A division of the Discovery Account, the assets of which are invested in shares of the corresponding Fund.

Unit and Unit Value—We credit a Participant with Units for each Subaccount in which he invests. The value of these Units may change each Business Day to reflect the investment results of, and deductions of charges from, the Subaccounts, and the expenses of the Funds in which the assets of the Subaccounts are invested. The number of Units credited to a Participant in any Subaccount of the Discovery Account is determined by dividing the amount of the contribution or transfer made on his behalf to that Subaccount by the applicable Unit Value for the Business Day on which the contribution or transfer is received at the address shown on the cover of this Prospectus or such other address that Prudential has specified. We will reduce the number of Units credited to a Participant under any Subaccount by the number of Units canceled as a result of any transfer or withdrawal by a Participant from that Subaccount.

Valuation Period—The period of time from one determination of the value of the amount invested in a Subaccount to the next. We make such determinations generally as of 4:00 p.m. Eastern time on each day during which the New York Stock Exchange and Prudential are open. Currently, the Prudential business unit that receives transaction requests for the Contracts is open each day on which the New York Stock Exchange is open.

Variable Investment Options—The Subaccounts.

BRIEF DESCRIPTION OF THE CONTRACTS

We offer the Contracts to retirement plans qualifying for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended (the “Code”) and to annuity arrangements qualifying for federal tax benefits under Section 403(c) of the Code. The Contracts are group annuity contracts that we typically issue to employers. These employers then make contributions under the Contract on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.”

The value of a Participant’s investment depends upon the performance of the selected investment option[s]. Currently, there are 37 variable investment options, each of which is called a Subaccount. Prudential may limit the number of subaccounts an employer may select in order to ensure that Prudential is the owner of the assets in the Subaccounts for tax purposes. We invest the assets of each Subaccount in one of the Funds listed beginning on page 7. You may direct contributions to one or a combination of variable investment options as well as the Guaranteed Interest Account. We set up a separate Participant Account to record your investment choices. You can withdraw amounts held under your Participant Account, in whole or in part, prior to the annuity date. We also provide for a death benefit under the Contract.

Through payroll deduction or similar agreements with the Contractholder, you may make contributions under the Contract if permitted under your retirement arrangement. In addition, you may make contributions in ways other than payroll deduction under certain circumstances if permitted under your retirement arrangement.

We assess charges under the Contracts for administering the Contracts and for assuming mortality and expense risks under the Contracts. We deduct a mortality and expense risk charge equal to an annual rate of 0.15% from the assets held in the variable investment options. We also deduct an administrative charge equal to a maximum annual rate of 0.75% from the assets held in the variable investment options. You can find further details about the administrative charge in the Fee Table, page 5, and under “Administrative Fee,” page 25.

We may impose a withdrawal charge upon withdrawals made in the first five years after the initial contribution made on behalf of the Participant. The maximum withdrawal charge is 5% of the contributions withdrawn on behalf of the Participant.

A charge against each of the Funds’ assets is also made by the investment adviser for providing investment advisory and management services. You can find further details about charges under the section entitled “Charges, Fees and Deductions,” page 25.

Unless restricted by the retirement arrangement under which you are covered, or by a section of the Code, you may withdraw, at any time, all or part of your Participant Account. See “Withdrawals,” page 18. We may impose a charge upon withdrawal. You can find further details about the withdrawal charge under the section entitled “Withdrawal Charge,” page 26. If you withdraw, you may be taxed under the Code, including, under certain circumstances, a 10% tax penalty on premature withdrawals. See “Federal Tax Status,” page 28. In addition, you may transfer all or a part of your Participant Account Value among the Subaccounts and the Guaranteed Interest Account without the imposition of the withdrawal charge or tax liability.

As explained below, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and Internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants.

You should send all written requests, notices, and transfer requests required or permitted by the Contracts (other than withdrawal requests and death benefit claims), to Prudential at the address shown on the cover of this Prospectus. You may effect permitted telephone transactions by calling us at 1-800-458-6333. All permitted Internet transactions may be made through www.prudential.com. You must send all written withdrawal requests or death benefit claims to Prudential by one of the following three means: (1) by U.S. mail to: Prudential, P.O. Box 5410, Scranton, Pennsylvania 18505-5410; (2) delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789; or (3) fax to Prudential, Attention: Client Payments at: (570) 340-4328. Under certain Contracts, the Contractholder or a third party acting on their behalf provides record-keeping services that we would otherwise perform. See “Modified Procedures,” page 25. Prudential may provide other permitted telephone numbers or Internet addresses.

We intend this brief description of the Contracts to provide a broad overview of the more significant features of the Contracts. More detailed information about the Contracts can be found in subsequent sections of this Prospectus and in the Contracts themselves. We reserve the right to terminate a Contract if, after a specified period of time after the Contract’s issuance, the number of participants enrolled falls below a specified number.

Transaction requests (including death benefit claims) received directly by Prudential in good order on a given Business Day before the established transaction cutoff time (4 PM Eastern Time, or such earlier time that the New York Stock Exchange may close) will be effective for that Business Day. For purposes of the preceding sentence, we define “good order” generally as an instruction received by us that is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction.

SUMMARY OF CONTRACT EXPENSES

The purpose of this summary is to help you to understand the costs and expenses you will pay for participating in the Discovery Premier Group Retirement Annuity. The following tables describe the maximum fees and expenses that you will pay when buying, owning, and surrendering an interest in the contract. State premium taxes may also be deducted.

For more detailed information, including additional information about current and maximum charges, see “Charges, Fees and Deductions” on page 25. For more detailed expense information about the underlying mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus.

Participant Transaction Expenses

Maximum Withdrawal Charge

Years of Contract Participation
First Year	5%
Second Year	4%
Third Year	3%
Fourth Year	2%
Fifth Year	1%
Sixth and subsequent years	0%

The next table describes the fees and expenses you will pay periodically during the time that you participate in the contract, not including underlying mutual fund fees and expenses.

Insurance and Administrative Expenses (as a percentage of average participant account value)

Mortality and Expense Risk Charge	0.15%
Maximum Administrative Fee*	0.75%

Total Separate Account Annual Expenses	0.90%

*	We may reduce this administrative fee under Contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

There is a charge for premium tax imposed on us by certain states/jurisdictions of up to 3.5% of contract value.

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you participate in the contract. More detail concerning each underlying mutual fund’s fees and expenses is contained in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2005. Fund expenses are not fixed or guaranteed by Discovery Premier Group Retirement Annuity, and may vary from year to year.

Total Annual Mutual Fund Operating Expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum*
Total Annual Underlying Mutual Fund Operating Expenses	0.38%	1.57%

*	The expenses of certain underlying mutual funds have been reduced under expense offset arrangements. The minimum and maximum fund expenses that include the effect of those expense offset arrangements were 0.38% and 1.50%, respectively.

Expense Example

This example is intended to help you compare the cost of participating in the contract with the cost of investing in other group variable annuity contracts. These costs include participant transaction expenses, contract fees, separate account annual expenses, and underlying mutual fund fees and expenses.

The example assumes that you invest $10,000 in the contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the mutual funds, which do not reflect any expense reimbursement or waiver. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables below:

Withdrawal at End of Period

If a Participant withdraws his or her entire Participant Account Value from the Subaccount just prior to the end of the applicable time period, the Participant would pay the following cumulative expenses on each $10,000 invested.

1 yr	3 yrs	5 yrs	10 yrs
$750	$1,070	$1,416	$2,806

No Withdrawal at End of Period

If a Participant does not withdraw any portion of his or her Participant Account Value from the Subaccount, or he or she uses Participant Account Value to effect an annuity as of the end of the applicable time period, the Participant would pay the following cumulative expenses on each $10,000 invested.

1 yr	3 yrs	5 yrs	10 yrs
$250	$770	$1,316	$2,806

Notes for Expense Example

This example does not show past or future expenses. Actual expenses may be higher or lower. Premium taxes are not reflected in the examples. Depending on the state you live in, a charge for premium taxes may apply.

Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.

A table of accumulation unit values of interests in each variable investment option appears in the Appendix.

GENERAL INFORMATION ABOUT PRUDENTIAL, PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS

Prudential Insurance Company Of America

The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states. Our corporate office is located at 751 Broad Street, Newark, New Jersey. We have been investing for pension funds since 1928.

Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract.

Prudential generally is responsible for the administrative and record-keeping functions of the Prudential Discovery Premier Group Variable Contract Account and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and record-keeping expenses that we bear include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

We are reimbursed for these administrative and record-keeping expenses by the daily charge against the assets of each Subaccount for administrative expenses.

Prudential Discovery Premier Group Variable Contract Account

Prudential established the Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account”) on November 9, 1999, under New Jersey law as a separate investment account. The Discovery Account meets the definition of a “separate account” under federal securities laws. Prudential is the legal owner of the assets in the Discovery Account, and is obligated to provide all benefits under the Contracts. Prudential will at all times maintain assets in the Discovery Account with a total market value sufficient to support its obligations under the Contracts. Prudential segregates the Discovery Account assets from all of its other assets. Thus, those assets are not chargeable with liabilities arising out of any other business Prudential conducts. The Discovery Account’s assets may include funds contributed by Prudential to commence operation of the Discovery Account, and may include accumulations of the charges Prudential makes against the Discovery Account. From time to time, Prudential will transfer these additional assets to Prudential’s general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Discovery Account.

Prudential registered the Discovery Account with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust, which is a type of investment company. This registration does not mean that the SEC supervises the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently 37 Subaccounts within the Discovery Account. These Subaccounts invest in the corresponding Funds available under the Contracts. We may establish additional Subaccounts in the future.

The Funds

The following is a list of each fund, its investment objective and its investment adviser:

The Prudential Series Fund

Money Market Portfolio.    The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as both domestic and foreign corporations and banks.

Diversified Bond Portfolio.    The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments.

Government Income Portfolio.    The investment objective is a high level of income over the long term consistent with the preservation of capital. The Portfolio normally invests at least 80% of its investable assets in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government, mortgage-related securities and collateralized mortgage obligations.

Conservative Balanced Portfolio.    The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

Flexible Managed Portfolio.    The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

High Yield Bond Portfolio.    The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high yield/high risk debt securities.

Stock Index Portfolio.    The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”) by investing at least 80% of its investable assets in S&P 500 stocks.

Prudential Value Portfolio.    The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio normally invests at least 65% of its total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500) or the New York Stock Exchange (NYSE) Composite Index.

Equity Portfolio.    The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation.

Jennison Portfolio.    The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.

Global Portfolio.    The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Jennison 20/20 Focus Portfolio.    The investment objective is long-term growth of capital. The Portfolio will invest primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (up to 20 by each) as having strong capital appreciation potential. One manager will use a “value” approach, which means he or she will attempt to identify strong companies selling at a discount from their perceived true value. The other manager will use a “growth” approach, which means he or she seeks companies that exhibit higher-than-average earnings growth.

Small Capitalization Stock Portfolio.    The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the “S&P SmallCap 600 Index”) by investing at least 80% of its investable assets in all or a representative sample of stocks in the S&P SmallCap 600 Index.

Prudential Investments LLC (“PI”), an indirect wholly-owned subsidiary of Prudential Financial Inc., manages each of the Fund’s portfolios under a “manager-of-managers” approach. In addition, the portfolios also have subadvisers, which have day-to-day responsibility for managing the portfolio, subject to the oversight of PI. Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio’s assets.

Jennison Associates, LLC (“Jennison”), a Prudential affiliate, serves as subadviser to the following Portfolios of the Fund:

Equity Portfolio (portion)

Value Portfolio

Global Portfolio

Jennison Portfolio

Jennison 20/20 Focus Portfolio

Salomon Brothers Asset Management, Inc. (“Salomon”) serves as subadviser for approximately 25% of the assets of the Equity Portfolio. Salomon is part of the SSB Citi Asset Management Group; the global asset management arm of Citigroup, Inc. Jennison Associates LLC manages the remainder of the Equity Portfolio. Prudential Investment Management, Inc. (“PIM”) serves as subadviser to the following Portfolios of the Fund:

Conservative Balanced Portfolio (portion)

Diversified Bond Portfolio

Flexible Managed Portfolio (portion)

Government Income Portfolio

High Yield Bond Portfolio

Money Market Portfolio

Quantitative Management Associates LLC (“QMA”) serves as subadviser to the Small Capitalization Stock Portfolio and the Stock Index Portfolio. QMA also serves as subadviser for a portion of the assets of the Conservative Balanced Portfolio and the Flexible Managed Portfolio.

AIM Variable Insurance Fund

AIM V.I. Government Securities Fund.    The fund’s investment objective is a high level of current income consistent with reasonable concern for safety of principal. The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities issued, guaranteed or otherwise backed by the United States Government.

AIM V.I. International Growth Fund.    The fund’s investment objective is to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AIM V.I. Core Equity Fund.    The fund’s investment objective is growth of capital. The fund seeks to meet its objective by investing normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings.

AIM V.I. Dynamics Fund.    The fund’s investment objective is long-term capital growth by normally investing at least 65% of its net assets in common stocks of mid-sized companies that are included in the Russell Midcap Index at the time of purchase.

A I M Advisors, Inc. (“AIM”) serves as the investment advisor and principal underwriter of each of the above-mentioned funds. AIM’s principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AllianceBernstein Variable Products Series Fund, Inc.

AllianceBernstein Growth and Income Portfolio.    Seeks long-term growth of capital.

AllianceBernstein Large Cap Growth Portfolio.    Seeks long-term growth. Since investments will be made based on their potential for capital appreciation, current income will be incidental to the objective of growth of capital.

AllianceBernstein Small Cap Growth Portfolio.    Seeks long-term growth of capital. While it currently emphasizes the equity securities of small-capitalization companies, it may invest in any type of security issued by any company in any industry with potential for capital appreciation. The Portfolio may also pursue investment opportunities outside of the United States.

AllianceBernstein L.P. (“Alliance”) is the investment adviser to each of the above-mentioned funds. Alliance’s principal business address is 1345 Avenue of the Americas, New York, New York 10105.

American Century Variable Portfolios, Inc.

VP Income & Growth Fund.    The fund seeks capital growth, by investing in common stocks. Income is a secondary objective.

The investment adviser for this fund is American Century Investment Management, Inc. (“ACIM”). ACIM’s principal business address is 4500 Main Street, Kansas City, Missouri 64111.

Credit Suisse Trust

Mid-Cap Growth Portfolio.    Seeks maximum capital appreciation by investing in equity securities of “mid-cap” companies; focusing on growth companies, looking for growth characteristics such as positive earnings and potential for accelerated growth.

The investment adviser for this portfolio is Credit Suisse Asset Management, LLC (Credit Suisse). Credit Suisse’s principal business address is 466 Lexington Avenue, New York, New York 10017-3140.

Davis Variable Account Fund, Inc.

Davis Value Portfolio.    Davis Value Portfolio’s investment objective is long-term growth of capital. Under normal circumstances, the Fund invests the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion. The investment adviser for this fund is Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Delaware VIP Trust

Delaware VIP Emerging Markets Series.    Effective at the close of business on August 25, 2005, the Series will no longer be offered (1) under new participation agreements to insurance companies that seek to include the Series in their products; or (2) under existing participation agreements for use with new insurance products. Contract owners of existing insurance companies that offer the Series will be able to continue to make purchases of shares, including purchases through reinvestment of dividends or capital gains distributions, and exchanges, regardless of whether they own, or have owned in the past, shares of the Series. The Series reserves the right to modify this policy at any time.

Delaware VIP Emerging Markets Series’ investment objective is long-term capital appreciation. The Series invests primarily in equity securities of issuers from emerging foreign countries. Under normal circumstances, at least 80% of the Series’ net assets will be investments of emerging market issuers. The Series’ portfolio managers may invest up to 35% of the Series’ net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political subdivisions. The Series’ portfolio managers may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high risk fixed-income securities.

The Series is managed by Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. DMC makes investment decisions for the Series, manages the Series’ business affairs and provides daily administrative services. Mondrian Investment Partners Limited (“Mondrian”) is the sub-advisor for the Series. As sub-advisor, Mondrian is responsible for day-to-day management of the Series’ assets. DMC administers the Series’ business affairs and has ultimate responsibility for all investment advisory services for the Series. DMC also supervises the sub-advisor’s performance. Delaware Management Company’s principal business address is 2005 Market Street Philadelphia, Pennsylvania 19103.

The Dreyfus Socially Responsible Growth Fund, Inc.

The Dreyfus Socially Responsible Growth Fund.    Seeks capital growth with current income as a secondary goal. To pursue this goal, the fund, under normal circumstances, invests at least 80% of its assets in the common stock of companies that, in the opinion of the fund’s management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

The investment adviser to this fund is The Dreyfus Corporation. Dreyfus’ principal business address is 200 Park Avenue, New York, New York 10166.

Franklin Templeton Variable Insurance Products Trust

Franklin Small-Mid Cap Growth Securities Fund.    Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small-cap) and mid capitalization (mid-cap) companies. For this Fund, small-cap companies are those with market capitalization values not exceeding $1.5 billion or the highest market capitalization value in the Russell 2000® Index, whichever is greater, at the time of purchase and mid-cap companies are companies with market capitalization values not exceeding $8.5 billion, at the time of purchase. The investment adviser for the Franklin Small-Mid Cap Growth Fund is Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403.

Templeton Foreign Securities Fund.    Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets and normally invests predominantly in equity securities. The investment adviser for the Templeton Foreign Securities Fund is Templeton Investment Counsel, LLC, 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394. Franklin Templeton Investment Management Limited, The Adelphi Building, 1-11 John Adam Street, London, England WC2N 6HT, acts as sub-adviser for the Fund under an agreement with the investment adviser.

Janus Aspen Series

Mid Cap Growth Portfolio.    Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalizations fall, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index.

Growth and Income Portfolio.    The investment objective of this Portfolio is long-term capital growth and current income. It is a diversified portfolio that normally invests up to 75% of its assets in equity securities selected primarily for growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential.

Worldwide Growth Portfolio.    Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world.

Janus Capital Management LLC (“Janus Capital”) serves as the investment adviser to each of the above funds. Janus Capital’s principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

MFS Variable Insurance Trust

MFS Research Bond Series.    Seeks total return (high current income and long-term growth of capital) by investing at least 80% of its net assets in fixed income securities such as corporate bonds, U.S. government securities and mortgage-backed and asset-backed securities. The series may also invest in derivative securities.

MFS Emerging Growth Series.    Seeks to provide long-term growth of capital by investing at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.

MFS Investors Growth Stock Series.    Seeks to provide long-term growth of capital and future income rather than current income. Under normal market conditions, the fund invests at least 80% of its net assets in common stock and related securities which MFS believes offer better than average prospects for long-term growth.

MFS Investors Trust Series.    Seeks to provide long-term growth of capital and secondarily to provide reasonable current income by investing at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

MFS Total Return Series.    Seeks to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income. The series invests, under normal market conditions, at least 40%, but not more than 75%, of its net assets in common stocks and related securities such as preferred stock, bonds, warrants and depositary receipts for those securities. In addition, the series invests at least 25% of its net assets in non-convertible fixed income securities.

Massachusetts Financial Services Company (“MFS”) serves as the investment adviser to each of the above funds. MFS’ principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

PIMCO Variable Insurance Trust

Short Term Portfolio.    The investment objective is maximum current income, consistent with the preservation of capital and daily liquidity. The portfolio invests, under normal circumstances, at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities.

PIMCO serves as investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Portfolio. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Portfolio and the Portfolio’s business affairs and other administrative matters. PIMCO’s address is 840 Newport Center Drive, Newport Beach, California 92660.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio.    Seeks to provide substantial dividend income as well as long-term growth of capital by investing in the common stocks of established companies.

The investment adviser for the Equity Income Portfolio is T. Rowe Price Associates, Inc. (“T. Rowe Price”). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. The principal business address of T. Rowe Price and its affiliates is 100 East Pratt Street, Baltimore, Maryland 21202.

Prudential has entered into agreements with certain Funds and/or the investment adviser or distributor of such Funds. Prudential may provide administrative and support services to such Funds pursuant to the terms of these agreements and under which it receives a fee of up to 0.35% annually (as of May 1, 2006) of the average assets allocated to the Fund under the Contracts. These agreements, including the fees paid and services provided, can vary for each underlying fund whose portfolios are offered as sub-accounts.

The investment advisers to the various Funds charge a daily investment management fee as compensation for their services, as more fully described in the prospectus for each Fund.

We recognize that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither Prudential nor the Funds currently foresees any such disadvantage, the Funds’ Boards of Directors intend to monitor events in order to identify any material conflict between variable life insurance and variable annuity contractholders and to determine what action, if any, should be taken in response to a conflict. Material conflicts could result from such things as: (1) changes in state insurance law, (2) changes in federal income tax law, (3) changes in the investment management of any Fund, or (4) differences between voting instructions given by variable life insurance and variable annuity contractholders.

An affiliate of each of the Funds may compensate Prudential based upon an annual percentage of the average assets held in the Fund by Prudential under the Contracts. These percentages may vary by Fund and/or Portfolio, and reflect administrative and other services we provide. These fees currently range between 0% and 0.25% annually.

As detailed in the Prudential Series Fund prospectus, although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.

A full description of the Funds appears in the accompanying prospectuses for each Fund and in the related statements of additional information. There is no assurance that the investment objectives will be met.

A Fund may have an investment objective and investment policies closely resembling those of a mutual fund within the same complex that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of its retail fund counterpart.

Under certain Contracts, not all Funds described in this prospectus are available to Participants. Under those Contracts, of the Funds described in this prospectus, your Employer may choose up to 28 Funds that will be available to you. (The limit on the number of Funds does not apply to contracts used with qualified pension and profit sharing plans described in Section 401(a) of the Code.) Once your Employer has made that choice, it cannot substitute other Funds for any Funds that it has already selected. However, if your employer chooses fewer than 28 Funds initially, we will permit it to select additional Funds, so long as the total number of Funds available to Participants does not exceed 28. Prudential reserves the right to change the number of Funds that an Employer may make available to Participants to comport with future amendments of the Code and future rulings or interpretations issued by the Internal Revenue Service.

Guaranteed Interest Account

The Guaranteed Interest Account is a credited interest option available to certain group annuity contracts issued by Prudential. Amounts that you allocate to the Guaranteed Interest Account become part of the General Account of Prudential. Prudential’s General Account consists of all assets of Prudential recognized for statutory accounting purposes other than those specifically allocated to the Discovery Account and other separate accounts of Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the General Account.

Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933. Nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, those Acts do not apply to the General Account or any interests therein, and Prudential has been advised that the staff of the SEC has not reviewed the disclosures in the Prospectus relating to the General Account. Disclosures that we make regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under certain Contracts, amounts that you allocate to the Guaranteed Interest Account may be held within one or more guaranteed separate accounts. Prudential has not registered interests in such separate account(s) under the Securities Act of 1933 and has not registered the separate accounts as investment companies under the Investment Company Act of 1940.

The Contracts

We generally issue the Contracts to Employers whose employees may become Participants. Under an Individual Retirement Account (“IRA”), a Participant’s spouse may also become a Participant. We may issue a Contract to an association that represents employers of employees who become Participants, to an association or union that represents members that become Participants, and to a trustee of a trust with participating employers whose employees become Participants. Even though an Employer, an association or a trustee is the Contractholder, the Contract normally provides that Participants will have the rights and interests under them that are described in this Prospectus. When a Contract is used to fund a deferred compensation plan established by a tax-exempt entity under Section 457 of the Code, all rights under the Contract are owned by the Employer to whom, or on whose behalf, the Contract is issued. All amounts that we pay under the Contract are payable to the Employer, and are its exclusive property. For a plan established under Section 457 of the Code, the employee has no rights or interests under the Contract, including any right or interest in any Subaccount of the Discovery Account, except as provided in the Employer’s plan. This may also be true with respect to certain non-qualified annuity arrangements.

Also, a particular plan, even if it is not a deferred compensation plan, may limit a Participant’s exercise of certain rights under a Contract. Participants should check the provisions of their Employer’s plan or any agreements with the Employer to see if there are any such limitations and, if so, what they are.

The Accumulation Period

Contributions; Crediting Units; Enrollment Forms; Deduction for Administrative Expenses.

If permitted under your retirement arrangement, an Employer will make contributions periodically to the Contract pursuant to a payroll deduction or similar agreement between the Participant and his Employer. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.

As a Participant, you designate what portion of the contributions made on your behalf should be invested in the Subaccounts or the Guaranteed Interest Account. The Participant may change this designation usually by notifying us as described under “Requests, Consents and Notices,” page 28. Under certain Contracts, an entity other than us keeps certain records. Participants under those Contracts must contact the record-keeper. See “Modified Procedures,” page 25.

We credit the full amount (100%) of each contribution designated for investment in any Subaccount to a Participant Account maintained for the Participant. Except for the initial contribution, the number of Units that we credit to a Participant in a Subaccount is determined by dividing the amount of the contribution made on his behalf to that Subaccount by the Subaccount’s Unit Value determined as of the end of the Valuation Period during which the contribution is received by us in good order at the address shown on the cover page of this Prospectus or such other address as we may direct.

We will invest the initial contribution made for a Participant in a Subaccount no later than two Business Days after we receive it, if it is preceded or accompanied by satisfactory enrollment information. If the Contractholder submits an initial contribution on behalf of one or more new Participants that is not preceded or accompanied by satisfactory enrollment information, then we will allocate such contribution to the Prudential Series Fund Money Market Subaccount upon receipt, and also will send a notice to the Contractholder or its agent that requests allocation information for each such Participant. If we do not receive the necessary enrollment information in response to this initial notice, we will deliver up to three additional notices to the Contractholder or its agent at monthly intervals that request such allocation information. After 105 days have passed from the time that Units of the Money Market Subaccount were purchased on behalf of Participants who failed to provide the necessary enrollment information, we will redeem the relevant Units and pay the proceeds (including earnings) to the Contractholder. Any proceeds that we pay to the Contractholder under this procedure may be considered a prohibited and taxable reversion to the Contractholder under current provisions of the Code. Similarly, proceeds that we return may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended, to hold all plan assets in trust. The Contractholder may avoid both problems if it arranges to have the proceeds paid into a qualified trust or annuity contract.

A change in the value of a Unit will not affect the number of Units of a particular Subaccount credited to a Participant. However, the dollar value of a Unit will vary from Business Day to Business Day depending upon the investment experience of the Subaccount.

We determine the value of a Participant Account in a Subaccount on any particular day by multiplying the total number of Units credited to the Participant by the Subaccount’s Unit Value on that day.

We set the Unit Value for each Subaccount at $10.00 on the date of commencement of operations of that Subaccount. We determine the Unit Value for any subsequent Business Day as of the end of that day by multiplying the Unit Change Factor for that day by the Unit Value for the preceding Business Day.

We determine the Unit Change Factor for any Business Day by dividing the current day net asset value for Fund shares by the net asset value for shares on the previous Business Day. This factor is then reduced by a daily equivalent of the mortality and expense risk fee and the administrative fee. We determine the value of the assets of a Subaccount by multiplying the number of Fund shares held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the Fund but not yet paid.

Allocation of Purchase Payments

A Participant determines how the initial contribution will be allocated among the Subaccounts by specifying the desired allocation on the application or enrollment form. A Participant may choose to allocate nothing to a particular Subaccount. Unless a Participant tells us otherwise, we will allocate subsequent contributions in the same proportions as the most recent contribution made by that Participant. A Participant may change the way in which subsequent contributions are allocated by providing us with proper instruction as described under “Requests, Consents and Notices,” page 28.

Asset Allocation Program

We may make available an Asset Allocation Program to assist Participants in determining how to allocate purchase payments. If a Participant chooses to participate in the program, the Participant may do so by utilizing a form available in the employee enrollment kit. The form will include a series of illustrations depicting various asset allocation models based on age and risk tolerance. We also make available a more comprehensive model based on an internet web site for use by Participants. We offer the Asset Allocation Program at no charge to the Participant. A Participant is under no obligation to participate in the program or to invest according to the program recommendations. A Participant may ignore, in whole or in part, the investment allocations provided by the program.

Asset allocation is a sophisticated method of diversification which allocates assets among classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program recommendations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time.

Transfers

A Participant may transfer out of an investment option into any combination of other investment options available under the Contract. Generally, the transfer request may be in dollars, such as a request to transfer $1,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options. Under certain Contracts, we may require that transfer requests be effected in terms of whole number percentages only, and not by dollar amount. A Participant may make transfers by proper notice to us as described under “Requests, Consents and Notices,” page 28.

If a Contractholder chooses telephone privileges, each Participant will automatically be enrolled to use the Telephone Transfer System. A Participant may decline telephone privileges on a form supplied by the Contractholder or us. We have adopted procedures designed to ensure that requests by telephone are genuine. We will not be held liable for following unauthorized telephone instructions we reasonably believe to be genuine. We cannot guarantee that a Participant will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Unless restricted by the retirement arrangement under which a Participant is covered, when we receive a duly completed written transfer request form or properly authorized telephone transfer request, we will transfer all or a portion of the Participant Account in any of the Subaccounts to another Subaccount or the Guaranteed Interest Account. We may restrict transfers from the Guaranteed Interest Account. There is no minimum transfer amount. As of the Business Day you make the transfer request, we will reduce the Subaccount(s) from which the transfer is made by the number of Units obtained by dividing the amount to be transferred by the Unit Value for the applicable Business Day. If the transfer is made to another Subaccount as of the same day, the number of Units we credit to the Participant in that Subaccount will be increased by means of a similar calculation. We reserve the right to limit the frequency of these transfers. All transfers are subject to the terms and conditions set forth in this Prospectus and in the Contract(s) covering a Participant.

We may stipulate different procedures for Contracts under which another entity provides record keeping services. Although there is presently no charge for transfers, we reserve the right to impose such charges in the future.

Certain Contracts may prohibit transfers from the Guaranteed Interest Account into non-equity investment options that are characterized in such Contract as “competing” with Prudential’s General Account options with regard to investment characteristics. If a Contract precludes such transfers, the Contract will further require that amounts transferred from the Guaranteed Interest Account into non-competing investment options, such as a Subaccount investing in a stock Fund, may not for 90 days thereafter be transferred into a “competing” option or back to the Guaranteed Interest Account.

A Contract may include a provision that, upon discontinuance of contributions for all Participants of an Employer covered under a Contract, the Contractholder may request that we make transfer payments from any of the Subaccounts to a designated alternate funding agency. If the Contract is used in connection with certain tax-deferred annuities subject to Section 403(b) of the Code, or with IRAs, we will promptly notify each affected Participant and each beneficiary of a deceased Participant that such a request has been received. Within thirty days of receipt of such notice, each recipient may elect in writing on a form approved by us to have any of his or her Participant Account Value transferred to the alternate funding agency. If he or she does not so elect, his or her investment options will continue in force under the Contract. If he or she does so elect, his or her account will be canceled as of a “transfer date” which is the Business Day specified in the Contractholder’s request or 90 days after we receive the request, whichever is later. The product of Units in the Participant’s Subaccounts immediately prior to cancellation and the appropriate Unit Value on the transfer date will be transferred to the designated alternate funding agency in cash.

Subject to any conditions or limitations regarding transfers contained in the Section 403(b) tax-deferred annuity arrangement under which a Participant is covered, a Participant who does not make an election to transfer his or her Participant Account Value to an Alternate Funding Agency may:

•	continue to make transfers of all or part of his interest in his Participant Account among the available investment options offered, and

•	transfer directly all or part of his interest in his Participant Account to a Section 403(b) tax-deferred annuity contract of another insurance company, a mutual fund custodial account under Section 403(b)(7), or a retirement plan or arrangement qualifying for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Code except that a Participant in a Code Section 457 plan established by a tax-exempt organization (other than a governmental unit) may make transfers only to the Section 457 plan of another tax-exempt organization.

Contributions may be discontinued for all Participants under a Contract or for all Participants of an Employer covered under the Contract used in connection with a deferred compensation plan subject to Section 457 of the Code due to certain circumstances, such as a change in any law or regulation, which would have an adverse effect on us in fulfilling the terms of the Contract. If contributions are so discontinued, we may initiate transfer payments from any Subaccount to an alternate funding agency. The transfer would be made as described in the paragraph above.

Transfers that you make among Subaccounts will take effect as of the end of the Valuation Period in which we receive a proper transfer request.

From time to time, we may make an offer to holders of other variable annuities that we or an affiliate issues to exchange their variable annuity contracts for interests in a Contract issued by the Account. We will conduct any such exchange offer in accordance with SEC rules and other applicable law. Current SEC rules pertaining to exchange offers among affiliated variable annuity contracts generally require, with certain exceptions, that no fee be imposed at the time of the exchange. Under this rule, we could charge an administrative fee at the time of the exchange, although we have no present intention of doing so. SEC rules also require us to give an exchanging variable annuity contractholder “credit,” for purposes of calculating any withdrawal charge applicable under the Contract, for the time during which the contractholder held the variable annuity that was exchanged.

Abusive Trading Practices

The practice of making frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading”, can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contracts were not designed for persons who make programmed, large or frequent transfers.

We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to this criteria.

In light of the risks posed by market timing/excessive trading to Participants and other mutual fund investors, we monitor Contract transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all existing or new Participants, and to take the other actions discussed below. We also reserve the right to refuse any transfer request for a Participant or Participants if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by a fund (e.g., by the fund’s portfolio manager) that the purchase or redemption of fund shares must be restricted because the fund believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected fund. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

•	Warning. Upon identification of activity by a Participant that meets the market-timing criteria, a warning letter will be sent to the Participant. A copy of the warning letter and/or a trading activity report will be provided to the Contractholder.

•	Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contractholder’s adoption of Prudential’s Market Timing/Excessive Trading policy, or if specifically directed by the Contractholder, Prudential will restrict a Participant from trading through the Internet, phone or facsimile for all investment options available to the Participant. In such case, the Participant will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades in the Participant Account. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.

•	Action by a Fund Family. In the event a fund family detects market timing, the fund family could restrict trading of the fund. The fund must allow distributions (redemptions), and therefore only a specific investment choice and transaction type could be restricted. In such a case, Prudential would place a restriction at the fund level and all Participants under a particular Contract would be impacted.

We may impose specific restrictions on financial transactions (including transfer requests) for certain funds based on the fund’s investment and/or transfer restrictions. We may do so to conform to any present or future restriction that is imposed by any fund. Variable insurance products other than the Contract may invest in the Funds available under the Contract. Those other variable insurance products may have few or no limitations on transfers. There may be unfavorable consequences associated with such unlimited trading (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) that may affect all those investing in a Fund through a variable insurance product.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

The above procedures apply to all new Contractholders and their Participants. They will apply to existing Contractholders and Participants if the Contractholder adopts the procedures or affirmatively authorizes trade restrictions.

Dollar Cost Averaging

We may make available an administrative feature called Dollar Cost Averaging (“DCA”). This feature allows Participants to transfer amounts out of the Guaranteed Interest Account or one of the Subaccounts and into one or more other Subaccounts. Transfers may be in specific dollar amounts or percentages of the amount in the DCA account at the time of the transfer. A Participant may ask that transfers be made monthly, quarterly, semi-annually or annually. A Participant can add to the DCA account at any time.

Each automatic transfer will take effect in monthly, quarterly, semi-annual or annual intervals as designated by the Participant. If the New York Stock Exchange and Prudential are not open on a transfer date, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. Automatic transfers continue until the amount specified has been transferred, or until the Participant notifies us and we process a change in allocation or cancellation of the feature. We currently impose no charge for this feature. We would impose such a charge only pursuant to an amendment to an administrative services agreement. Such an amendment would have to be agreed to in writing (or its electronic equivalent) by both us and the Contractholder.

Auto-Rebalancing

The Contracts may offer another investment technique. The Auto-Rebalancing feature will allow Participants to automatically rebalance Subaccount assets at specified intervals based on percentage allocations that they choose. For example, suppose a Participant’s initial investment allocation of Subaccounts is split 40% and 60%, respectively. Then, due to investment results, that split changes. A Participant may instruct that those assets be rebalanced to his or her original or different allocation percentages. Auto-Rebalancing can be performed on a one-time basis or periodically, as a Participant chooses. A Participant may select that rebalancing occur in monthly, quarterly, semi-annual or annual intervals. Rebalancing will take effect as of the end of the Valuation Period for each applicable interval. It will continue at those intervals until the Participant notifies us otherwise. If the New York Stock Exchange and Prudential are not open on the rebalancing date, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. We currently impose no charge for this feature. We would impose such a charge only pursuant to an amendment to an administrative services agreement, which would have to be agreed to in writing (or its electronic equivalent) by both us and the Contractholder.

Withdrawals

Under certain circumstances as described in the retirement arrangement under which a Participant is covered, a Participant may withdraw at any time all or part of his Participant Account Value that is attributable to Employer contributions or after-tax Participant contributions, if any.

The Code imposes restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code. Pursuant to Section 403(b)(11) of the Code, amounts attributable to a Participant’s salary reduction contributions (including the earnings thereon) that are made under a tax deferred annuity after December 31, 1988 can only be withdrawn (redeemed) when the Participant attains age 59 1/2, separates from service with his employer, dies, or becomes disabled (within the meaning of Section 72(m)(7) of the Code). However, the Code permits the withdrawal at any time of amounts attributable to tax-deferred annuity salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the arrangement under which a Participant is covered contains a financial hardship provision, a Participant can make withdrawals in the event of the hardship.

Furthermore, subject to any restrictions upon withdrawals contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can withdraw at any time all or part of his Participant Account Value under a predecessor Prudential tax-sheltered annuity contract, as of December 31, 1988. Amounts earned after December 31, 1988 on the December 31, 1988 balance in a Participant Account attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.

With respect to retirement arrangements other than tax-deferred annuities subject to Section 403(b) of the Code, a Participant’s right to withdraw at any time all or part of his Participant Account Value may be restricted by the retirement arrangement under which he is covered. For example, Code Section 457 plans typically permit withdrawals only upon attainment of age 70 1/2, severance from employment with the employer, or for unforeseeable emergencies.

Only amounts that you withdraw from contributions (including full withdrawals) may be subject to a withdrawal charge. For purposes of determining withdrawal charges, we consider withdrawals as having been made first from contributions. See “Withdrawal Charge,” page 26. This differs from the treatment of withdrawals for federal income taxes as described below, where, generally, withdrawals are considered to have been made first from investment income. We will effect the withdrawal as of the end of the Valuation Period in which a proper withdrawal request is received at Prudential.

You may specify from which investment options you would like the withdrawal processed. You may specify the withdrawal amount as a dollar amount or as a percentage of the Participant Account Value in the applicable Subaccount(s). If you do not specify from where you would like the withdrawal processed, a partial withdrawal will be withdrawn proportionally from all investment options.

We will generally pay the amount of any withdrawal within 7 days after receipt of a properly completed withdrawal request. We will pay the amount of any withdrawal requested, less any applicable tax withholding and/or withdrawal charge. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

Systematic Withdrawal Plan

If permitted by the Code and the retirement arrangement under which a Participant is covered, we may offer systematic withdrawals as an administrative privilege. Under a systematic withdrawal arrangement, a Participant may arrange for systematic withdrawals from the Subaccounts and the Guaranteed Interest Account in which he or she invests. A Participant may arrange for systematic withdrawals only if at the time he or she elects to have such an arrangement, the balance in his or her Participant Account is at least $5,000. A Participant who has not reached age 59 1/2, however, may not elect a systematic withdrawal arrangement unless he or she has first separated from service with his Employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying minimum distribution rules.

Federal income tax provisions applicable to the retirement arrangement under which a Participant is covered may significantly affect the availability of systematic withdrawals, how they may be made, and the consequences of making them. Withdrawals by Participants are generally taxable as ordinary income. Participants who have not reached age 59 1/2 may incur substantial tax penalties on withdrawals. Withdrawals made after a Participant has attained age 70 1/2 and withdrawals by beneficiaries must satisfy certain minimum distribution rules. See “Federal Tax Status,” page 28.

You may arrange systematic withdrawals only pursuant to an election in a form we have approved. Under certain types of retirement arrangements, if a Participant is married, the Participant’s spouse must consent in writing to the election of systematic withdrawals with signatures notarized or witnessed by an authorized plan representative, or equivalent electronic procedure permitted by ERISA and related federal regulations. The election must specify that the systematic withdrawals will be made on a monthly, quarterly, semi-annual, or annual basis.

We will effect all systematic withdrawals as of the day of the month specified by the Contractholder, or, if such day is not a Business Day, then on the next succeeding Business Day. Systematic withdrawals will continue until the Participant has withdrawn all of the balance in his or her Participant Account or has instructed Prudential in writing to terminate the systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts (in which case each withdrawal must be at least $250), unless it is made to satisfy minimum distribution rules, or over a specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal (which will vary, reflecting investment experience during the withdrawal period) will be equal to the sum of the balances then in the Participant Account divided by the number of systematic withdrawals remaining to be made during the withdrawal period.

We will take systematic withdrawals first out of the Participant’s investment, if any, in the Guaranteed Interest Account until that money is exhausted. Thereafter, we will take systematic withdrawals pro rata from the Subaccounts. Certain Contracts may specify that systematic withdrawals be deducted in a different manner.

A Participant may change the frequency, amount or duration of his or her systematic withdrawals by submitting a form to us or our designee. We will provide such a form to a Participant upon request. A Participant may make such a change only once during each calendar year.

A Participant may at any time instruct us to terminate the Participant’s systematic withdrawal arrangement. No systematic withdrawals will be made for a Participant after we have received this instruction. A Participant who chooses to stop making systematic withdrawals may not again make them until the next calendar year and may be subject to federal tax consequences as a result.

If a Participant arranges for systematic withdrawals, that will not affect any of the Participant’s other rights under the Contract, including the right to make withdrawals, and purchase a fixed dollar annuity.

Currently, we do not impose a withdrawal charge upon systematic withdrawals. However, we may apply a withdrawal charge on systematic withdrawals where payments are made for less than three years. We would impose any such charge only in accordance with the withdrawal charge schedule set out in the Fee Table. We currently permit a Participant who is receiving systematic withdrawals and is over the age of 59 1/2 to make one additional, non-systematic, withdrawal during each calendar year in an amount that does not exceed 10% of the sum of the Participant’s balances in the Participant Account and the Guaranteed Interest Account without the application of the withdrawal charge.

Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program (“Texas Program”).

Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant’s contribution. Texas’ contributions will be credited to the Participant Account. Until the Participant begins his or her second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas’ contributions. If the Participant does not commence his or her second year of Texas Program participation, the value of those Units representing Texas’ contributions will be withdrawn and returned to the State.

A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant’s death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant’s interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant’s Texas Program participation.

Death Benefit

When we receive due proof of a Participant’s death and a claim and payment election submitted in a form approved by us, we will pay to the designated beneficiary a death benefit made up of the balance in the Participant Account. We require proof of death to be submitted promptly. The appropriate address to which a death benefit claim generally should be sent is set out on the cover page of this Prospectus. For certain Contracts, a death benefit claim should be sent to a designated record keeper rather than us.

We will pay the death benefit, according to the Participant’s instructions, in:

•	one sum as if it were a single withdrawal,

•	systematic withdrawals,

•	an annuity, or

•	a combination of the three.

Any such payment will be subject to the minimum distribution rules of Code Section 401(a)(9) as described below under “Federal Tax Status.” If the Participant has not so directed, the beneficiary may, within any time limit prescribed by or for the retirement arrangement that covered the Participant, elect:

•	to receive a one sum cash payment;

•	to have a fixed dollar annuity purchased under the Contract on a specified date, using the same annuity purchase rate basis that would have applied if the Participant Account were being used to purchase an annuity for the Participant;

•	to receive regular payments in accordance with the systematic withdrawal plan; or

•	a combination of all or any two of the three options above.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a death benefit will be payable to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” A “qualified pre-retirement survivor annuity” is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the balance in the Participant Account as of the Participant’s date of death. Under the Retirement Equity Act, the spouse of a Participant in a retirement arrangement which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. Unless the spouse of a Participant in a Plan which is subject to these requirements properly consents to the waiver of the benefit, we will pay 50% of the balance in the Participant Account to such spouse even if the designated beneficiary is someone other than the spouse. Under these circumstances, we would pay the remaining 50% to the Participant’s designated beneficiary.

Unless the retirement arrangement that covered the Participant provides otherwise, a beneficiary who elects to have a fixed-dollar annuity may choose from among the available forms of annuity. See “Effecting an Annuity,” page 33. The beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the beneficiary will have the right to terminate such withdrawals and receive the remaining balance in the Participant Account in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See “Federal Tax Status” section of this Prospectus. If the beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangement that covered the Participant, within seven days after the expiration of that time limit, we will make a one sum cash payment to the beneficiary. A specific Contract may provide that an annuity is payable to the beneficiary if the beneficiary fails to make an election.

Until we pay a death benefit that results in reducing to zero the balance in the Participant Account, we will maintain the Participant Account Value in the Subaccounts and the Guaranteed Interest Account that make up the Participant Account for the beneficiary in the same manner as they had been for the Participant, except:

•	the beneficiary may make no contributions; and

•	the beneficiary may not take a loan.

Discontinuance of Contributions

By notifying us, the Contractholder generally may discontinue contributions on behalf of all Participants under a Contract or for all Participants of an Employer covered under a Contract. Contributions under the Contract will also be discontinued for all Participants covered by a retirement arrangement that is terminated.

On 90 days’ advance notice to the Contractholder, we may elect not to accept any new Participant, or not to accept further contributions for existing Participants.

The fact that contributions on a Participant’s behalf are discontinued does not otherwise affect the Participant’s rights under the Contracts. However, if contributions under a Program are not made for a Participant for a specified period of time (24 months in certain states, 36 months in others) and the total value of his Participant Account is at or below a specified amount ($1,000 in certain states, $2,000 in others), we may, if permitted by the Code, elect to cancel that Participant Account unless prohibited by the retirement arrangement, and pay the Participant the value as of the date of cancellation.

Loan Program

The loans described in this section are generally available to Participants in 401(a) and 403(b) programs. The ability to borrow, as well as the interest rate and other terms and conditions of the loan may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.

For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the loan program comply with all Contract qualification requirements including the ERISA regulations.

The loans described in this section, (which involve the variable investment options), work as follows:

Administration of Loan Program. A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this loan program. To receive a Participant loan, a Participant must sign a promissory note along with a pledge or assignment of the portion of the Account Value used for security on the loan. The term “participant,” for the purposes of the loan program only, means a Participant or Beneficiary who is a “party in interest” to the Plan including a Participant whose employment with a Plan Sponsor has ended.

Non-Automated Loans (Loans Requested Via Paper Form)—A Participant may apply for a loan by submitting a duly completed loan application that has been signed by the Participant.

Automated Loans (Loans Requested Via Telephone or Internet)—If permitted under the Contract, a Participant may apply for a loan by submitting a duly completed loan application, in a form prescribed by Prudential and consistent with the terms of this loan program, by authorized electronic means. The date and time of receipt will be appropriately recorded.

A loan application fee of up to $75.00 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60.00 which amount will be deducted from a Participant’s account. This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually.

Availability of Participant Loans. If loans are permitted under the terms of the Contract, loans will be made available to Participants. Prudential may however refuse to make a loan to any Participant who it reasonably believes will not repay the loan. A Participant who has defaulted on a previous loan from the Plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest).

A Participant may not make, and the Plan will not accept, a direct rollover of a loan from the plan of a Participant’s former employer.

Reasonable Rate of Interest. A Participant will be charged a reasonable rate of interest for any loan. The Contract will prescribe a means of establishing a reasonable interest rate. The interest rate on participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively with thirty (30) days notice. The new basis will apply only to loans made after the effective date.

Adequate Security. All Participant loans must be adequately secured. The Participant’s vested Account Value will be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant’s vested Account Value, determined immediately after the origination of each loan.

Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan must be repaid within a period not exceeding five (5) years from the date the Participant receives the loan from the Plan.

If permitted by the Contract, loan repayments may be made by payroll deduction. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than 2 months from the date the loan is issued. Should payroll deductions not be possible, payments will be due directly from the Participant by check or similar payment method. Should a Participant be unable to use payroll repayment, the Contract may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan, with interest in full, in substantially equal payments over the remaining original period of the loan.

Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payment, but less than the total outstanding balance, must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.

Unpaid leave of Absence A Participant with an outstanding Participant loan may suspend loan payments to the Plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant’s return to employment (or after the end of the 12-month period, if earlier), the Participant’s outstanding loan will be re-amortized over the remaining period of such loan to make up for the missed payments. The re-amortized loan may extend beyond the original loan term so long as the loan is paid in full by the earliest of: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.

Military leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave. Upon the Participant’s return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant’s military leave, without regard to the five-year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant’s military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).

Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

(a)	$50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the Plan as of the date such loan is made) or

(b)	One-half (½) of the Participant’s vested Account Value, determined as of the valuation date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such valuation date.

The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential and permitted under applicable law. For purposes of this limit, an “outstanding loan” includes a loan for which a “deemed distribution” has occurred, following the borrower’s default and pursuant to applicable law, unless the borrower repays the outstanding balance of the defaulted loan (including accrued interest through the date of repayment).

This maximum is set by federal tax law and applies to all loans from any plans of the Employer. In applying the limitations under this section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant’s interest in the Plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the Plan will be treated as loan under this section. Since Prudential cannot monitor a Participant’s loan activity relating to other plans offered to the Participant, it is the Participant’s responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount will be treated as a taxable distribution. In that event, Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. Only one outstanding loan is allowed per Participant. A Participant may not renegotiate a loan.

Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. If the Contract does not specify procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution.

Unless requested otherwise on the Participant’s loan application, a Participant loan will be made equally from all investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific investment fund or funds. Unless specified otherwise in the Contract, loan repayments will be invested according to the Participant’s investment allocation for current contributions unless otherwise elected by the Participant.

Procedures for Loan Default. If the Plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrower normally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be within 90 days after each due date, but may be extended by determination of Prudential to the date the late payment is actually made for specific causes that are beyond the Participant’s control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.

Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due to the following:

(a)	Failure to pay on time (including within any grace period allowed under loan procedures used for the Plan);

(b)	Death of the Participant;

(c)	Failure to pay on time any other or future debts to the Plan;

(d)	Any statement or representation by the Participant in connection with the loan which is false or incomplete in any material respect;

(e)	Failure of the Participant to comply with any of the terms of the promissory note and other loan documentation;

(f)	When the Participant becomes insolvent or bankrupt.

If a Participant defaults on a Participant loan, the Plan may not offset the Participant’s Account Value until the Participant is otherwise entitled to an immediate distribution of the portion of the Account Value that will be offset and such amount being offset is available as security on the loan. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time.

Pending the offset of a Participant’s Account Value following a defaulted loan, the following rules apply to the amount in default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001.

(a)	Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.

(b)	A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the Plan as a taxable distribution.

The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.

Loan repayments may continue beyond termination of employment.

A Participant may not request a direct rollover of the loan note.

Modified Procedures

Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by us. Such Contracts may require procedures somewhat different than those set forth in this Prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract’s record-keeper rather than us. The record-keeper is the Contractholder’s agent, not our agent. Accordingly, transactions will be processed and priced as of the end of the Valuation Period in which we receive appropriate instructions and/or funds from the record-keeper. The Contract will set forth any such different procedures.

Charges, Fees and Deductions

Administrative Fee

We impose an administrative fee to compensate for the expenses incurred in administering the Contracts. This includes such things as issuing the Contract, establishing and maintaining records, and providing reports to Contractholders and Participants. We deduct this fee daily from the assets in each of the Subaccounts at a maximum effective annual rate of 0.75%. We may reduce this administrative fee under Contracts as to which, due to economies of scale or other factors, our administrative costs are reduced.

Charge for Assuming Mortality and Expense Risks

We make a deduction daily from the assets of each of the Subaccounts as compensation for assuming the risk that our estimates of longevity and of the expenses we expect to incur over the lengthy periods that the Contract may be in effect will turn out to be incorrect. We assess the charge daily at an annual rate of 0.15% of the assets held in the Subaccounts.

Expenses Incurred by the Funds

Participants indirectly bear the charges and expenses of the Funds. Details about investment management fees and other Fund expenses are available in the accompanying prospectuses for the Funds and the related statements of additional information.

Withdrawal Charge

We may assess a withdrawal charge upon full or partial withdrawals. The charge compensates us for paying all of the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. We do not impose a withdrawal charge whenever earnings are withdrawn.

The amount of the withdrawal charge that we impose upon any withdrawal depends upon the number of years of a Participant’s participation in the Contract, the year in which the withdrawal is made, and the kind of retirement arrangement that covers the Participant. Participation in the Contract begins upon the date we receive the first contribution on behalf of the Participant, along with enrollment information in a form satisfactory to us. Such participation ends on the date when the Participant’s Account under the Contract is canceled. In the event of such cancellation, we may, in our discretion, treat the Participant as if he/she were still participating in the Contract for a limited period of time (currently, about one year). In that way, if the Participant some time later becomes a Contract Participant again, he/she will be given credit, for purposes of calculating any withdrawal charge, for that limited time period that we allowed.

The table below describes the maximum amount of the withdrawal charge that we deduct.

Years of Contract Participation	The Withdrawal Charge Will Be Equal To The Following Percentage Of The Contributions Withdrawn
First Year	5%
Second Year	4%
Third Year	3%
Fourth Year	2%
Fifth Year	1%
Sixth and Subsequent Years	No Charge

In general, we will reduce the proceeds received by a Participant upon any withdrawal by the amount of any withdrawal charge. Also, at our discretion, we may reduce or waive withdrawal charges for certain classes of contracts (e.g., contracts exchanged from existing contracts).

Limitations on Withdrawal Charge

We will not impose a withdrawal charge with respect to contributions withdrawn for any of the following purposes:

•	to purchase an annuity;

•	to provide a death benefit;

•	pursuant to a systematic withdrawal plan generally;

•	to provide a minimum distribution payment;

•	in cases of financial hardship or disability retirement as determined pursuant to provisions of the Employer’s retirement arrangement; or

•	on contributions received from a roll-over.

Further, for all plans other than IRAs, we will impose no withdrawal charge upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contractholder.

Contributions that you transfer among the Guaranteed Interest Account and the Subaccounts are considered to be withdrawals from the Guaranteed Interest Account or the Subaccount from which the transfer is made, but we impose no withdrawal charge upon them. Those contributions will, however, be considered as contributions to the receiving Subaccount or Guaranteed Interest Account for purposes of calculating any charge imposed upon their subsequent withdrawal from that investment option.

We consider loans to be withdrawals from the Subaccounts from which the loan amount was deducted. However, we do not consider a loan to be a withdrawal from the Contract. Therefore, we do not impose a withdrawal charge upon loans. However, we will treat the principal portion of any loan repayment as a contribution to the receiving Subaccount for purposes of calculating any charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan by, for example, failing to make required payments, we will treat the outstanding balance of the loan as a withdrawal for purposes of the withdrawal charge. We will deduct the withdrawal charge from the same Subaccounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Subaccounts, we will deduct the withdrawal charge from the Participant’s other Subaccounts and the Guaranteed Interest Account.

We may impose withdrawal charges lower than those described above with respect to Participants under certain Contracts. These lower charges will reflect our anticipation that lower sales costs will be incurred, or less sales services will be performed, with respect to such Contracts due to economies arising from:

•	the utilization of mass enrollment procedures; or

•	the performance of sales functions, which we would otherwise be required to perform, by the Contractholder, an Employer, or by a third party on their behalf; or

•	an accumulated surplus of charges over expenses under a particular Contract.

Generally, we lower or waive the withdrawal charge depending on the amount of local service the Contractholder requires. In addition, we may lower the charge if required by state law.

Taxes Attributable to Premium

There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

Aggregate Nature of Charges

The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.

Requests, Consents and Notices

The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or Internet access through www.prudential.com, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.

Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other electronic communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability, or cost which results from acting upon instructions reasonably believed to be authorized by you.

During times of extraordinary economic or market changes, electronic and other instructions may be difficult to implement.

Some states, retirement programs, or Contractholders may not allow these privileges, or allow them only in modified form.

Federal Tax Status

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

Annuity Qualification

This discussion assumes the Contracts will be treated as annuity contracts for federal income tax purposes. In order to qualify for the tax rules applicable to annuity contracts, the assets underlying the Contracts must be diversified according to certain rules. For further detail on diversification requirements, see Dividends, Distributions and Taxes in the attached prospectus for The Prudential Series Fund. Tax rules also require that Prudential must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. Treasury Department regulations do not provide guidance concerning the extent to which Participants may direct investments in the particular investment options without causing Participants, instead of Prudential, to be considered the owner of the underlying assets. The ownership rights under the Contract are similar to, but different in certain aspects from, those addressed by the Internal Revenue Service in rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the Ruling. While we believe that Prudential will be treated as the owner of the assets of the Discovery Account, it is possible that the Participants may be considered to own the assets. Because of these uncertainties, Prudential reserves the right to make any changes it deems necessary to assure that the Contracts qualify as annuity contracts for tax purposes including changing the number of Funds that an Employer may make available to Participants. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances.

Tax-Qualified Retirement Arrangements Using the Contracts

The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (“Keogh plans”), simplified employee pension plans (“SEPs”), individual retirement plan accounts (“IRAs”), Roth IRAs, and Section 403(b) tax-deferred annuities (“TDAs”). The Contracts may also be used with defined contribution annuity plans qualifying for federal tax benefits under Section 403(c) of the Code (“Section 403(c) annuities”). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex, and Participants are advised to consult a qualified tax adviser.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called “Section 457 Plans” after the Internal Revenue Code section that governs their structure). The tax rules for such plans involve, among other things, limitations on contributions and minimum distribution requirements. Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements. Please refer to the discussion of “Entity Owners” on page 32, which may be applicable in certain circumstances.

Contributions

In general, assuming that Participants and employers adhere to the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a qualified retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year.

Contributions to a Roth IRA are subject to certain limits, and are not deductible for federal income tax purposes. Contributions to Section 403(c) annuities are not deductible.

Earnings

Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which the contributions have been invested until a distribution or withdrawal is received.

Distributions or Withdrawals

When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special income-averaging rule. The effect of federal income taxation depends largely upon the type of retirement plan and a generalized description, beyond that given here, is not particularly useful. Careful review of tax law applicable to the particular type of plan is necessary.

Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. Participants contemplating a withdrawal should consult a qualified tax adviser.

Under a Roth IRA, distributions are generally not taxable for federal income tax purposes if they are made after attainment of age 59 1/2 or for certain other reasons and if the individual had a Roth IRA in effect for at least five years.

Minimum Distribution Rules

In general, distributions from qualified retirement arrangements and Section 457 Plans must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which the Participant attains age 70 1/2 or (2) the Participant retires. The following exceptions apply:

•	For a TDA, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date.

•	For IRAs, (2) above does not apply.

•	Roth IRAs are not subject to these pre-death minimum distribution rules.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for the life of the Participant or the lives of the Participant and his designated beneficiary, or over a period that is not longer than the life expectancy of the Participant or the life expectancies of the Participant and his designated beneficiary.

Distributions to beneficiaries are also subject to minimum distribution rules. If a Participant dies before his entire interest in his Participant Account has been distributed, his remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the Participant’s date of death. If the Participant dies before distributions have begun (or are treated as having begun) and did not designate a beneficiary, the entire interest in his Participant Account generally must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. Alternatively, if there is a designated beneficiary, payment of the entire interest generally must begin no later than December 31 of the calendar year immediately following the year in which the Participant dies and continue for the beneficiary’s life or a period not exceeding the beneficiary’s life expectancy. Special rules apply where the deceased Participant’s spouse is his designated beneficiary.

An excise tax applies to Participants or beneficiaries who fail to take the minimum distribution in any calendar year.

Section 403(C) Annuity Arrangements Using the Contracts

Contributions to Section 403(c) annuities are neither deductible nor subject to tax law limitations on their amount. Federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which contributions have been invested until a distribution or withdrawal is received. When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, a portion of the distribution or withdrawal is taxable as ordinary income. Section 403(c) annuities are subject to neither the Minimum Distribution Rules described above nor to the rules described below as Penalty Taxes on Withdrawals and Annuity Payments and Required Distributions Upon Death of Participant.

Taxes Payable by Participant

We believe the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, Participants should not pay any tax on investment earnings until money is received under the Contracts. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

Taxes on Withdrawals and Surrender

If a Participant makes a withdrawal from the Contract or surrenders it before annuity payments begin, the amount received will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn.

If a Participant assigns or pledges all or part of the Contract as collateral for a loan, the part assigned or pledged will be treated as a withdrawal. Also, if a Participant elects the interest payment option, this will be treated, for tax purposes, as a surrender of the Contract.

If a Participant transfers the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.

Taxes on Annuity Payments

A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.

After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the purchase payments have been recovered, a tax deduction is allowed for the unrecovered amount.

Tax Penalty on Withdrawals and Annuity Payments

Any taxable amount received under the Contract may be subject to a 10 percent tax penalty. Amounts are not subject to this tax penalty if:

•	the amount is paid on or after age 59 1/2 or the death of the Participant;

•	the amount received is attributable to the Participant becoming disabled;

•	the amount paid or received is in the form of level payments not less frequently than annually for life (or a period not exceeding life expectancy); or

•	the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

Generally, if the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59 1/2 (or before the end of the five year period beginning with the first payment and ending after age 59 1/2), the tax for the year of modification will be increased by the tax penalty that would have been imposed without the exception, plus interest for the deferral. There are three approved methods for calculating the amount of the payments in the payment stream. In Revenue Ruling 2002-62, the IRS has indicated that a taxpayer may make a one-time switch to the “required minimum distribution method” from either of the other two methods without being deemed to have modified the series of payments.

Taxes Payable by Beneficiaries

Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon the death of a Participant, as discussed further below.

Required Distributions Upon Death of Participant

For nonqualified annuity arrangements certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract. For Qualified Plans, see “Minimum Distribution Rules” on page 30.

If the Participant dies on or after the annuity date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If the Participant dies before the annuity date, the entire interest in the Contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by the designated beneficiary and if annuity payments begin within 1 year of the death of the Participant, the value of the Contract may be distributed over the beneficiary’s life or a period not exceeding the beneficiary’s life expectancy. The designated beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person.

If any portion of the Contract is payable to (or for the benefit of) a Participant’s surviving spouse, such portion of the Contract may be continued with the spouse as the owner.

Entity Owners

When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a TDA or individual retirement plan (see discussion above) or contracts that provide for immediate annuities.

Withholding

Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements and annuity payments from qualified plans are subject to tax withholding. Participants may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with us. Absent these elections, we will withhold the tax amounts required by the applicable tax regulations. Participants may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.

In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; or (4) hardship distribution of salary deferral amounts. Amounts that are received under a Contract used in connection with a Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

Generation-Skipping Transfers

If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be a generation-skipping transfer tax consequence.

Taxes on Prudential

Although the Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Subaccounts invested in the Funds are taxed as part of the operations of Prudential. No charge is being made currently against those Subaccounts for company federal income taxes. Prudential will review the question of a charge to the Subaccounts invested in the Funds for company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Subaccount assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Subaccount contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges paid under the contract. We reserve the right to change these tax practices.

ERISA Considerations

Employer involvement and other factors will determine whether a Contract is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). If applicable, ERISA and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.

Information about any applicable fees, charges, discounts, penalties or adjustments may be found under “Charges, Fees and Deductions” starting on page 25.

Information about sales representatives and commissions may be found under “Other Information” and “Sale of the Contract and Sales Commissions” on page 36.

In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

Effecting an Annuity

Subject to the restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code, and subject to the provisions of the retirement arrangement that covers him or her, a Participant may elect at any time to have all or a part of his or her interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. The Contracts do not provide for annuities that vary with the investment results of any Subaccount. Withdrawals from the Participant Account that are used to purchase a fixed dollar annuity under the Contracts become part of Prudential’s General Account, which supports insurance and annuity obligations.

In electing to have an annuity purchased, the Participant may select from the forms of annuity described below, unless the retirement arrangement covering the Participant provides otherwise. The annuity is purchased on the first day of the month following receipt by us of proper written notice on a form we have approved that the Participant has elected to have an annuity purchased, or on the first day of any subsequent month that the Participant designates. We generally will make the first monthly annuity payment within one month of the date on which the annuity is purchased.

For contracts held in connection with certain types of retirement arrangements, please note that if a Participant is married at the time payments commence, the Participant may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to the Participant’s spouse, unless the Participant’s spouse waives that right. Similarly, if the Participant is married at the time of the Participant’s death, federal law may require all or a portion of the death benefit to be paid to the Participant’s spouse, even if the Participant designated someone else as the Participant’s beneficiary. For more information, consult the terms of your retirement arrangement. A “qualified joint and survivor annuity” is an annuity for the Participant’s lifetime with at least 50% of the amount payable to the Participant continued after the Participant’s death to his or her spouse, if then living.

Once annuity payments begin, the annuitant cannot surrender his or her annuity benefit and receive a one sum payment.

We make the following forms of annuity available to Participants.

Life Annuity with Payments Certain

This is an immediate annuity payable monthly during the lifetime of the annuitant. We guarantee that if, at the death of the annuitant, payments have been made for less than the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), they will be continued during the remainder of the selected period to his or her beneficiary.

Annuity Certain

This is an immediate annuity payable monthly for a period certain which may be 60, 120, 180, or 240 months, as selected by the annuitant. If the annuitant dies during the period certain, we will continue payments in the same amount the annuitant was receiving to his or her beneficiary. We make no further payments after the end of the period certain.

Joint and Survivor Annuity with Payments Certain

This is an immediate annuity payable monthly during the lifetime of the annuitant with payments continued after his or her death to the contingent annuitant, if surviving, for the latter’s lifetime. Until the selected number of payments certain have been paid, payments made to the contingent annuitant after the annuitant’s death are the same as those the annuitant was receiving. Thereafter, the payments continued to the contingent annuitant will be a percentage of the monthly amount paid to the annuitant such as 33 1/3%, 50%, 66 2/3%, or 100% as selected by the annuitant. The amounts of each payment made to the annuitant will be lower as the percentage he or she selects to be paid to the contingent annuitant is higher. If both the annuitant and the contingent annuitant die during the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), we will continue payments during the remainder of the period certain to the properly designated beneficiary.

We may make other forms of annuity available under the Contracts. The retirement arrangement under which the Participant is covered may restrict the forms of annuity that a Participant may elect.

If the dollar amount of the first monthly annuity payment is less than the minimum amount specified in the Contract, or if the beneficiary is other than a natural person receiving payments in his or her own right, we may elect to pay the commuted value of the unpaid payments certain in one sum.

Purchasing the Annuity

Prudential does not deduct a withdrawal charge from contributions withdrawn to purchase an annuity. We apply the value of your Participant Account, less any applicable taxes, to the appropriate annuity purchase rate determined in accordance with the schedule in the Contract at the time the annuity is purchased. However, we may determine monthly payments from schedules of annuity purchase rates providing for larger payments than the rates shown in the Contract.

We guarantee the schedule of annuity purchase rates in a Contract for ten years from the date the Contract is issued. If at any time after a Contract has been in effect for ten years, we modify the schedule of annuity purchase rates, the modification is also guaranteed for ten years. A change in the schedule of annuity purchase rates used for an annuity certain with 180 payments or less, as described above, will apply only to amounts added to a Participant Account after the date of change. A change in any other schedule will apply to all amounts in a Participant Account.

Spousal Consent Rules for Certain Retirement Plans

Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA.

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plan and, Money Purchase Pension Plans.    If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (“QJSA”), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death.

Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (“QPSA”). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and Erisa 403(b) Annuities).    Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs, non-Erisa 403(b) Annuities, and 457 Plans.    Spousal Consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

Other Information

Misstatement of Age or Sex

If an annuitant’s stated age or sex (except where unisex rates apply) or both are incorrect, we will change each benefit and the amount of each annuity payment to that which the total contributions would have bought for the correct age and sex. Also, we will adjust for the amount of any overpayments we have already made.

Sale of the Contract and Sales Commissions

Prudential Investment Management Services LLC (“PIMS”), an indirect wholly-owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of the Contract. PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. PIMS’ principal business address is 100 Mulberry Street, Newark, NJ 07102-4077. The Contract is sold by registered representatives of PIMS and other broker-dealers who are also authorized by state insurance departments to do so. During 2005, 2004, and 2003, $377,359, $575,739 and $529,729, respectively were paid to PIMS for its services as principal underwriter. During 2005, 2004 and 2003, PIMS retained none of the commissions. We pay the broker-dealer whose registered representatives sell the Contract either:

•	a commission of up to 2.70% of your purchase payments; or

•	a combination of a commission on purchase payments and a “trail” commission-which is a commission determined as a percentage of your Account value that is paid periodically over the life of your Contract.

The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker-dealer firm. We may also provide compensation for providing ongoing service in relation to the Contract. In addition, in an effort to promote the sale of our products (which may include the placement of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services. To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. A list of firms that PIMS paid pursuant to such arrangements and the range of fees that PIMS paid is provided in the Statement of Additional Information, which is available upon request. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group annuity contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

Voting Rights

As stated above, all of the assets held in the Subaccounts of the Discovery Account are invested in shares of the corresponding Funds. We are the legal owner of those shares. As such, we have the right to vote on any matter voted on at any shareholders meetings of the Funds. However, as required by law, we vote the shares of the Funds at any regular and special shareholders meetings the Funds are required to hold in accordance with voting instructions received from Participants. The Funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from Participants are received, and any shares owned directly or indirectly by us, are voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to vote shares of the Funds in our own right, we may elect to do so. For some Plans, the Contractholder (rather than the Participants) will vote.

Generally, Participants may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the Funds. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, Participants participating in such portfolios will vote separately on the matter, as required by applicable securities laws.

The number of Fund shares for which a Participant may give instructions is determined by dividing the portion of the value of the Participant Account derived from participation in a Subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which you may give us instructions is determined as of the record date chosen by the Board of the applicable Fund. We furnish you with proper forms and proxies to enable you to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

We may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds’ portfolios, or to approve or disapprove an investment advisory contract for a Fund. If we do disregard voting instructions, we will advise of that action and our reasons for such action in the next annual or semi-annual report.

Substitution of Fund Shares

Although we believe it to be unlikely, it is possible that in the judgment of its management, one or more of the Funds may become unsuitable for investment by Contractholders and Participants. This may occur because of investment policy changes, tax law changes, the unavailability of shares for investment or at our discretion. In that event, we may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, we would have to obtain the approval of the SEC, and possibly one or more state insurance departments. We would notify Contractholders and Participants of any such substitution.

Reports to Participants

We will send Participants, at least annually, reports showing as of a specified date the number of units credited to them in the Subaccounts of the Discovery Account. We also will send Participants in certain plans annual and semi-annual reports for the applicable Funds.

State Regulation

Prudential is subject to regulation by the Department of Banking and Insurance of the State of New Jersey as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the New Jersey Department, which makes an independent computation of Prudential’s legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves an extensive audit including, but not limited to, an inventory check of assets and sampling techniques to check the performance by Prudential of its contracts. This regulation does not involve any supervision or control over the investment policies of the Subaccounts or over the selection of investments for them, except for verification of the compliance of Prudential’s investment portfolio with New Jersey law.

The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are “unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law.” New Jersey also can withhold or withdraw approval if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.

In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contracts accounts, in a form promulgated by the National Association of Insurance Commissioners.

Litigation

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to Prudential and proceedings that are typical of the businesses in which Prudential operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Prudential, along with a number of other insurance companies, received formal requests for information from the New York State Attorney General’s Office (NYAG), the Securities and Exchange Commission, the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. Prudential may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. Prudential is cooperating with these inquiries, and has had discussions with certain authorities, including the NYAG, in an effort to resolve the inquiries into this matter. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation, and two shareholder derivative actions, Gillespie v. Ryan and Kahn v. Agnew and the California Department of Banking and Insurance. Both derivative actions were dismissed without prejudice. In Gillespie, the plaintiff entered into a tolling agreement to permit a Special Evaluation Committee of Prudential Financial’s Board of Directors to investigate and evaluate his demand that Prudential Financial take action regarding these matters. The Committee’s investigation is in progress.

In April 2005, Prudential voluntarily commenced a review of its accounting for the reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to Prudential’s wind down and divested businesses and discontinued operations. Subsequent to commencing its voluntary review, Prudential received a formal request from the Connecticut Attorney General for information regarding Prudential’s participation in reinsurance transactions generally and a formal request from the Securities and Exchange Commission for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to Prudential’s property and casualty insurance operations that were sold in 2003. These examinations are ongoing and not yet complete and it is possible that Prudential may receive additional requests from regulators relating to reinsurance arrangements. Prudential intends to cooperate with all such requests.

In August 2000, plaintiffs filed a purported national class action in the District Court of Valencia County, New Mexico, Azar, et al. v. Prudential Insurance, based upon the alleged failure to adequately disclose the increased costs associated with payment of life insurance premiums on a “modal” basis, i.e., more frequently than once a year. Similar actions have been filed in New Mexico against over a dozen other insurance companies. The complaint asserts claims for breach of the common duty to disclose material information, breach of the implied covenant of good faith and fair dealings, breach of fiduciary duty, unjust enrichment and fraudulent concealment and seeks injunctive relief, compensatory and punitive damages, both in unspecified amounts, restitution, treble damages, interest, costs and attorneys’ fees. In March 2001, the court entered an order granting partial summary judgment to plaintiffs as to liability. In January 2003, the New Mexico Court of Appeals reversed this finding and dismissed the claims for breach of the covenant of good faith and fair dealing and breach of fiduciary duty. The case was remanded to the trial court and in November 2004, it held that, as to the named plaintiffs, the non-disclosure was material. In July 2005, the court certified a class of New Mexico only policyholders denying plaintiffs’ motion to include purchasers from 35 additional states. In September 2005, plaintiffs sought to amend the court’s order on class certification with respect to eight additional states In March 2006, the court denied plaintiffs’ request.

In November 1996, plaintiffs filed a purported class action lawsuit against Prudential, the Prudential Home Mortgage Company, Inc., and several other subsidiaries in the Superior Court of New Jersey, Essex County, Capitol Life

Insurance Company v. Prudential Insurance, et al., in connection with the sale of certain subordinated mortgage securities sold by a subsidiary of Prudential Home Mortgage. In February 1999, the court entered an order dismissing all counts without prejudice with leave to refile after limited discovery. In May 2000, plaintiffs filed a second amended complaint that alleges violations of the New Jersey securities and RICO statutes, fraud, conspiracy and negligent misrepresentation, and seeks compensatory as well as treble and punitive damages. Defendants filed a motion to dismiss that was denied in October 2001. In October 2002, plaintiffs’ motion for class certification was denied. Since that time, the court has permitted nine additional investors to intervene as plaintiffs. In August 2005, the court dismissed the New Jersey Securities Act and RICO claims and the negligent misrepresentation claim. Plaintiffs’ application for interlocutory appeal of this ruling was denied.

In August 1999, a Prudential employee and several retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential Insurance, et al., against Prudential and its Board of Directors in connection with a group annuity contract entered into in 1989 between Prudential and the Prudential Retirement Plan. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, Prudential would retain shares distributed under the annuity contract in violation of ERISA’s fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and Prudential filed an answer denying the essential allegations of the complaint. The amended complaint seeks injunctive and monetary relief, including the return of what are claimed to be excess investment and advisory fees paid by the Retirement Plan. In March 2002, the court dismissed certain of the claims against the individual defendants. A non-jury trial was concluded in January 2005. The court has not yet issued its decision.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp. v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including Prudential and related entities, who invested in Enron’s commercial paper. The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws, constitutes a fraudulent conveyance and that Prudential and related entities received prepayment of approximately $125 million. In June 2005, a motion by all defendants to dismiss Enron’s complaint was denied. Defendants’ motion for leave to appeal is pending.

Shane v. Humana, et. al is a nationwide class action lawsuit brought on behalf of provider physicians and physician groups alleging that Prudential and other health care companies engaged in an industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing physicians to enter into agreements with unfair and unreasonable terms. In September 2005, the United States District Court for the Southern District Florida entered a final order approving the settlement of these claims by Prudential, which provides for a payment to plaintiffs in the amount of $22 million. Two members of the plaintiff class have appealed. In February 2006, the Eleventh Circuit dismissed the appeals as premature. One appeal was subsequently reinstated and then withdrawn. The other appellant has asked the court to reinstate his appeal.

Stewart v. Prudential, et al. is a lawsuit brought in the Circuit Court of the First Judicial District of Hinds County, Mississippi by the beneficiaries of an alleged life insurance policy against Prudential and Pruco Life Insurance Company. The complaint alleges that the Prudential defendants acted in bad faith when they failed to pay a death benefit on an alleged contract of insurance that was never delivered. On February 15, 2006, the jury awarded the plaintiffs $1.4 million in compensatory damages and $35 million in punitive damages. Prudential plans to appeal the verdict.

Prudential’s litigation is subject to many uncertainties, and given its complexity and scope, its outcome cannot be predicted. It is possible that the results of operations or the cash flow of Prudential in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on Prudential’s financial position.

Statement of Additional Information

Page
The contents of the Statement of Additional Information include:
Definitions	3
Other Contract Provisions	3
Administration	3
Experts	4
Principal Underwriter	4
Payments Made to Promote Sale of Our Products	4
Determination of Accumulation Unit Values	5
Financial Statements	A-1
of the Prudential Discovery Premier Group Variable Contract Account
Consolidated Financial Statements	B-1
of The Prudential Insurance Company of America and its Subsidiaries

Additional Information

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.

Participants in certain plans may obtain further information, including the Statement of Additional Information, from us without charge. The addresses and telephone numbers are set forth on the cover page of this Prospectus.

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .50%)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Prudential Series Fund Money Market						Prudential Series Fund Diversified Bond						Prudential Series Fund Government Income
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$12.51	$12.45	$12.40	$12.28	$11.86	$10.00	$14.98	$14.26	$13.33	$12.51	$11.76	$10.00	$15.43	$15.04	$14.75	$13.23	$12.30	$10.00
2. End of period (rounded)	$12.81	$12.51	$12.45	$12.40	$12.28	$11.86	$15.39	$14.98	$14.26	$13.33	$12.51	$11.76	$15.74	$15.43	$15.04	$14.75	$13.23	$12.30
3. Accumulation Units Outstanding at end of period	7,405	10,992	10,006	1,665	27	0	53,979	40,660	36,212	31,545	29,304	21,508	40,411	37,626	34,774	31,244	17,056	13,820

	SUBACCOUNTS
	Prudential Series Fund Conservative Balanced						Prudential Series Fund Small Capitalization Stock						Prudential Series Fund Flexible Managed
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$13.36	$12.43	$10.51	$11.61	$11.91	$10.00	$16.48	$13.58	$ 9.87	$11.66	$11.11	$10.00	$12.94	$11.74	$ 9.53	$10.98	$11.70	$10.00
2. End of period (rounded)	$13.75	$13.36	$12.43	$10.51	$11.61	$11.91	$17.59	$16.48	$13.58	$ 9.87	$11.66	$11.11	$13.41	$12.94	$11.74	$ 9.53	$10.98	$11.70
3. Accumulation Units Outstanding at end of period	44,783	45,661	37,409	33,263	25,550	20,070	114,320	99,461	87,327	72,601	8,830	0	84,965	83,549	74,797	65,727	61,397	55,186

	SUBACCOUNTS
	Prudential Series Fund High Yield Bond						Prudential Series Fund Stock Index						Prudential Series Fund Value
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$13.33	$12.14	$ 9.76	$9.66	$9.76	$10.00	$13.76	$12.52	$ 9.82	$12.68	$14.49	$10.00	$13.28	$11.48	$ 9.01	$11.60	$11.90	$10.00
2. End of period (rounded)	$13.71	$13.33	$12.14	$9.76	$9.66	$ 9.76	$14.32	$13.76	$12.52	$ 9.82	$12.68	$14.49	$15.42	$13.28	$11.48	$ 9.01	$11.60	$11.90
3. Accumulation Units Outstanding at end of period	1,234	4,103	4,216	4,147	0	0	260,848	258,813	236,032	200,721	171,491	139,631	45,616	49,580	46,460	46,210	33,895	0

	SUBACCOUNTS
	Prudential Series Fund Equity						Prudential Series Fund Jennison						Prudential Series Fund Global
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$12.59	$11.51	$ 8.78	$11.37	$12.86	$10.00	$12.59	$11.54	$ 8.91	$12.96	$15.94	$10.00	$12.13	$11.13	$ 8.34	$11.20	$13.66	$10.00
2. End of period (rounded)	$13.96	$12.59	$11.51	$ 8.78	$11.37	$12.86	$14.35	$12.59	$11.54	$ 8.91	$12.96	$15.94	$14.01	$12.13	$11.13	$ 8.34	$11.20	$13.66
3. Accumulation Units Outstanding at end of period	204,088	202,433	183,979	164,340	153,304	137,058	232,271	212,127	191,546	171,328	131,755	8,994	39,976	40,416	34,971	29,975	26,133	24,256

	SUBACCOUNTS
	Prudential Series Fund Jennison 20/20 Focus						AIM V.I. Government Securities						AIM V.I. Premier Equity
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$11.58	$10.04	$ 7.80	$10.09	$10.24	$10.00	$13.31	$13.04	$12.96	$11.42	$10.78	$10.00	$11.48	$10.91	$ 8.77	$12.64	$14.52	$10.00
2. End of period (rounded)	$14.01	$11.58	$10.04	$ 7.80	$10.09	$10.24	$13.46	$13.31	$13.04	$12.96	$11.42	$10.78	$12.07	$11.48	$10.91	$ 8.77	$12.64	$14.52
3. Accumulation Units Outstanding at end of period	417	0	0	0	0	0	2	2	2	1,393	0	0	77,798	75,739	79,504	71,257	65,942	0

	SUBACCOUNTS
	AIM V.I. International Growth						AIM V.I. Dynamics						AllianceBernstein Large Cap Growth
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$ 8.68	$7.03	$5.48	$6.52	$8.58	$10.00	$7.01	$6.21	$4.53	$6.69	$9.76	$10.00	$6.39	$5.91	$4.81	$6.96	$8.45	$10.00
2. End of period (rounded)	$10.18	$8.68	$7.03	$5.48	$6.52	$ 8.58	$7.72	$7.01	$6.21	$4.53	$6.69	$ 9.76	$7.32	$6.39	$5.91	$4.81	$6.96	$ 8.45
3. Accumulation Units Outstanding at end of period	10,389	0	0	0	0	0	46,401	50,538	44,743	39,232	29,671	0	375,201	382,357	367,535	338,637	269,447	0

	SUBACCOUNTS
	AllianceBernstein Small Cap Growth						AllianceBernstein Growth and Income						American Century VP Income & Growth
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$10.24	$8.98	$6.06	$8.93	$10.28	$10.00	$11.81	$10.65	$ 8.08	$10.42	$10.43	$10.00	$ 9.86	$8.77	$6.81	$8.49	$9.31	$10.00
2. End of period (rounded)	$10.72	$10.24	$8.98	$6.06	$ 8.93	$10.28	$12.33	$11.81	$10.65	$ 8.08	$10.42	$10.43	$10.27	$9.86	$8.77	$6.81	$8.49	$ 9.31
3. Accumulation Units Outstanding at end of period	165	165	165	0	0	0	134,369	131,561	116,322	109,599	73,326	0	14,643	13,878	13,509	12,876	11,639	0

	SUBACCOUNTS
	Credit Suisse Mid-Cap Growth						Davis Value						Delaware VIP Emerging Market
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$ 9.63	$8.55	$5.99	$8.52	$10.24	$10.00	$10.91	$ 9.76	$7.56	$9.07	$10.17	$10.00	—
2. End of period (rounded)	$10.25	$9.63	$8.55	$5.99	$ 8.52	$10.24	$11.88	$10.91	$9.76	$7.56	$ 9.07	$10.17	$11.94
3. Accumulation Units Outstanding at end of period	28,523	28,994	8,768	3,509	2,363	1,358	27,505	21,037	14,519	17,909	5,475	0	50,470

	SUBACCOUNTS
	Dreyfus Socially Responsible Growth						Franklin Templeton Franklin Small-Mid Cap Growth						Franklin Templeton Templeton Foreign Securities
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$6.60	$6.24	$4.97	$7.04	$9.11	$10.00	$8.29	$7.46	$5.45	$7.66	$9.06	$10.00	$10.84	$ 9.16	$6.95	$8.56	$10.20	$10.00
2. End of period (rounded)	$6.80	$6.60	$6.24	$4.97	$7.04	$ 9.11	$8.67	$8.29	$7.46	$5.45	$7.66	$ 9.06	$11.91	$10.84	$9.16	$6.95	$ 8.56	$10.20
3. Accumulation Units Outstanding at end of period	0	0	0	0	0	0	381,829	374,187	335,718	291,543	188,643	6,727	22,905	18,056	14,945	7,592	176	97

	SUBACCOUNTS
	Janus Aspen Mid Cap Growth						Janus Aspen Worldwide Growth						Janus Aspen Growth and Income
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$5.52	$4.60	$3.42	$4.77	$7.91	$10.00	$6.41	$6.14	$4.98	$6.72	$8.70	$10.00	$8.54	$7.67	$6.23	$7.98	$9.26	$10.00
2. End of period (rounded)	$6.17	$5.52	$4.60	$3.42	$4.77	$ 7.91	$6.74	$6.41	$6.14	$4.98	$6.72	$ 8.70	$9.55	$8.54	$7.67	$6.23	$7.98	$ 9.26
3. Accumulation Units Outstanding at end of period	146,568	139,644	138,588	126,289	263,979	16,205	114,729	110,206	102,919	91,291	73,719	18,436	61,348	36,613	31,631	23,298	18,416	12,037

	SUBACCOUNTS
	MFS Research Bond						MFS Investors Trust						MFS Emerging Growth
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$14.67	$13.90	$12.78	$11.79	$10.90	$10.00	$8.91	$8.05	$6.62	$8.42	$10.07	$10.00	$12.06	$10.73	$ 8.28	$12.57	$18.99	$10.00
2. End of period (rounded)	$14.82	$14.67	$13.90	$12.78	$11.79	$10.90	$9.52	$8.91	$8.05	$6.62	$ 8.42	$10.07	$13.11	$12.06	$10.73	$ 8.28	$12.57	$18.99
3. Accumulation Units Outstanding at end of period	0	0	0	0	0	0	212	109	106	0	0	0	7,409	10,303	8,345	6,307	522	0

	SUBACCOUNTS
	MFS Total Return						MFS Investors Growth Stock						PIMCO Short Term Fund
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$12.08	$10.90	$ 9.42	$9.98	$10.01	$10.00	$6.87	$6.32	$5.16	$7.16	$9.49	$10.00	—
2. End of period (rounded)	$12.36	$12.08	$10.90	$9.42	$ 9.98	$10.01	$7.14	$6.87	$6.32	$5.16	$7.16	$ 9.49	$10.21
3. Accumulation Units Outstanding at end of period	8,769	5,917	6,744	9,551	829	0	22,468	16,400	15,637	12,096	5,333	1,441	2,156

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	—
2. End of period (rounded)	$17.38
3. Accumulation Units Outstanding at end of period	9,417

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .65%)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Prudential Series Fund Money Market						Prudential Series Fund Diversified Bond						Prudential Series Fund Government Income
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$12.42	$12.38	$12.36	$12.25	$11.84	$10.00	$14.87	$14.18	$13.28	$12.48	$11.74	$10.00	$15.32	$14.96	$14.69	$13.20	$12.29	$10.00
2. End of period (rounded)	$12.70	$12.42	$12.38	$12.36	$12.25	$11.84	$15.26	$14.87	$14.18	$13.28	$12.48	$11.74	$15.61	$15.32	$14.96	$14.69	$13.20	$12.29
3. Accumulation Units Outstanding at end of period	633	353	450	294	1,026	0	21,486	18,486	18,135	15,054	8,440	0	18,020	16,690	18,178	17,732	7,868	0

	SUBACCOUNTS
	Prudential Series Fund Conservative Balanced						Prudential Series Fund Small Capitalization Stock						Prudential Series Fund Flexible Managed
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$13.27	$12.36	$10.47	$11.58	$11.90	$10.00	$16.37	$13.50	$9.83	$11.63	$11.10	$10.00	$12.85	$11.68	$9.50	$10.95	$11.69	$10.00
2. End of period (rounded)	$13.63	$13.27	$12.36	$10.47	$11.58	$11.90	$17.45	$16.37	$13.50	$9.83	$11.63	$11.10	$13.30	$12.85	$11.68	$9.50	$10.95	$11.69
3. Accumulation Units Outstanding at end of period	17,426	14,920	14,867	10,883	6,930	0	45,337	43,273	35,506	25,102	4,442	0	6,118	6,108	4,825	4,557	1,613	0

	SUBACCOUNTS
	Prudential Series Fund High Yield Bond						Prudential Series Fund Stock Index						Prudential Series Fund Value
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$13.23	$12.08	$9.72	$9.64	$9.75	$10.00	$13.67	$12.46	$9.78	$12.65	$14.48	$10.00	$13.19	$11.41	$8.97	$11.57	$11.89	$10.00
2. End of period (rounded)	$13.60	$13.23	$12.08	$9.72	$9.64	$9.75	$14.20	$13.67	$12.46	$9.78	$12.65	$14.48	$15.29	$13.19	$11.41	$8.97	$11.57	$11.89
3. Accumulation Units Outstanding at end of period	14,413	14,642	14,447	4,613	79	0	54,942	44,535	34,080	23,561	6,383	0	41,050	41,699	41,002	35,140	23,911	0

	SUBACCOUNTS
	Prudential Series Fund Equity						Prudential Series Fund Jennison						Prudential Series Fund Global
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$12.50	$11.44	$8.75	$11.34	$12.85	$10.00	$12.51	$11.48	$8.87	$12.93	$15.92	$10.00	$12.05	$11.07	$8.31	$11.17	$13.65	$10.00
2. End of period (rounded)	$13.84	$12.50	$11.44	$8.75	$11.34	$12.85	$14.23	$12.51	$11.48	$8.87	$12.93	$15.92	$13.89	$12.05	$11.07	$8.31	$11.17	$13.65
3. Accumulation Units Outstanding at end of period	1,140	1,184	1,051	599	223	0	46,373	42,390	38,514	28,570	13,119	0	281	271	177	22	0	0

	SUBACCOUNTS
	Prudential Series Fund Jennison 20/20 Focus						AIM V.I. Government Securities						AIM V.I. Premier Equity
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$11.50	$9.99	$7.77	$10.06	$10.23	$10.00	$13.21	$12.97	$12.91	$11.39	$10.77	$10.00	$11.40	$10.85	$8.73	$12.60	$14.51	$10.00
2. End of period (rounded)	$13.90	$11.50	$9.99	$7.77	$10.06	$10.23	$13.35	$13.21	$12.97	$12.91	$11.39	$10.77	$11.97	$11.40	$10.85	$8.73	$12.60	$14.51
3. Accumulation Units Outstanding at end of period	2,255	2,065	1,730	1,436	69	0	2,696	2,351	2,280	1,114	13	0	10,319	9,060	8,321	6,756	5,125	0

	SUBACCOUNTS
	AIM V.I. International Growth						AIM V.I. Dynamics						Alliance Bernstein Large Cap Growth
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$ 8.62	$6.99	$5.45	$6.51	$8.57	$10.00	$6.96	$6.18	$4.51	$6.67	$9.75	$10.00	$6.35	$5.88	$4.79	$6.95	$8.45	$10.00
2. End of period (rounded)	$10.10	$8.62	$6.99	$5.45	$6.51	$8.57	$7.66	$6.96	$6.18	$4.51	$6.67	$9.75	$7.26	$6.35	$5.88	$4.79	$6.95	$8.45
3. Accumulation Units Outstanding at end of period	7,023	6,056	3,023	2,316	1	0	16,679	17,991	14,222	11,563	10,835	0	93,987	91,427	87,689	74,399	42,967	0

	SUBACCOUNTS
	Alliance Bernstein Small Cap Growth						Alliance Bernstein Growth and Income						American Century VP Income & Growth
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$10.17	$8.93	$6.04	$8.91	$10.27	$10.00	$11.73	$10.60	$ 8.05	$10.39	$10.42	$10.00	$ 9.79	$8.72	$6.79	$8.47	$9.31	$10.00
2. End of period (rounded)	$10.63	$10.17	$8.93	$6.04	$8.91	$10.27	$12.23	$11.73	$10.60	$8.05	$10.39	$10.42	$10.18	$9.79	$8.72	$6.79	$8.47	$9.31
3. Accumulation Units Outstanding at end of period	1,722	1,532	1,261	987	735	0	102,212	105,742	93,253	75,086	32,671	0	25,384	23,608	16,490	8,089	3,292	0

	SUBACCOUNTS
	Credit Suisse Mid-Cap Growth						Davis Value						Delaware VIP Emerging Market Series
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$ 9.56	$8.51	$5.97	$8.50	$10.23	$10.00	$10.83	$9.71	$7.53	$9.05	$10.16	$10.00	—
2. End of period (rounded)	$10.16	$9.56	$8.51	$5.97	$ 8.50	$10.23	$11.78	$10.83	$9.71	$7.53	$ 9.05	$10.16	$11.93
3. Accumulation Units Outstanding at end of period	5,606	646	157	63	3	0	6,810	4,052	3,648	2,929	2,551	0	2,746

	SUBACCOUNTS
	Dreyfus Socially Responsible Growth						Franklin Templeton Franklin Small-Mid Cap Growth						Franklin Templeton Templeton Foreign Securities
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$6.55	$6.21	$4.95	$7.02	$9.10	$10.00	$8.23	$7.42	$5.43	$7.64	$9.05	$10.00	$10.76	$9.11	$6.92	$8.54	$10.20	$10.00
2. End of period (rounded)	$6.74	$6.55	$6.21	$4.95	$7.02	$ 9.10	$8.60	$8.23	$7.42	$5.43	$7.64	$ 9.05	$11.81	$10.76	$9.11	$6.92	$ 8.54	$10.20
3. Accumulation Units Outstanding at end of period	337	94	42	23	566	0	73,820	81,465	76,977	63,842	26,547	0	14,306	7,762	4,644	3,601	570	0

	SUBACCOUNTS
	Janus Aspen Mid Cap Growth						Janus Aspen Worldwide Growth						Janus Aspen Growth and Income
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$5.48	$4.57	$3.41	$4.76	$7.91	$10.00	$6.36	$6.11	$4.96	$6.70	$8.70	$10.00	$8.48	$7.63	$6.21	$7.96	$9.25	$10.00
2. End of period (rounded)	$6.12	$5.48	$4.57	$3.41	$4.76	$ 7.91	$6.69	$6.36	$6.11	$4.96	$6.70	$ 8.70	$9.47	$8.48	$7.63	$6.21	$7.96	$ 9.25
3. Accumulation Units Outstanding at end of period	80,687	89,994	84,337	66,880	47,541	0	12,217	10,384	10,141	8,621	4,136	0	31,036	29,463	22,361	17,827	3,170	0

	SUBACCOUNTS
	MFS Research Bond						MFS Investors Trust						MFS Emerging Growth
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$14.57	$13.83	$12.73	$11.76	$10.89	$10.00	$8.85	$8.00	$6.59	$8.40	$10.06	$10.00	$11.98	$10.67	$ 8.25	$12.54	$18.97	$10.00
2. End of period (rounded)	$14.70	$14.57	$13.83	$12.73	$11.76	$10.89	$9.44	$8.85	$8.00	$6.59	$ 8.40	$10.06	$13.00	$11.98	$10.67	$ 8.25	$12.54	$18.97
3. Accumulation Units Outstanding at end of period	9,031	6,921	7,291	3,731	1,448	0	2,050	1,693	1,310	813	302	0	14,226	15,257	13,639	11,484	7,108	0

	SUBACCOUNTS
	MFS Total Return						MFS Investors Growth Stock						PIMCO Short Term Fund
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$11.99	$10.85	$ 9.38	$9.96	$10.00	$10.00	$6.82	$6.29	$5.14	$7.15	$9.48	$10.00	—
2. End of period (rounded)	$12.25	$11.99	$10.85	$9.38	$ 9.96	$10.00	$7.08	$6.82	$6.29	$5.14	$7.15	$ 9.48	$10.20
3. Accumulation Units Outstanding at end of period	25,174	22,437	16,432	10,474	6,760	0	3,668	3,500	1,767	1,329	1,043	0	0

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	—
2. End of period (rounded)	$17.37
3. Accumulation Units Outstanding at end of period	9,527

APPENDIX

ACCUMULATION UNIT VALUES

(ASSUMES AN ADMINISTRATIVE FEE OF .75%)

THE PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

(CONDENSED FINANCIAL INFORMATION)

	SUBACCOUNTS
	Prudential Series Fund Money Market						Prudential Series Fund Diversified Bond						Prudential Series Fund Government Income
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$12.37	$12.34	$12.33	$12.23	$11.84	$10.00	$14.81	$14.13	$13.25	$12.47	$11.74	$10.00	$15.26	$14.91	$14.66	$13.18	$12.29	$10.00
2. End of period (rounded)	$12.63	$12.37	$12.34	$12.33	$12.23	$11.84	$15.18	$14.81	$14.13	$13.25	$12.47	$11.74	$15.52	$15.26	$14.91	$14.66	$13.18	$12.29
3. Accumulation Units Outstanding at end of period	1,427	1,199	991	21	3,104	301	2,368	2,341	1	193	1,115	0	6,415	6,723	4,152	15	0	0

	SUBACCOUNTS
	Prudential Series Fund Conservative Balanced						Prudential Series Fund Small Capitalization Stock						Prudential Series Fund Flexible Managed
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$13.21	$12.32	$10.45	$11.57	$11.89	$10.00	$16.30	$13.45	$ 9.80	$11.61	$11.09	$10.00	$12.79	$11.64	$ 9.47	$10.94	$11.69	$10.00
2. End of period (rounded)	$13.56	$13.21	$12.32	$10.45	$11.57	$11.89	$17.35	$16.30	$13.45	$ 9.80	$11.61	$11.09	$13.22	$12.79	$11.64	$ 9.47	$10.94	$11.69
3. Accumulation Units Outstanding at end of period	4,000	3,840	3,582	2,829	0	0	53,057	47,422	36,118	28,731	91	0	5,217	5,074	3,508	3,046	0	0

	SUBACCOUNTS
	Prudential Series Fund High Yield Bond						Prudential Series Fund Stock Index						Prudential Series Fund Value
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$13.18	$12.04	$ 9.70	$9.63	$9.74	$10.00	$13.61	$12.41	$ 9.76	$12.64	$14.47	$10.00	$13.13	$11.37	$ 8.95	$11.55	$11.89	$10.00
2. End of period (rounded)	$13.53	$13.18	$12.04	$9.70	$9.63	$ 9.74	$14.12	$13.61	$12.41	$ 9.76	$12.64	$14.47	$15.20	$13.13	$11.37	$ 8.95	$11.55	$11.89
3. Accumulation Units Outstanding at end of period	1,570	2,582	344	0	208	0	9,034	10,368	11,112	9,346	6,691	3,034	33,208	34,856	35,372	28,458	4,580	0

	SUBACCOUNTS
	Prudential Series Fund Equity						Prudential Series Fund Jennison						Prudential Series Fund Global
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$12.44	$11.41	$ 8.73	$11.32	$12.85	$10.00	$12.45	$11.44	$ 8.85	$12.92	$15.92	$10.00	$12.00	$11.03	$ 8.29	$11.15	$13.65	$10.00
2. End of period (rounded)	$13.77	$12.44	$11.41	$ 8.73	$11.32	$12.85	$14.16	$12.45	$11.44	$ 8.85	$12.92	$15.92	$13.82	$12.00	$11.03	$ 8.29	$11.15	$13.65
3. Accumulation Units Outstanding at end of period	113	77	2,344	2,173	2,086	0	93,318	88,065	94,019	83,178	50,595	29,443	1,702	1,625	1,624	1,624	1,608	1,460

	SUBACCOUNTS
	Prudential Series Fund Jennison 20/20 Focus						AIM V.I. Government Securities						AIM V.I. Premier Equity
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$11.45	$9.95	$7.75	$10.05	$10.23	$10.00	$13.15	$12.92	$12.88	$11.38	$10.77	$10.00	$11.36	$10.82	$ 8.71	$12.59	$14.50	$10.00
2. End of period (rounded)	$13.82	$11.45	$9.95	$ 7.75	$10.05	$10.23	$13.27	$13.15	$12.92	$12.88	$11.38	$10.77	$11.91	$11.36	$10.82	$ 8.71	$12.59	$14.50
3. Accumulation Units Outstanding at end of period	1,649	151	0	0	0	0	0	1,045	1,045	3,400	0	0	8,008	9,110	20,830	19,312	17,544	7,123

	SUBACCOUNTS
	AIM V.I. International Growth						AIM V.I. Dynamics						AllianceBernstein Large Cap Growth
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$ 8.58	$6.97	$5.44	$6.50	$8.56	$10.00	$6.93	$6.16	$4.50	$6.66	$9.75	$10.00	$6.32	$5.86	$4.77	$6.94	$8.44	$10.00
2. End of period (rounded)	$10.04	$8.58	$6.97	$5.44	$6.50	$ 8.56	$7.61	$6.93	$6.16	$4.50	$6.66	$ 9.75	$7.22	$6.32	$5.86	$4.77	$6.94	$ 8.44
3. Accumulation Units Outstanding at end of period	4,380	6,603	405	0	0	0	47,067	57,470	64,022	59,568	23,456	7,671	109,887	115,511	138,474	121,215	46,969	10,125

	SUBACCOUNTS
	AllianceBernstein Small Cap Growth						AllianceBernstein Growth and Income						American Century VP Income & Growth
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$10.12	$8.90	$6.02	$8.89	$10.27	$10.00	$11.68	$10.56	$ 8.03	$10.38	$10.42	$10.00	$ 9.75	$8.69	$6.77	$8.46	$9.30	$10.00
2. End of period (rounded)	$10.57	$10.12	$8.90	$6.02	$ 8.89	$10.27	$12.16	$11.68	$10.56	$ 8.03	$10.38	$10.42	$10.12	$9.75	$8.69	$6.77	$8.46	$ 9.30
3. Accumulation Units Outstanding at end of period	1,769	42	1,158	0	0	0	50,916	45,680	33,986	25,678	4,790	0	11,333	8,915	10,900	10,855	8,330	5,616

	SUBACCOUNTS
	Credit Suisse Mid-Cap Growth						Davis Value						Delaware VIP Emerging Markets
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$ 9.52	$8.48	$5.95	$8.49	$10.23	$10.00	$10.78	$9.67	$7.51	$9.04	$10.17	$10.00	—
2. End of period (rounded)	$10.10	$9.52	$8.48	$5.95	$8.49	$10.23	$11.72	$10.78	$9.67	$7.51	$ 9.04	$10.16	$11.92
3. Accumulation Units Outstanding at end of period	5,789	1,836	2,660	1,388	1,142	0	41,933	39,201	31,634	28,426	5,173	0	9,548

	SUBACCOUNTS
	Dreyfus Socially Responsible Growth						Franklin Templeton Franklin Small-Mid Cap Growth						Franklin Templeton Templeton Foreign Securities
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$6.52	$6.19	$4.94	$7.01	$9.09	$10.00	$8.20	$7.39	$5.41	$7.63	$9.05	$10.00	$10.71	$9.08	$6.90	$8.52	$10.19	$10.00
2. End of period (rounded)	$6.71	$6.52	$6.19	$4.94	$7.01	$ 9.09	$8.55	$8.20	$7.39	$5.41	$7.63	$ 9.05	$11.75	$10.71	$9.08	$6.90	$ 8.52	$10.19
3. Accumulation Units Outstanding at end of period	0	0	0	0	0	0	152,115	148,143	161,636	137,616	69,106	30,195	9,558	3,783	1,650	23	25	0

	SUBACCOUNTS
	Janus Aspen Mid Cap Growth						Janus Aspen Worldwide Growth						Janus Aspen Growth and Income
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$5.46	$4.56	$3.40	$4.75	$7.90	$10.00	$6.33	$10.56	$4.95	$6.69	$8.69	$10.00	$8.45	$7.60	$6.19	$7.95	$9.25	$10.00
2. End of period (rounded)	$6.09	$5.46	$4.56	$3.40	$4.75	$ 7.90	$6.65	$6.33	$6.09	$4.95	$6.69	$ 8.69	$9.42	$8.45	$7.60	$6.19	$7.95	$ 9.25
3. Accumulation Units Outstanding at end of period	77,082	87,828	82,347	81,969	132,619	74,994	23,402	30,732	32,999	32,642	24,461	16,258	35,317	24,186	32,034	30,547	28,132	23,657

	SUBACCOUNTS
	MFS Research Bond						MFS Investors Trust						MFS Emerging Growth
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$14.51	$13.78	$12.70	$11.74	$10.88	$10.00	$8.81	$7.97	$6.58	$8.38	$10.05	$10.00	$11.93	$10.64	$ 8.23	$12.52	$18.96	$10.00
2. End of period (rounded)	$14.62	$14.51	$13.78	$12.70	$11.74	$10.88	$9.39	$8.81	$7.97	$6.58	$ 8.38	$10.05	$12.93	$11.93	$10.64	$ 8.23	$12.52	$18.96
3. Accumulation Units Outstanding at end of period	2,576	1,726	383	619	0	0	1,107	1,107	1,110	6	0	0	41,821	38,842	47,928	42,611	40,331	19,904

	SUBACCOUNTS
	MFS Total Return						MFS Investors Growth Stock						PIMCO Short Term
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	$11.94	$10.81	$ 9.36	$9.94	$10.00	$10.00	$6.79	$6.27	$5.13	$7.13	$9.47	$10.00	—
2. End of period (rounded)	$12.19	$11.94	$10.81	$9.36	$ 9.94	$10.00	$7.04	$6.79	$6.27	$5.13	$7.13	$ 9.47	$10.19
3. Accumulation Units Outstanding at end of period	13,334	11,225	4,284	1,298	22	0	0	0	0	0	0	14	0

	SUBACCOUNTS
	T. Rowe Price Equity Income
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2003 to 12/31/2003	01/01/2002 to 12/31/2002	01/01/2001 to 12/31/2001	05/31/2000 to 12/31/2000
1. Beginning of period (rounded)	—
2. End of period (rounded)	$16.61
3. Accumulation Units Outstanding at end of period	97

DISCOVERY PREMIER

GROUP RETIREMENT ANNUITY

Discovery Premier Group Retirement Annuity is a variable annuity issued by The Prudential Insurance Company of America, Newark, NJ. It is offered through these affiliated Prudential subsidiaries; Pruco Securities, LLC and Prudential Investment Management Services LLC.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

751 Broad Street

Newark, NJ 07102-3777

PRUDENTIAL RETIREMENT

30 Scranton Office Park

Scranton, PA 18507-1789

DISCOVERY PREMIERSM is a service mark of Prudential.

DP.PU.003

Ed. 05/2006

Presorted

Bound Printed

Matter

U.S. Postage

PAID

Prudential

STATEMENT OF ADDITIONAL INFORMATION	MAY 1, 2006

DISCOVERY PREMIER

GROUP RETIREMENT ANNUITY

DISCOVERY PREMIER

GROUP VARIABLE ANNUITY CONTRACTS

ISSUED THROUGH

PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

The Prudential Insurance Company of America (“Prudential”) offers the DISCOVERY PREMIERSM Group Variable Annuity Contracts for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 and 457 of the Internal Revenue Code of 1986 (the “Code”) and with non-qualified annuity arrangements on a continuous basis. Prudential is a subsidiary of Prudential Financial, Inc., a New Jersey insurance holding company. Contributions to the Contract made on behalf of a Participant may be invested in one or more of the 37 Subaccounts of Prudential Discovery Premier Group Variable Contract Account as well as the Guaranteed Interest Account. Each Subaccount is invested in a corresponding Portfolio of The Prudential Series Fund; AIM Variable Insurance Funds; AllianceBernstein Variable Products Series Fund, Inc; American Century Variable Portfolios, Inc.; Credit Suisse Trust; Davis Variable Account Fund, Inc.; Delaware VIP Trust, The Dreyfus Socially Responsible Growth Fund, Inc.; Franklin Templeton Variable Insurance Products Trust; Janus Aspen Series; MFS Variable Insurance Trust; PIMCO Variable Insurance Trust, and T. Rowe Price Equity Series, Inc.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2006. Certain portions of that May 1, 2006 prospectus are incorporated by reference into this Statement of Additional Information. You may obtain a prospectus free of charge by calling 1-800-458-6333.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Prudential Retirement

30 Scranton Office Park

Scranton, PA 18507-1789

Telephone: 1-800-458-6333

Prudential

30 Scranton Office Park

Scranton, PA 18507-1789

Telephone: 1-800-458-6333

2

DEFINITIONS

Contracts – The group variable annuity contracts described in the Prospectus and offered for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code and with non-qualified annuity arrangements.

Funds – The Portfolios of The Prudential Series Fund, AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., American Century Variable Portfolios, Inc., Credit Suisse Trust, Davis Variable Account Fund, Inc., Delaware VIP Trust, The Dreyfus Socially Responsible Growth Fund, Inc., Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS Variable Insurance Trust, PIMCO Variable Insurance Trust, and T. Rowe Price Equity Series, Inc.

Participant – A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract.

Participant Account – An account established for each Participant to record the amount credited to the Participant under the Contract.

Participant Account Value – The dollar amount held in a Participant Account.

Prudential – The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential.

Prudential Discovery Premier Group Variable Contract Account – A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust (the “Discovery Account”), invested through its Subaccounts in shares of the corresponding Funds.

Subaccount – A division of the Discovery Account, the assets of which are invested in shares of the corresponding Funds.

We set out other defined terms in the Prospectus.

OTHER CONTRACT PROVISIONS

Assignment

Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.

ADMINISTRATION

The assets of each Subaccount of the Discovery Account are invested in a corresponding Fund. The prospectus and the statement of additional information of each Fund describe the investment management and administration of that Fund.

We are generally responsible for the administrative and recordkeeping functions of the Discovery Account and pay the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by us include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

3

We are reimbursed for these administrative and recordkeeping expenses by the daily charge against the assets of each Subaccount for administrative expenses. That daily charge is equal to a maximum effective annual rate of 0.75% of the net assets in each Subaccount.

EXPERTS

The consolidated financial statements of Prudential and its subsidiaries as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005 and the financial statements of the Prudential Discovery Premier Group Variable Contract Account as of December 31, 2005 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017.

PRINCIPAL UNDERWRITER

Prudential Investment Management Services LLC (“PIMS”), an indirect wholly-owned subsidiary of Prudential Financial, Inc. offers the Contract on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

During 2005, 2004, and 2003, $377,359, $575,739, and $529,729, respectively was paid to PIMS for its services as principal underwriter with respect to the Contract. PIMS retained none of those commissions.

As discussed in the prospectus, Prudential pays commissions to broker/dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, Prudential may pay trial commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trial commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services. To the extent permitted by the NASD rules and

4

other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PIMS pays which are broadly defined as follows:

•	Percentage Payments based upon “Assets under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in al Prudential products that were sold through the firm (or its affiliated broker-dealers).

•	Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential products sold through the firm (or its affiliated broker-dealers).

•	Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of May 1, 2006) received payment of more than $10,000 under one more of these types of arrangements during the last calendar year or that have received or are expected to receive such payment during the current calendar year. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

Name of Firm(s):	TBS Agency.
GBS Retirement Services Inc.

DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund (the “Series Fund”) or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.

5

FINANCIAL STATEMENTS

The consolidated financial statements for Prudential and its subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2005

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at value	$120,918	$1,194,767	$2,866,246	$1,289,568	$907,409
(Payable to)/Receivable from The Prudential Insurance Company of America	0	0	0	0	0

Net Assets	$120,918	$1,194,767	$2,866,246	$1,289,568	$907,409

NET ASSETS, representing:
Accumulation units	$120,918	$1,194,767	$2,866,246	$1,289,568	$907,409

	$120,918	$1,194,767	$2,866,246	$1,289,568	$907,409

Units outstanding	9,465	77,833	205,340	96,300	66,208

Portfolio shares held	12,092	109,012	116,325	76,216	60,133
Portfolio net asset value per share	$10.00	$10.96	$24.64	$16.92	$15.09
Investment in portfolio shares, at cost	$120,918	$1,227,328	$2,513,294	$1,255,757	$904,998

STATEMENT OF OPERATIONS
For the period ended December 31, 2005

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
INVESTMENT INCOME
Dividend income	$3,967	$65,560	$14,663	$21,491	$19,906

EXPENSES
Charges for administration, mortality and expense risk	744	5,903	13,127	6,542	4,784

NET INVESTMENT INCOME (LOSS)	3,223	59,657	1,536	14,949	15,122

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	6,787	0	0	10,654
Realized gain (loss) on shares redeemed	0	(3,312)	(78,706)	(4,235)	(3,070)
Net change in unrealized gain (loss) on investments	0	(32,561)	352,952	33,811	2,411

NET GAIN (LOSS) ON INVESTMENTS	0	(29,086)	274,246	29,576	9,995

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,223	$30,571	$275,782	$44,525	$25,117

The accompanying notes are an integral part of these financial statements.

A1

	SUBACCOUNTS (Continued)
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Small Capitalization Stock Portfolio	Prudential Jennison Portfolio
ASSETS
Investment in the portfolios, at value	$234,151	$4,642,002	$1,836,697	$587,485	$1,016,802	$3,725,118	$5,315,195
(Payable to)/Receivable from The Prudential Insurance Company of America	0	0	(1,029)	0	0	(2,327)	0

Net Assets	$234,151	$4,642,002	$1,835,668	$587,485	$1,016,802	$3,722,791	$5,315,195

NET ASSETS, representing:
Accumulation units	$234,151	$4,642,002	$1,835,668	$587,485	$1,016,802	$3,722,791	$5,315,195

	$234,151	$4,642,002	$1,835,668	$587,485	$1,016,802	$3,722,791	$5,315,195

Units outstanding	17,217	324,825	119,874	41,958	64,846	212,713	371,962

Portfolio shares held	44,771	147,787	80,030	30,985	89,193	174,234	256,031
Portfolio net asset value per share	$5.23	$31.41	$22.95	$18.96	$11.40	$21.38	$20.76
Investment in portfolio shares, at cost	$242,930	$4,327,133	$1,322,070	$492,267	$1,022,027	$2,727,091	$4,251,578

	SUBACCOUNTS (Continued)
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Small Capitalization Stock Portfolio	Prudential Jennison Portfolio
INVESTMENT INCOME
Dividend income	$16,343	$52,725	$22,583	$951	$48,672	$21,759	$4,891

EXPENSES
Charges for administration, mortality and expense risk	1,498	23,453	10,331	2,751	5,674	20,405	26,544

NET INVESTMENT INCOME (LOSS)	14,845	29,272	13,252	(1,800)	42,998	1,354	(21,653)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	137,037	0	0	0	195,956	0
Realized gain (loss) on shares redeemed	(713)	(300,761)	11,134	(14,087)	(18,995)	(18,633)	(399,990)
Net change in unrealized gain (loss) on investments	(8,779)	314,869	222,213	95,218	(5,225)	51,407	1,063,617

NET GAIN (LOSS) ON INVESTMENTS	(9,492)	151,145	233,347	81,131	(24,220)	228,500	663,627

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,353	$180,417	$246,599	$79,331	$18,778	$229,854	$641,974

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2005

	SUBACCOUNTS
	Prudential Jennison 20/20 Focus Portfolio	AIM V.I. Premier Equity Fund	AIM V.I. Government Securities Fund	AIM V.I. International Growth Fund	AllianceBernstein Growth & Income Portfolio
ASSETS
Investment in the portfolios, at value	$60,500	$1,158,210	$36,300	$125,559	$3,527,171
(Payable to)/Receivable from The Prudential Insurance Company of America	(529)	0	(290)	(299)	(2,168)

Net Assets	$59,971	$1,158,210	$36,010	$125,260	$3,525,003

NET ASSETS, representing:
Accumulation units	$59,971	$1,158,210	$36,010	$125,260	$3,525,003

	$59,971	$1,158,210	$36,010	$125,260	$3,525,003

Units outstanding	4,321	96,125	2,698	12,423	287,497

Portfolio shares held	4,033	51,891	3,058	5,419	141,767
Portfolio net asset value per share	$15.00	$22.32	$11.87	$23.17	$24.88
Investment in portfolio shares, at cost	$47,123	$996,650	$36,732	$92,148	$2,808,124

STATEMENT OF OPERATIONS
For the period ended December 31, 2005

	SUBACCOUNTS
	Prudential Jennison 20/20 Focus Portfolio	AIM V.I. Premier Equity Fund	AIM V.I. Government Securities Fund	AIM V.I. International Growth Fund	AllianceBernstein Growth & Income Portfolio
INVESTMENT INCOME
Dividend income	$120	$4,344	$1,165	$743	$50,103

EXPENSES
Charges for administration, mortality and expense risk	320	5,774	234	730	20,363

NET INVESTMENT INCOME (LOSS)	(200)	(1,430)	931	13	29,740

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	1,057	(105,494)	(455)	1,595	(1,745)
Net change in unrealized gain (loss) on investments	8,709	161,560	(219)	14,278	115,361

NET GAIN (LOSS) ON INVESTMENTS	9,766	56,066	(674)	15,873	113,616

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,566	$54,636	$257	$15,886	$143,356

The accompanying notes are an integral part of these financial statements.

A3

	SUBACCOUNTS (Continued)
	AllianceBernstein Premier Growth Portfolio	AllianceBernstein Small Cap Growth Portfolio	American Century VP Income & Growth Fund	Davis Value Portfolio	Dreyfus Socially Responsible Growth Fund	Franklin Small Cap Fund	Templeton Foreign Securities Fund
ASSETS
Investment in the portfolios, at value	$4,225,258	$39,042	$523,783	$898,762	$2,423	$5,247,744	$554,461
(Payable to)/Receivable from The Prudential Insurance Company of America	(2,204)	(257)	(273)	(530)	(153)	(2,701)	(343)

Net Assets	$4,223,054	$38,785	$523,510	$898,232	$2,270	$5,245,043	$554,118

NET ASSETS, representing:
Accumulation units	$4,223,054	$38,785	$523,510	$898,232	$2,270	$5,245,043	$554,118

	$4,223,054	$38,785	$523,510	$898,232	$2,270	$5,245,043	$554,118

Units outstanding	579,075	3,657	51,359	76,248	337	607,763	46,769

Portfolio shares held	156,549	3,185	69,745	70,381	93	254,005	35,004
Portfolio net asset value per share	$26.99	$12.26	$7.51	$12.77	$26.08	$20.66	$15.84
Investment in portfolio shares, at cost	$3,335,827	$31,211	$421,191	$700,348	$2,235	$3,808,294	$440,737

	SUBACCOUNTS (Continued)
	AllianceBernstein Premier Growth Portfolio	AllianceBernstein Small Cap Growth Portfolio	American Century VP Income & Growth Fund	Davis Value Portfolio	Dreyfus Socially Responsible Growth Fund	Franklin Small Cap Fund	Templeton Foreign Securities Fund
INVESTMENT INCOME
Dividend income	$0	$0	$8,994	$8,681	$0	$0	$6,644

EXPENSES
Charges for administration, mortality and expense risk	21,265	195	3,022	5,146	4	28,413	3,026

NET INVESTMENT INCOME (LOSS)	(21,265)	(195)	5,972	3,535	(4)	(28,413)	3,618

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(14,576)	(6)	(812)	(640)	0	(2,548)	(1,364)
Net change in unrealized gain (loss) on investments	551,895	3,781	14,089	68,499	86	251,202	49,752

NET GAIN (LOSS) ON INVESTMENTS	537,319	3,775	13,277	67,859	86	248,654	48,388

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$516,054	$3,580	$19,249	$71,394	$82	$220,241	$52,006

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2005

	SUBACCOUNTS
	AIM V.I. Dynamics Fund	Janus Aspen Mid Cap Growth Portfolio	Janus Aspen Growth & Income Portfolio	Janus Aspen Worldwide Growth Portfolio	MFS Emerging Growth Series
ASSETS
Investment in the portfolios, at value	$844,835	$1,868,199	$1,212,829	$1,012,145	$822,549
(Payable to)/Receivable from The Prudential Insurance Company of America	(455)	(912)	(678)	(576)	0

Net Assets	$844,380	$1,867,287	$1,212,151	$1,011,569	$822,549

NET ASSETS, representing:
Accumulation units	$844,380	$1,867,287	$1,212,151	$1,011,569	$822,549

	$844,380	$1,867,287	$1,212,151	$1,011,569	$822,549

Units outstanding	110,148	304,336	127,701	150,347	63,456

Portfolio shares held	57,199	64,376	69,028	36,200	42,998
Portfolio net asset value per share	$14.77	$29.02	$17.57	$27.96	$19.13
Investment in portfolio shares, at cost	$593,876	$1,191,130	$987,996	$898,583	$668,171

STATEMENT OF OPERATIONS
For the period ended December 31, 2005

	SUBACCOUNTS
	AIM V.I. Dynamics Fund	Janus Aspen Mid Cap Growth Portfolio	Janus Aspen Growth & Income Portfolio	Janus Aspen Worldwide Growth Portfolio	MFS Emerging Growth Series
INVESTMENT INCOME
Dividend income	$0	$0	$6,981	$13,225	$0

EXPENSES
Charges for administration, mortality and expense risk	5,316	10,473	6,089	5,283	7,894

NET INVESTMENT INCOME (LOSS)	(5,316)	(10,473)	892	7,942	(7,984)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	13,088	10,671	(452)	(4,227)	(83,925)
Net change in unrealized gain (loss) on investments	72,016	190,590	125,350	46,206	154,378

NET GAIN (LOSS) ON INVESTMENTS	85,194	201,261	124,898	41,979	70,453

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$79,878	$190,788	$125,790	$49,921	$62,469

The accompanying notes are an integral part of these financial statements.

A5

	SUBACCOUNTS (Continued)
	MFS Bond Series	MFS Investors Growth Stock Series	MFS Investors Trust Series	MFS Total Return Series	Credit Suisse Trust - Mid - Cap Growth Portfolio
ASSETS
Investment in the portfolios, at value	$170,800	$186,480	$31,994	$579,860	$407,907
(Payable to)/Receivable from The Prudential Insurance Company of America	(409)	(86)	(228)	(573)	(187)

Net Assets	$170,391	$186,394	$31,766	$579,287	$407,720

NET ASSETS, representing:
Accumulation units	$170,391	$186,394	$31,766	$579,287	$407,720

	$170,391	$186,394	$31,766	$579,287	$407,720

Units outstanding	11,608	26,136	3,370	47,278	39,918

Portfolio shares held	14,711	18,836	1,659	28,026	30,925
Portfolio net asset value per share	$11.61	$9.90	$19.29	$20.69	$13.19
Investment in portfolio shares, at cost	$169,979	$153,723	$26,184	$527,553	$347,273

	SUBACCOUNTS (Continued)
	MFS Bond Series	MFS Investors Growth Stock Series	MFS Investors Trust Series	MFS Total Return Series	Credit Suisse Trust - Mid - Cap Growth Portfolio
INVESTMENT INCOME
Dividend income	$7,137	$523	$148	$10,498	$0

EXPENSES
Charges for administration, mortality and expense risk	974	809	183	3,439	1,832

NET INVESTMENT INCOME (LOSS)	6,163	(286)	(35)	7,059	(1,832)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	1,205	0	0	20,582	0
Realized gain (loss) on shares redeemed	(500)	(193)	(2)	(1,975)	364
Net change in unrealized gain (loss) on investments	(5,643)	7,558	1,958	(12,888)	23,790

NET GAIN (LOSS) ON INVESTMENTS	(4,938)	7,365	1,956	5,719	24,154

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,225	$7,079	$1,921	$12,778	$22,322

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2005

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio	PIMCO PVIT Short Term Fund	Delaware VIP Emerging Market Series
ASSETS
Investment in the portfolios, at value	$330,736	$22,132	$749,795
(Payable to)/Receivable from The Prudential Insurance Company of America	0	(112)	(485)

Net Assets	$330,736	$22,020	$749,310

NET ASSETS, representing:
Accumulation units	$330,736	$22,020	$749,310

	$330,736	$22,020	$749,310

Units outstanding	19,041	2,156	62,765

Portfolio shares held	15,178	2,202	41,198
Portfolio net asset value per share	$21.79	$10.05	$18.20
Investment in portfolio shares, at cost	$348,457	$22,184	$645,716

STATEMENT OF OPERATIONS
For the period ended December 31, 2005

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio	PIMCO PVIT Short Term Fund	Delaware VIP Emerging Market Series
INVESTMENT INCOME
Dividend income	$3,041	$331	$87

EXPENSES
Charges for administration, mortality and expense risk	805	51	1,773

NET INVESTMENT INCOME (LOSS)	2,236	280	(1,686)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	16,072	0	307
Realized gain (loss) on shares redeemed	8,850	0	(7)
Net change in unrealized gain (loss) on investments	(17,721)	(52)	104,079

NET GAIN (LOSS) ON INVESTMENTS	7,201	(52)	104,379

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,437	$228	$102,693

The accompanying notes are an integral part of these financial statements.

A7

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Equity Portfolio
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004
OPERATIONS
Net investment income (loss)	$3,223	$656	$59,657	$31,929	$1,536	$6,480
Capital gains distributions received	0	0	6,787	0	0	0
Realized gain (loss) on shares redeemed	0	0	(3,312)	(1,749)	(78,706)	(107,738)
Net change in unrealized gain (loss) on investments	0	0	(32,561)	11,687	352,952	319,577

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,223	656	30,571	41,867	275,782	218,319

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	147,350	255,081	359,501	251,080	435,612	457,348
Withdrawal and other charges	(186,388)	(241,341)	(113,955)	(147,748)	(408,610)	(267,933)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(39,038)	13,740	245,546	103,332	27,002	189,415

TOTAL INCREASE (DECREASE) IN NET ASSETS	(35,815)	14,396	276,117	145,199	302,784	407,734
NET ASSETS
Beginning of period	156,733	142,337	918,650	773,451	2,563,462	2,155,728

End of period	$120,918	$156,733	$1,194,767	$918,650	$2,866,246	$2,563,462

Beginning units	12,544	11,447	61,486	54,348	203,694	187,374

Units issued	10,584	18,082	19,815	13,477	30,571	31,105
Units redeemed	(13,663)	(16,985)	(3,468)	(6,339)	(28,925)	(14,785)

Ending units	9,465	12,544	77,833	61,486	205,340	203,694

The accompanying notes are an integral part of these financial statements.

A8

	SUBACCOUNTS (Continued)
	Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio		Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004
OPERATIONS
Net investment income (loss)	$14,949	$4,889	$15,122	$7,800	$14,845	$15,990	$29,272	$24,482
Capital gains distributions received	0	0	10,654	4,873	0	0	137,037	72,386
Realized gain (loss) on shares redeemed	(4,235)	(12,354)	(3,070)	(5,167)	(713)	(3,752)	(300,761)	(259,195)
Net change in unrealized gain (loss) on investments	33,811	116,304	2,411	50,768	(8,779)	10,259	314,869	535,513

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	44,525	108,839	25,117	58,274	5,353	22,497	180,417	373,186

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	145,217	186,979	182,202	174,895	62,342	93,921	1,083,500	1,100,796
Withdrawal and other charges	(124,457)	(46,931)	(158,465)	(67,309)	(116,024)	(63,756)	(934,015)	(680,489)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	20,760	140,048	23,737	107,586	(53,682)	30,165	149,485	420,307

TOTAL INCREASE (DECREASE) IN NET ASSETS	65,285	248,887	48,854	165,860	(48,329)	52,662	329,902	793,493
NET ASSETS
Beginning of period	1,224,283	975,396	858,555	692,695	282,480	229,818	4,312,100	3,518,607

End of period	$1,289,568	$1,224,283	$907,409	$858,555	$234,151	$282,480	$4,642,002	$4,312,100

Beginning units	94,731	83,131	64,421	55,858	21,327	19,007	313,716	281,224

Units issued	9,495	13,935	11,432	12,174	3,967	6,044	72,341	57,293
Units redeemed	(7,926)	(2,335)	(9,645)	(3,611)	(8,077)	(3,724)	(61,232)	(24,801)

Ending units	96,300	94,731	66,208	64,421	17,217	21,327	324,825	313,716

The accompanying notes are an integral part of these financial statements.

A9

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS
	Prudential Value Portfolio		Prudential Global Portfolio		Prudential Government Income Portfolio
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004
OPERATIONS
Net investment income (loss)	$13,252	$11,213	$(1,800)	$40	$42,998	$29,550
Capital gains distributions received	0	0	0	0	0	16,886
Realized gain (loss) on shares redeemed	11,134	678	(14,087)	(39,529)	(18,995)	(11,927)
Net change in unrealized gain (loss) on investments	222,213	209,532	95,218	81,773	(5,225)	(12,154)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	246,599	221,423	79,331	42,284	18,778	22,355

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	179,292	175,765	100,735	112,568	232,550	280,152
Withdrawal and other charges	(256,385)	(134,523)	(105,666)	(50,718)	(173,409)	(220,337)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(77,093)	41,242	(4,931)	61,850	59,141	59,815

TOTAL INCREASE (DECREASE) IN NET ASSETS	169,506	262,665	74,400	104,134	77,919	82,170

NET ASSETS
Beginning of period	1,666,162	1,403,497	513,085	408,951	938,883	856,713

End of period	$1,835,668	$1,666,162	$587,485	$513,085	$1,016,802	$938,883

Beginning units	126,135	122,834	42,313	36,772	61,040	57,104

Units issued	13,503	14,692	10,720	7,764	13,178	13,617
Units redeemed	(19,764)	(11,391)	(11,075)	(2,223)	(9,372)	(9,681)

Ending units	119,874	126,135	41,958	42,313	64,846	61,040

The accompanying notes are an integral part of these financial statements.

A10

	SUBACCOUNTS (Continued)
	Prudential Small Capitalization Stock Portfolio		Prudential Jennison Portfolio		Prudential Jennison 20/20 Focus Portfolio		AIM V.I. Premier Equity Fund
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004
OPERATIONS
Net investment income (loss)	$1,354	$274	$(21,653)	$(21,957)	$(200)	$(133)	$(1,430)	$(1,673)
Capital gains distributions received	195,956	8,664	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(18,863)	(2,194)	(399,990)	(548,859)	1,057	90	(105,494)	(125,213)
Net change in unrealized gain (loss) on investments	51,407	512,955	1,063,617	915,511	8,709	3,394	161,560	179,270

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	229,854	519,699	641,974	344,695	9,566	3,351	54,636	52,384

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	810,506	706,556	1,281,606	971,548	48,962	4,862	182,729	226,871
Withdrawal and other charges	(438,446)	(256,219)	(906,343)	(747,535)	(24,051)	0	(155,753)	(385,855)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	372,060	450,337	375,263	224,013	24,911	4,862	26,976	(158,984)

TOTAL INCREASE (DECREASE) IN NET ASSETS	601,914	970,036	1,017,237	568,708	34,477	8,213	81,612	(106,600)

NET ASSETS
Beginning of period	3,120,877	2,150,841	4,297,958	3,729,250	25,494	17,281	1,076,598	1,183,198

End of period	$3,722,791	$3,120,877	$5,315,195	$4,297,958	$59,971	$25,494	$1,158,210	$1,076,598

Beginning units	190,156	158,950	342,582	324,079	2,217	1,730	93,908	108,655

Units issued	49,547	49,098	59,723	56,171	4,094	487	13,685	13,288
Units redeemed	(26,990)	(17,892)	(30,343)	(37,668)	(1,990)	0	(11,468)	(28,035)

Ending units	212,713	190,156	371,962	342,582	4,321	2,217	96,125	93,908

The accompanying notes are an integral part of these financial statements.

A11

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS
	AIM V.I. Government Securities Fund		AIM V.I. International Growth Fund		AllianceBernstein Growth & Income Portfolio
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004
OPERATIONS
Net investment income (loss)	$931	$1,362	$13	$248	$29,740	$7,561
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(455)	(2)	1,595	(144)	(1,745)	(327)
Net change in unrealized gain (loss) on investments	(219)	(540)	14,278	16,047	115,361	309,360

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	257	820	15,886	16,151	143,356	316,594

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,632	8,967	45,902	71,546	541,424	643,473
Withdrawal and other charges	(17,396)	(6,368)	(43,655)	(4,533)	(488,323)	(217,538)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(10,764)	2,599	2,247	67,013	53,101	425,935

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,507)	3,419	18,133	83,164	196,457	742,529

NET ASSETS
Beginning of period	46,517	43,098	107,127	23,963	3,328,546	2,586,017

End of period	$36,010	$46,517	$125,260	$107,127	$3,525,003	$3,328,546

Beginning units	3,397	3,327	12,659	3,428	282,983	243,562

Units issued	501	687	5,099	9,568	46,411	60,113
Units redeemed	(1,200)	(617)	(5,335)	(337)	(41,897)	(20,692)

Ending units	2,698	3,397	12,423	12,659	287,497	282,983

The accompanying notes are an integral part of these financial statements.

A12

	SUBACCOUNTS (Continued)
	AllianceBernstein Premier Growth Portfolio		AllianceBernstein Small Cap Growth Portfolio		American Century VP Income & Growth Fund		Davis Value Portfolio
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004
OPERATIONS
Net investment income (loss)	$(21,265)	$(21,953)	$(195)	$(165)	$5,972	$2,541	$3,535	$1,686
Capital gains distributions received	0	0	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(14,576)	(48,563)	(6)	471	(812)	800	(640)	431
Net change in unrealized gain (loss) on investments	551,895	343,494	3,781	1,766	14,089	45,463	68,499	59,678

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	516,054	272,978	3,580	2,072	19,249	48,804	71,394	61,795

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	417,990	439,130	17,513	4,624	127,588	93,724	206,043	209,673
Withdrawal and other charges	(464,574)	(459,034)	0	(12,067)	(78,324)	(44,645)	(75,371)	(58,428)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(46,584)	(19,904)	17,513	(7,443)	49,264	49,079	130,672	151,245

TOTAL INCREASE (DECREASE) IN NET ASSETS	469,470	253,074	21,093	(5,371)	68,513	97,883	202,066	213,040

NET ASSETS
Beginning of period	3,753,584	3,500,510	17,692	23,063	454,997	357,114	696,166	483,126

End of period	$4,223,054	$3,753,584	$38,785	$17,692	$523,510	$454,997	$898,232	$696,166

Beginning units	589,296	593,698	1,739	2,585	46,402	40,899	64,290	49,801

Units issued	67,322	75,471	1,918	508	12,895	10,357	18,792	20,400
Units redeemed	(77,543)	(79,873)	0	(1,354)	(7,936)	(4,854)	(6,834)	(5,911)

Ending units	579,075	589,296	3,657	1,739	51,359	46,402	76,248	64,290

The accompanying notes are an integral part of these financial statements.

A13

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS
	Dreyfus Socially Responsible Growth Fund		Franklin Small Cap Fund		Templeton Foreign Securities Fund
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004
OPERATIONS
Net investment income (loss)	$(4)	$1	$(28,413)	$(28,251)	$3,618	$1,519
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	0	0	(2,548)	(12,809)	(1,364)	(864)
Net change in unrealized gain (loss) on investments	86	31	251,202	524,337	49,752	41,588

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	82	32	220,241	483,277	52,006	42,243

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,568	335	619,985	740,518	376,734	121,793
Withdrawal and other charges	0	(11)	(582,345)	(506,804)	(194,345)	(38,537)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,568	324	37,640	233,714	182,389	83,256

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,650	356	257,881	716,991	234,395	125,499

NET ASSETS
Beginning of period	620	262	4,987,162	4,270,171	319,723	194,224

End of period	$2,270	$618	$5,245,043	$4,987,162	$554,118	$319,723

Beginning units	94	42	603,794	574,330	29,601	21,239

Units issued	243	52	78,908	97,240	35,593	12,532
Units redeemed	0	0	(74,939)	(67,776)	(18,425)	(4,170)

Ending units	337	94	607,763	603,794	46,769	29,601

The accompanying notes are an integral part of these financial statements.

A14

	SUBACCOUNTS (Continued)
	AIM V.I. Dynamics Fund		Janus Aspen Mid Cap Growth Portfolio		Janus Aspen Growth & Income Portfolio		Janus Aspen Worldwide Growth Portfolio
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004
OPERATIONS
Net investment income (loss)	$(5,316)	$(5,537)	$(10,473)	$(9,832)	$892	$(28)	$7,942	$3,940
Capital gains distributions received	0	0	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	13,088	(7,706)	10,671	2,671	(452)	(52,856)	(4,227)	(36,650)
Net change in unrealized gain (loss) on investments	72,106	107,082	190,590	294,517	125,350	131,102	46,206	69,691

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	79,878	93,839	190,788	287,356	125,790	78,218	49,921	36,981

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	89,339	131,709	220,054	243,378	501,579	264,121	108,448	159,290
Withdrawal and other charges	(202,470)	(108,237)	(287,729)	(184,213)	(184,957)	(229,310)	(113,373)	(124,933)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(113,131)	23,472	(67,675)	59,165	316,622	34,811	(4,925)	34,357

TOTAL INCREASE (DECREASE) IN NET ASSETS	(33,253)	117,311	123,113	346,521	442,412	113,029	44,996	71,338

NET ASSETS
Beginning of period	877,633	760,322	1,744,174	1,397,653	769,739	656,710	966,573	895,235

End of period	$844,380	$877,633	$1,867,287	$1,744,174	$1,212,151	$769,739	$1,011,569	$966,573

Beginning units	125,999	122,987	317,467	305,271	90,262	86,026	151,321	146,060

Units issued	13,161	20,896	40,781	52,164	59,297	36,622	20,461	32,730
Units redeemed	(29,012)	(17,884)	(53,912)	(39,968)	(21,858)	(32,386)	(21,435)	(27,469)

Ending units	110,148	125,999	304,336	317,467	127,701	90,262	150,347	151,321

The accompanying notes are an integral part of these financial statements.

A15

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS
	MFS Emerging Growth Series		MFS Bond Series		MFS Investors Growth Stock Series
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004
OPERATIONS
Net investment income (loss)	$(7,984)	$(7,620)	$6,163	$5,454	$(286)	$(668)
Capital gains distributions received	0	0	1,205	0	0	0
Realized gain (loss) on shares redeemed	(83,925)	(150,797)	(500)	(1,039)	(193)	(675)
Net change in unrealized gain (loss) on investments	154,378	239,208	(5,643)	1,628	7,558	10,721

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	62,469	80,791	1,225	6,043	7,079	9,378

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	139,994	182,563	51,439	45,522	54,728	58,616
Withdrawal and other charges	(150,229)	(238,041)	(8,166)	(31,772)	(11,912)	(41,452)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(10,235)	(55,478)	43,273	13,750	42,816	17,164

TOTAL INCREASE (DECREASE) IN NET ASSETS	52,234	25,313	44,498	19,793	49,895	26,542

NET ASSETS
Beginning of period	770,315	745,002	125,893	106,100	136,499	109,957

End of period	$822,549	$770,315	$170,391	$125,893	$186,394	$136,499

Beginning units	64,402	69,911	8,647	7,674	19,900	17,404

Units issued	9,346	11,153	3,521	3,268	10,888	10,663
Units redeemed	(10,292)	(16,662)	(560)	(2,295)	(4,652)	(8,167)

Ending units	63,456	64,402	11,608	8,647	26,136	19,900

The accompanying notes are an integral part of these financial statements.

A16

	SUBACCOUNTS (Continued)
	MFS Investors Trust Series		MFS Total Return Series		Credit Suisse Trust-Mid-Cap Growth Portfolio		T. Rowe Price Equity Income Portfolio
	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005	01/01/2004 to 12/31/2004	01/01/2005 to 12/31/2005
OPERATIONS
Net investment income (loss)	$(35)	$(25)	$7,059	$3,340	$(1,832)	$(1,070)	$2,236
Capital gains distributions received	0	0	20,582	0	0	0	16,072
Realized gain (loss) on shares redeemed	(2)	(21)	(1,975)	577	364	(3,146)	8,850
Net change in unrealized gain (loss) on investments	1,958	2,501	(12,888)	34,763	23,790	29,985	(17,721)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,921	2,455	12,778	38,680	22,322	25,769	9,437

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,127	4,080	148,264	219,782	170,922	201,355	530,757
Withdrawal and other charges	0	(1,013)	(56,360)	(81,887)	(88,269)	(23,256)	(209,458)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,127	3,067	91,904	137,895	82,653	178,099	321,299

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,048	5,522	104,682	176,575	104,975	203,868	330,736

NET ASSETS
Beginning of period	25,718	20,196	474,605	298,030	302,745	98,877	0

End of period	$31,766	$25,718	$579,287	$474,605	$407,720	$302,745	$330,736

Beginning units	2,909	2,527	39,579	27,460	31,475	11,586	0

Units issued	461	505	12,370	19,485	17,745	22,679	19,438
Units redeemed	0	(123)	(4,671)	(7,366)	(9,302)	(2,790)	(397)

Ending units	3,370	2,909	47,278	39,579	39,918	31,475	19,041

The accompanying notes are an integral part of these financial statements.

A17

FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2005 and 2004

	SUBACCOUNTS
	PIMCO PVIT Short Term Fund	Delaware VIP Emerging Market Series
	02/23/2005* to 12/31/2005	02/23/2005* to 12/31/2005
OPERATIONS
Net investment income (loss)	$280	$(1,686)
Capital gains distributions received	0	307
Realized gain (loss) on shares redeemed	0	(7)
Net change in unrealized gain (loss) on investments	(52)	104,079

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	228	102,693

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	21,792	652,266
Withdrawal and other charges	0	(5,649)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	21,792	646,617

TOTAL INCREASE (DECREASE) IN NET ASSETS	22,020	749,310

NET ASSETS
Beginning of period	0	0

End of period	$22,020	$749,310

Beginning units	0	0

Units issued	2,156	63,342
Units redeemed	0	(577)

Ending units	2,156	62,765

*	Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

A18

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL DISCOVERY PREMIER GROUP

VARIABLE CONTRACT ACCOUNT

December 31, 2005

Note 1: General

The Prudential Premier Group Variable Account (the “Discovery Account”) was established on November 9, 1999 by the Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”), and commenced operations in June 2000 under the laws of the State of New Jersey. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from the purchase of the Discovery Premier Group Annuity Contracts (“Contracts”) are invested in the Discovery Account. The Discovery Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.

The Discovery Account is used in connection with the contracts sold to retirement plans that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 (the “Code”), as amended, and to annuity arrangements qualifying for federal tax benefits under section 403(c) of the Code. The Contracts are group annuity contracts and generally are issued to employers (“contractholders”) who make contributions under them on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.”

The Discovery Account is comprised of thirty-seven Subaccounts. The assets of each Subaccount are invested in either a corresponding portfolio of The Prudential Series Fund, Inc. (the “Series Fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”) as follows:

THE PRUDENTIAL SERIES FUND, INC.

Money Market Portfolio

Diversified Bond Portfolio

Government Income Portfolio

Conservative Balanced Portfolio

Flexible Managed Portfolio

High Yield Bond Portfolio

Stock Index Portfolio

Value Portfolio

Equity Portfolio

Jennison Portfolio

Global Portfolio

Jennison 20/20 Focus Portfolio

Small Capitalization Stock Portfolio

AIM VARIABLE INSURANCE

AIM V.I. Premier Equity Fund

AIM V.I. Government Securities Fund

AIM V.I. International Growth Fund

AIM V.I. Dynamics Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

Premier Growth Portfolio

Growth and Income Portfolio

Small Cap Growth Portfolio

A19

Note 1: General (Continued)

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

VP Income and Growth Fund

DAVIS VARIABLE ACCOUNT FUND, INC.

Davis Value Portfolio

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCT TRUST (VIP)

Franklin Small Cap Fund

Templeton Foreign Securities Fund

JANUS ASPEN SERIES

Mid Cap Growth Portfolio

Growth and Income Portfolio

Worldwide Growth Portfolio

MFS VARIABLE INSURANCE TRUST

Bond Series

Emerging Growth Series

Investors Growth Stock Series

Investors Trust Series

Total Return Series

CREDIT SUISSE TRUST (formerly Warburg Pincus Trust)

Mid-Cap Growth Portfolio

T. ROWE PRICE

T. Rowe Price Equity Income Portfolio

PIMCO PVIT SHORT TERM FUND

DELAWARE VIP EMERGING MARKET SERIES

The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.

Note 2: Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Investments — The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio, which value their investment securities at fair market value.

Security Transactions — Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Distributions Received — Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex distribution date.

A20

Note 3: Taxes

The Discovery Account is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 4: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales of investments in the portfolios for the year ended December 31, 2005 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$132,841	$(171,873)
Prudential Diversified Bond Portfolio	$288,072	$(42,473)
Prudential Equity Portfolio	$279,724	$(252,629)
Prudential Flexible Managed Portfolio	$107,642	$(86,828)
Prudential Conservative Balanced Portfolio	$147,297	$(123,516)
Prudential High Yield Bond Portfolio	$51,859	$(105,527)
Prudential Stock Index Portfolio	$690,745	$(541,057)
Prudential Value Portfolio	$148,459	$(235,789)
Prudential Global Portfolio	$77,416	$(82,318)
Prudential Government Income Portfolio	$172,135	$(112,946)
Prudential Small Capitalization Stock Portfolio	$752,949	$(400,811)
Prudential Jennison Portfolio	$716,032	$(323,434)
Prudential Jennison 20/20 Focus Portfolio	$48,675	$(23,994)
AIM V.I. Premier Equity Fund	$151,508	$(124,447)
AIM V.I. Government Securities Fund	$6,372	$(15,687)
AIM V.I. International Growth Fund	$45,391	$(45,952)
AllianceBernstein Growth & Income Portfolio	$502,335	$(469,288)
AllianceBernstein Premier Growth Portfolio	$341,931	$(409,550)
AllianceBernstein Small Cap Growth Portfolio	$17,512	$(161)
American Century VP Income & Growth Fund	$122,650	$(76,372)
Davis Value Portfolio	$186,987	$(61,326)
Dreyfus Socially Responsible Growth Fund	$1,579	$(4)
Franklin Small Cap Fund	$500,261	$(490,757)
Templeton Foreign Securities Fund	$365,372	$(185,823)
AIM V.I. Dynamics Fund	$77,073	$(195,514)
Janus Aspen Mid Cap Growth Portfolio	$178,777	$(256,897)
Janus Aspen Growth & Income Portfolio	$482,216	$(168,629)
Janus Aspen Worldwide Growth Portfolio	$93,445	$(103,413)
MFS Emerging Growth Series	$99,652	$(109,841)
MFS Bond Series	$51,128	$(8,801)
MFS Investors Growth Stock Series	$54,104	$(12,078)
MFS Investors Trust Series	$4,148	$(180)
MFS Total Return Series	$145,153	$(56,603)
Credit Suisse Trust- Mid-Cap Growth Portfolio	$170,991	$(90,116)
T. Rowe Price Equity Income Portfolio	$65,840	$(169,576)
PIMCO PVIT Short Term Fund	$21,881	$(28)
Delaware VIP Emerging Markets Fund	$645,998	$(669)

Note 5: Related Party Transactions

Prudential and its affiliates perform various services on behalf of the mutual fund companies that administer the Series Fund and the other mutual funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

A21

Note 5: Related Party Transactions (Continued)

The Series Fund has a management agreement with Prudential Investment LLC (“PI”), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund.

PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, services as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 6: Financial Highlights

The Contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Prudential have the lowest and highest expense ratio. Only contract designs within the Account that had units outstanding throughout the period ended, were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges as contract holders may not have selected all available options.

	At year ended				For year ended
	Units (000s)	Unit Value Lowest – Highest		Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest		Total Return*** Lowest – Highest
	Prudential Money Market Portfolio
December 31, 2005	9	$12.63 to	$12.81	$121	2.87%	0.50% to	0.75%	2.10% to	2.39%
December 31, 2004	13	$12.37 to	$12.51	$157	0.97%	0.50% to	0.75%	0.24% to	0.48%
December 31, 2003	11	$12.34 to	$12.45	$142	0.83%	0.50% to	0.75%	0.08% to	0.40%
December 31, 2002	2	$12.33 to	$12.40	$25	1.51%	0.50% to	0.75%	0.82% to	0.98%
December 31, 2001	4	$12.23 to	$12.28	$51	4.46%	0.50% to	0.75%	3.29% to	3.54%

	Prudential Diversified Bond Portfolio
December 31, 2005	78	$15.18 to	$15.39	$1,195	6.10%	0.50% to	0.75%	2.50% to	2.75%
December 31, 2004	61	$14.81 to	$14.98	$919	4.11%	0.50% to	0.75%	4.81% to	5.05%
December 31, 2003	54	$14.13 to	$14.26	$773	4.02%	0.50% to	0.75%	6.64% to	6.98%
December 31, 2002	47	$13.25 to	$13.33	$623	11.09%	0.50% to	0.75%	6.26% to	6.55%
December 31, 2001	39	$12.47 to	$12.51	$486	6.08%	0.50% to	0.75%	6.22% to	6.38%

	Prudential Equity Portfolio
December 31, 2005	205	$13.77 to	$13.96	$2,866	0.56%	0.50% to	0.75%	10.66% to	10.92%
December 31, 2004	204	$12.44 to	$12.59	$2,563	0.76%	0.50% to	0.75%	9.03% to	9.38%
December 31, 2003	187	$11.41 to	$11.51	$2,156	0.58%	0.50% to	0.75%	30.70% to	31.09%
December 31, 2002	167	$8.73 to	$8.78	$1,468	0.46%	0.50% to	0.75%	-22.88% to	-22.78%
December 31, 2001	156	$11.32 to	$11.37	$1,769	0.40%	0.50% to	0.75%	-11.91% to	-11.59%

A22

Note 6: Financial Highlights (Continued)

	At year ended				For year ended
	Units (000s)	Unit Value Lowest – Highest		Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest		Total Return*** Lowest – Highest
	Prudential Flexible Managed Portfolio
December 31, 2005	96	$13.22 to	$13.41	$1,290	1.72%	0.50% to	0.75%	3.34% to	3.65%
December 31, 2004	95	$12.79 to	$12.94	$1,224	0.94%	0.50% to	0.75%	9.88% to	10.22%
December 31, 2003	83	$11.64 to	$11.74	$975	1.64%	0.50% to	0.75%	22.91% to	23.19%
December 31, 2002	73	$9.47 to	$9.53	$699	2.47%	0.50% to	0.75%	-13.24% to	-13.21%
December 31, 2001	63	$10.95 to	$10.98	$692	3.13%	0.50% to	0.65%	-6.33% to	-6.15%

	Prudential Conservative Balanced Portfolio
December 31, 2005	66	$13.56 to	$13.75	$907	2.29%	0.50% to	0.75%	2.67% to	2.94%
December 31, 2004	64	$13.21 to	$13.36	$859	1.51%	0.50% to	0.75%	7.22% to	7.48%
December 31, 2003	56	$12.32 to	$12.43	$693	2.29%	0.50% to	0.75%	17.89% to	18.27%
December 31, 2002	47	$10.45 to	$10.51	$493	0.00%	0.50% to	0.75%	-9.59% to	-9.47%
December 31, 2001	32	$11.58 to	$11.61	$377	1.38%	0.50% to	0.65%	-2.69% to	-2.52%

	Prudential High Yield Bond Portfolio
December 31, 2005	17	$13.53 to	$13.71	$234	6.93%	0.50% to	0.75%	2.68% to	2.88%
December 31, 2004	21	$13.18 to	$13.33	$282	7.02%	0.50% to	0.75%	9.47% to	9.80%
December 31, 2003	19	$12.04 to	$12.14	$230	9.29%	0.50% to	0.75%	24.12% to	24.39%
December 31, 2002	9	$9.72 to	$9.76	$85	14.22%	0.50% to	0.75%	0.83% to	0.83%
December 31, 2001	0	$9.63 to	$9.64	$3	20.79%	0.65% to	0.75%	-1.13% to	-1.13%

	Prudential Stock Index Portfolio
December 31, 2005	325	$14.12 to	$14.32	$4,642	1.19%	0.50% to	0.75%	3.75% to	4.04%
December 31, 2004	314	$13.61 to	$13.76	$4,312	1.13%	0.50% to	0.75%	9.67% to	9.90%
December 31, 2003	281	$12.41 to	$12.52	$3,519	1.17%	0.50% to	0.75%	27.15% to	27.49%
December 31, 2002	234	$9.76 to	$9.82	$2,293	0.96%	0.50% to	0.75%	-22.78% to	-22.56%
December 31, 2001	185	$12.64 to	$12.68	$2,340	0.61%	0.50% to	0.75%	-12.65% to	-12.49%

	Prudential Value Portfolio
December 31, 2005	120	$15.20 to	$15.42	$1,836	1.36%	0.50% to	0.75%	15.76% to	16.11%
December 31, 2004	126	$13.13 to	$13.28	$1,666	1.32%	0.50% to	0.75%	15.48% to	15.68%
December 31, 2003	123	$11.37 to	$11.48	$1,403	1.59%	0.50% to	0.75%	27.04% to	27.41%
December 31, 2002	110	$8.95 to	$9.01	$986	1.61%	0.50% to	0.75%	-22.51% to	-22.33%
December 31, 2001	62	$11.55 to	$11.60	$723	1.26%	0.50% to	0.75%	2.21% to	2.21%

	Prudential Global Portfolio
December 31, 2005	42	$13.82 to	$14.01	$587	0.18%	0.50% to	0.75%	15.21% to	15.48%
December 31, 2004	42	$12.00 to	$12.13	$513	0.52%	0.50% to	0.75%	8.79% to	8.98%
December 31, 2003	37	$11.03 to	$11.13	$409	0.37%	0.50% to	0.75%	33.05% to	33.45%
December 31, 2002	32	$8.29 to	$8.34	$264	0.62%	0.50% to	0.75%	-25.65% to	-25.54%
December 31, 2001	28	$11.15 to	$11.20	$311	0.37%	0.50% to	0.75%	-18.32% to	-18.01%

	Prudential Government Income Portfolio
December 31, 2005	65	$15.52 to	$15.74	$1,017	4.87%	0.50% to	0.75%	1.73% to	2.01%
December 31, 2004	61	$15.26 to	$15.43	$939	3.69%	0.50% to	0.75%	2.35% to	2.59%
December 31, 2003	57	$14.91 to	$15.04	$857	3.66%	0.50% to	0.75%	1.71% to	1.97%
December 31, 2002	49	$14.66 to	$14.75	$722	7.91%	0.50% to	0.75%	11.29% to	11.49%
December 31, 2001	25	$13.20 to	$13.23	$329	5.84%	0.50% to	0.65%	7.40% to	7.47%

	Prudential Small Capitalization Stock Portfolio
December 31, 2005	213	$17.35 to	$17.59	$3,723	0.64%	0.50% to	0.75%	6.46% to	6.71%
December 31, 2004	190	$16.30 to	$16.48	$3,121	0.61%	0.50% to	0.75%	21.19% to	21.35%
December 31, 2003	159	$13.45 to	$13.58	$2,151	1.06%	0.50% to	0.75%	37.24% to	37.45%
December 31, 2002	126	$9.80 to	$9.88	$1,246	1.02%	0.50% to	0.75%	-15.59% to	-15.27%
December 31, 2001	13	$11.61 to	$11.66	$156	0.92%	0.50% to	0.75%	1.84% to	1.84%

	Prudential Jennison Portfolio
December 31, 2005	372	$14.16 to	$14.35	$5,315	0.11%	0.50% to	0.75%	13.72% to	13.95%
December 31, 2004	343	$12.45 to	$12.59	$4,298	0.06%	0.50% to	0.75%	8.83% to	9.10%
December 31, 2003	324	$11.44 to	$11.54	$3,729	0.29%	0.50% to	0.75%	29.27% to	29.52%
December 31, 2002	283	$8.85 to	$8.91	$2,516	0.25%	0.50% to	0.75%	-31.50% to	-31.25%
December 31, 2001	195	$12.92 to	$12.96	$2,531	0.71%	0.50% to	0.75%	-18.84% to	-18.70%

A23

Note 6: Financial Highlights (Continued)

	At year ended				For year ended
	Units (000s)	Unit Value Lowest – Highest		Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Prudential Jennison 20/20 Focus Portfolio
December 31, 2005	4	$13.82 to	$13.90	$60	0.26%	0.65	% to	0.75%	20.68	% to	20.83%
December 31, 2004	2	$11.50 to	$11.50	$25	0.10%	0.65	% to	0.65%	15.12	% to	15.12%
December 31, 2003	2	$9.99 to	$9.99	$17	0.20%	0.65	% to	0.65%	28.57	% to	28.57%
December 31, 2002	1	$7.77 to	$7.77	$11	0.02%	0.65	% to	0.65%	-22.76	% to	-22.76%
December 31, 2001	0	$10.06 to	$10.06	$1	0.58%	0.65	% to	0.65%	-3.55	% to	-3.55%

	AIM V.I. Premier Equity Fund
December 31, 2005	96	$11.91 to	$12.07	$1,158	0.40%	0.50	% to	0.75%	4.88	% to	5.10%
December 31, 2004	94	$11.36 to	$11.48	$1,077	0.41%	0.50	% to	0.75%	4.99	% to	5.22%
December 31, 2003	109	$10.82 to	$10.91	$1,183	0.34%	0.50	% to	0.75%	24.23	% to	24.40%
December 31, 2002	97	$8.71 to	$8.77	$852	0.03%	0.50	% to	0.75%	-30.82	% to	-30.62%
December 31, 2001	89	$12.59 to	$12.64	$1,119	1.38%	0.50	% to	0.75%	-13.17	% to	-12.95%

	AIM V.I. Government Securities Fund
December 31, 2005	3	$13.27 to	$13.46	$36	3.25%	0.50	% to	0.75%	0.88	% to	1.16%
December 31, 2004	3	$13.15 to	$13.31	$47	3.55%	0.50	% to	0.75%	1.78	% to	2.07%
December 31, 2003	3	$12.92 to	$13.04	$43	1.26%	0.50	% to	0.75%	0.31	% to	0.62%
December 31, 2002	6	$12.88 to	$12.96	$76	6.87%	0.65	% to	0.75%	13.35	% to	13.35%
December 31, 2001	0	$11.39 to	$11.39	$0	10.20%	0.65	% to	0.65%	-0.09	% to	-0.09%

	AIM V.I. International Growth Fund
December 31, 2005	12	$10.04 to	$10.10	$125	0.70%	0.65	% to	0.75%	17.06	% to	17.22%
December 31, 2004	13	$8.58 to	$8.62	$107	1.14%	0.65	% to	0.75%	23.10	% to	23.32%
December 31, 2003	3	$6.97 to	$6.99	$24	0.64%	0.65	% to	0.75%	28.13	% to	28.26%
December 31, 2002	2	$5.45 to	$5.45	$13	0.79%	0.65	% to	0.65%	-16.28	% to	-16.28%
December 31, 2001	0	$6.51 to	$6.51	$0	0.00%	0.65	% to	0.65%	1.56	% to	1.56%

	AllianceBernstein Growth & Income Portfolio
December 31, 2005	287	$12.16 to	$12.33	$3,525	1.47%	0.50	% to	0.75%	4.11	% to	4.37%
December 31, 2004	283	$11.68 to	$11.81	$3,329	0.84%	0.50	% to	0.75%	10.61	% to	10.89%
December 31, 2003	244	$10.56 to	$10.65	$2,586	1.02%	0.50	% to	0.75%	31.48	% to	31.68%
December 31, 2002	210	$8.03 to	$8.10	$1,698	0.64%	0.50	% to	0.75%	-22.64	% to	-22.26%
December 31, 2001	111	$10.38 to	$10.42	$1,153	0.18%	0.50	% to	0.75%	-4.86	% to	-4.86%

	AllianceBernstein Premier Growth Portfolio
December 31, 2005	579	$7.22 to	$7.32	$4,223	0.00%	0.50	% to	0.75%	14.28	% to	14.54%
December 31, 2004	589	$6.32 to	$6.39	$3,754	0.00%	0.50	% to	0.75%	7.85	% to	8.12%
December 31, 2003	594	$5.86 to	$5.91	$3,501	0.00%	0.50	% to	0.75%	22.76	% to	22.87%
December 31, 2002	534	$4.77 to	$4.81	$2,562	0.00%	0.50	% to	0.75%	-31.27	% to	-30.89%
December 31, 2001	359	$6.94 to	$6.96	$2,501	0.00%	0.50	% to	0.75%	-17.77	% to	-17.77%

	AllianceBernstein Small Cap Growth Portfolio
December 31, 2005	4	$10.57 to	$10.72	$39	0.00%	0.50	% to	0.75%	4.44	% to	4.72%
December 31, 2004	2	$10.12 to	$10.24	$18	0.00%	0.50	% to	0.75%	13.71	% to	14.03%
December 31, 2003	3	$8.90 to	$8.98	$23	0.00%	0.50	% to	0.75%	47.84	% to	48.18%
December 31, 2002	1	$6.04 to	$6.04	$6	0.00%	0.65	% to	0.65%	-32.21	% to	-32.21%
December 31, 2001	1	$8.91 to	$8.91	$7	0.00%	0.65	% to	0.65%	-0.22	% to	-0.22%

	American Century VP Income & Growth Fund
December 31, 2005	51	$10.12 to	$10.27	$524	1.87%	0.50	% to	0.75%	3.80	% to	4.14%
December 31, 2004	46	$9.75 to	$9.86	$455	1.22%	0.50	% to	0.75%	12.20	% to	12.43%
December 31, 2003	41	$8.69 to	$8.77	$357	1.04%	0.50	% to	0.75%	28.36	% to	28.78%
December 31, 2002	32	$6.77 to	$6.81	$216	0.98%	0.50	% to	0.75%	-19.98	% to	-19.79%
December 31, 2001	23	$8.46 to	$8.49	$197	0.51%	0.50	% to	0.75%	-9.03	% to	-9.03%

	Davis Value Portfolio
December 31, 2005	76	$11.72 to	$11.88	$898	1.10%	0.50	% to	0.75%	8.67	% to	8.90%
December 31, 2004	64	$10.78 to	$10.91	$696	0.96%	0.50	% to	0.75%	11.48	% to	11.78%
December 31, 2003	50	$9.67 to	$9.76	$483	0.71%	0.50	% to	0.75%	28.76	% to	29.10%
December 31, 2002	49	$7.51 to	$7.56	$371	0.85%	0.50	% to	0.75%	-16.92	% to	-16.65%
December 31, 2001	13	$9.04 to	$9.07	$120	1.80%	0.50	% to	0.75%	-2.58	% to	-2.58%

A24

Note 6: Financial Highlights (Continued)

	At year ended				For year ended
	Units (000s)	Unit Value Lowest – Highest		Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	Dreyfus Socially Responsible Growth Fund
December 31, 2005	0	$6.74 to	$6.74	$2	0.00%	0.65	% to	0.65%	2.89	% to	2.89%
December 31, 2004	0	$6.55 to	$6.55	$1	0.85%	0.65	% to	0.65%	5.48	% to	5.48%
December 31, 2003	0	$6.21 to	$6.21	$0	0.00%	0.65	% to	0.65%	25.45	% to	25.45%
December 31, 2002	0	$4.95 to	$4.95	$0	0.03%	0.65	% to	0.65%	-29.49	% to	-29.49%
December 31, 2001	1	$7.02 to	$7.02	$4	0.60%	0.65	% to	0.65%	-19.78	% to	-19.78%

	Franklin Small Cap Fund
December 31, 2005	608	$8.55 to	$8.67	$5,245	0.00%	0.50	% to	0.75%	4.31	% to	4.58%
December 31, 2004	604	$8.20 to	$8.29	$4,987	0.00%	0.50	% to	0.75%	10.92	% to	11.13%
December 31, 2003	574	$7.39 to	$7.46	$4,270	0.00%	0.50	% to	0.75%	36.60	% to	36.88%
December 31, 2002	493	$5.41 to	$5.45	$2,680	0.45%	0.50	% to	0.75%	-29.10	% to	-28.85%
December 31, 2001	284	$7.63 to	$7.66	$2,175	0.30%	0.50	% to	0.75%	-16.02	% to	-15.45%

	Templeton Foreign Securities Fund
December 31, 2005	47	$11.75 to	$11.91	$554	1.30%	0.50	% to	0.75%	9.68	% to	9.91%
December 31, 2004	30	$10.71 to	$10.84	$320	1.16%	0.50	% to	0.75%	17.95	% to	18.34%
December 31, 2003	21	$9.08 to	$9.16	$194	1.55%	0.50	% to	0.75%	31.59	% to	31.80%
December 31, 2002	11	$6.90 to	$6.95	$78	1.25%	0.50	% to	0.75%	-19.01	% to	-18.81%
December 31, 2001	1	$8.52 to	$8.56	$7	1.76%	0.50	% to	0.75%	-16.29	% to	-16.08%

	AIM V.I. Dynamics Fund
December 31, 2005	110	$7.61 to	$7.72	$844	0.00%	0.50	% to	0.75%	9.83	% to	10.15%
December 31, 2004	126	$6.93 to	$7.01	$878	0.00%	0.50	% to	0.75%	12.50	% to	12.88%
December 31, 2003	123	$6.16 to	$6.21	$760	0.00%	0.50	% to	0.75%	36.89	% to	37.09%
December 31, 2002	110	$4.50 to	$4.53	$498	0.00%	0.50	% to	0.75%	-32.43	% to	-32.29%
December 31, 2001	64	$6.66 to	$6.69	$427	0.00%	0.50	% to	0.75%	-31.69	% to	-31.69%

	Janus Aspen Mid Cap Growth Portfolio
December 31, 2005	304	$6.09 to	$6.17	$1,867	0.00%	0.50	% to	0.75%	11.55	% to	11.73%
December 31, 2004	317	$5.46 to	$5.52	$1,744	0.00%	0.50	% to	0.75%	19.74	% to	20.00%
December 31, 2003	305	$4.56 to	$4.60	$1,398	0.00%	0.50	% to	0.75%	34.02	% to	34.50%
December 31, 2002	275	$3.40 to	$3.42	$938	0.00%	0.50	% to	0.75%	-28.42	% to	-28.30%
December 31, 2001	444	$4.75 to	$4.77	$2,115	0.54%	0.50	% to	0.75%	-39.87	% to	-39.70%

	Janus Aspen Growth & Income Portfolio
December 31, 2005	128	$9.42 to	$9.55	$1,212	0.70%	0.50	% to	0.75%	11.54	% to	11.80%
December 31, 2004	90	$8.45 to	$8.54	$770	0.62%	0.50	% to	0.75%	11.14	% to	11.34%
December 31, 2003	86	$7.60 to	$7.67	$657	1.01%	0.50	% to	0.75%	22.78	% to	23.11%
December 31, 2002	72	$6.19 to	$6.23	$445	0.96%	0.50	% to	0.75%	-22.14	% to	-21.93%
December 31, 2001	50	$7.95 to	$7.98	$396	1.49%	0.50	% to	0.75%	-14.05	% to	-13.82%

	Janus Aspen Worldwide Growth Portfolio
December 31, 2005	150	$6.65 to	$6.74	$1,012	1.39%	0.50	% to	0.75%	5.01	% to	5.23%
December 31, 2004	151	$6.33 to	$6.41	$967	0.97%	0.50	% to	0.75%	3.94	% to	4.40%
December 31, 2003	146	$6.09 to	$6.14	$895	1.10%	0.50	% to	0.75%	23.03	% to	23.29%
December 31, 2002	133	$4.95 to	$4.98	$659	1.00%	0.50	% to	0.75%	-26.01	% to	-25.89%
December 31, 2001	102	$6.69 to	$6.72	$687	0.66%	0.50	% to	0.75%	-23.01	% to	-22.85%

	MFS Emerging Growth Series
December 31, 2005	63	$12.93 to	$13.11	$823	0.00%	0.50	% to	0.75%	8.41	% to	8.68%
December 31, 2004	64	$11.93 to	$12.06	$770	0.00%	0.50	% to	0.75%	12.12	% to	12.40%
December 31, 2003	70	$10.64 to	$10.73	$745	0.00%	0.50	% to	0.75%	29.28	% to	29.59%
December 31, 2002	60	$8.23 to	$8.28	$498	0.00%	0.50	% to	0.75%	-34.27	% to	-34.13%
December 31, 2001	48	$12.52 to	$12.57	$601	0.00%	0.50	% to	0.75%	-33.97	% to	-33.81%

	MFS Bond Series
December 31, 2005	12	$14.62 to	$14.70	$170	4.92%	0.65	% to	0.75%	0.79	% to	0.88%
December 31, 2004	9	$14.51 to	$14.57	$126	5.03%	0.65	% to	0.75%	5.30	% to	5.35%
December 31, 2003	8	$13.78 to	$13.83	$106	4.60%	0.65	% to	0.75%	8.50	% to	8.64%
December 31, 2002	4	$12.70 to	$12.73	$55	5.35%	0.65	% to	0.75%	8.25	% to	8.25%
December 31, 2001	1	$11.76 to	$11.76	$17	0.31%	0.65	% to	0.75%	0.26	% to	0.26%

A25

Note 6: Financial Highlights (Continued)

	At year ended				For year ended
	Units (000s)	Unit Value Lowest – Highest		Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest			Total Return*** Lowest – Highest
	MFS Investors Growth Stock Series
December 31, 2005	26	$7.08 to	$7.14	$186	0.34%	0.50	% to	0.65%	3.80	% to	3.97%
December 31, 2004	20	$6.82 to	$6.87	$136	0.00%	0.50	% to	0.65%	8.43	% to	8.70%
December 31, 2003	17	$6.29 to	$6.32	$110	0.00%	0.50	% to	0.65%	22.37	% to	22.48%
December 31, 2002	13	$5.14 to	$5.16	$69	0.00%	0.50	% to	0.65%	-28.11	% to	-27.93%
December 31, 2001	6	$7.15 to	$9.48	$46	0.09%	0.50	% to	0.65%	-24.55	% to	-24.55%

	MFS Investors Trust Series
December 31, 2005	3	$9.39 to	$9.52	$32	0.53%	0.50	% to	0.75%	6.55	% to	6.79%
December 31, 2004	3	$8.81 to	$8.91	$26	0.59%	0.50	% to	0.75%	10.54	% to	10.68%
December 31, 2003	3	$7.97 to	$8.05	$20	0.54%	0.50	% to	0.75%	21.12	% to	21.60%
December 31, 2002	1	$6.58 to	$6.59	$5	0.75%	0.65	% to	0.75%	-21.55	% to	-21.55%
December 31, 2001	0	$8.40 to	$8.40	$3	0.09%	0.65	% to	0.65%	-9.48	% to	-9.48%

	MFS Total Return Series
December 31, 2005	47	$12.19 to	$12.36	$579	1.99%	0.50	% to	0.75%	2.10	% to	2.34%
December 31, 2004	40	$11.94 to	$12.08	$475	1.51%	0.50	% to	0.75%	10.45	% to	10.83%
December 31, 2003	27	$10.81 to	$10.90	$298	1.60%	0.50	% to	0.75%	15.49	% to	15.71%
December 31, 2002	21	$9.36 to	$9.42	$200	1.47%	0.50	% to	0.75%	-5.84	% to	-5.61%
December 31, 2001	8	$9.94 to	$9.98	$76	0.02%	0.50	% to	0.75%	-2.36	% to	-2.36%

	Credit Suisse Trust – Mid-Cap Growth Portfolio
December 31, 2005	40	$10.10 to	$10.25	$408	0.00%	0.50	% to	0.75%	6.13	% to	6.48%
December 31, 2004	31	$9.52 to	$9.63	$303	0.00%	0.50	% to	0.75%	12.26	% to	12.63%
December 31, 2003	12	$8.48 to	$8.55	$99	0.00%	0.50	% to	0.75%	42.52	% to	42.74%
December 31, 2002	5	$5.95 to	$5.99	$30	0.00%	0.50	% to	0.75%	-29.92	% to	-29.69%
December 31, 2001	4	$8.49 to	$8.52	$30	0.00%	0.50	% to	0.75%	-16.80	% to	-16.80%

	T. Rowe Price Equity Income Portfolio
December 31, 2005	19	$16.61 to	$17.38	$331	2.17%	0.50	% to	0.75%	3.18	% to	3.39%

	PIMCO PVIT Short Term Fund (available February 23, 2005)
December 31, 2005	2	$10.21 to	$10.21	$22	2.76%	0.50	% to	0.50%	2.11	% to	2.11%

	Delaware VIP Emerging Markets Fund (available February 23, 2005)
December 31, 2005	63	$11.92 to	$11.94	$749	0.02%	0.50	% to	0.75%	18.98	% to	19.18%

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and, administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the periods ended December 31, 2005, 2004, 2003, 2002 and 2001 or from the initial date units were issued in the subaccount, through the end of the reporting period. Dates represent the date of initial issuance of units that investment option.

A26

Charges and Expenses

A daily charge at a maximum effective annual rate of 0.75% of the average assets in each Subaccount of the Discovery Account is paid to Prudential for administrative expenses. Prudential may reduce this fee under Contracts, as to which due to economies of scale or other factors, administrative costs are reduced. A daily charge at an effective annual rate of 0.15% of the average assets in each Subaccount of the Discovery Account is paid to Prudential for assuming mortality and expense risks under the Contracts. The daily charge is assessed through a redemption in units.

Withdrawal Charge

A withdrawal charge is imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. The maximum withdrawal charge is 5% on contributions withdrawn during the first year of participation. The withdrawal charge declines by 1% in each subsequent year until it is 0% after the fifth year. No withdrawal charge is imposed upon contributions withdrawn for any reason after five years of participation in a program. In addition, no withdrawal charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment on contributions received from a roll-over, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer’s retirement arrangement. Further, for all plans other than IRAs, no withdrawal charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contractholder. This charge is assessed through the redemption of units.

Note 7: Other

Contract Owner Transactions

Contract owner net payments include contract owner contributions and transfers into the subaccount. Withdrawal and other charges include contract owner withdrawals, transfers out of the subaccount and other charges.

(Payable to)/Receivable from The Prudential Insurance Company of America

At times, Prudential may owe an amount to or expect to receive an amount from the Account primarily related to processing contract holder payments, surrenders, withdrawals and death benefits. This amount is reflected in the Account’s Statements of Net Assets as either a receivable from or payable to Prudential. The receivable or payable does not have an effect on the contract holder’s account or the related unit value.

A27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of The Prudential Discovery Premier Group Variable Contract Account and the Board of Directors of The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of The Prudential Discovery Premier Group Variable Contract Account at December 31, 2005, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2005 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 28, 2006

A28

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2005 and 2004 (in millions)

	2005	2004
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2005—$110,585; 2004—$103,681)	$115,360	$111,039
Trading account assets supporting insurance liabilities, at fair value	12,760	12,079
Other trading account assets, at fair value	1,056	907
Equity securities, available for sale, at fair value (cost: 2005—$2,574; 2004—$2,130)	3,032	2,683
Commercial loans	20,761	20,842
Policy loans	7,227	7,196
Other long-term investments	3,575	3,552
Short-term investments and other	3,320	3,712

Total investments	167,091	162,010

Cash and cash equivalents	5,331	5,049
Accrued investment income	1,657	1,649
Reinsurance recoverables	4,099	33,305
Deferred policy acquisition costs	5,462	5,035
Other assets	7,058	6,670
Due from parent and affiliates	3,024	2,553
Separate account assets	127,707	88,558

TOTAL ASSETS	$321,429	$304,829

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Future policy benefits	$71,731	$70,693
Policyholders’ account balances	61,322	59,436
Policyholders’ dividends	3,906	4,336
Reinsurance payables	3,666	32,564
Securities sold under agreements to repurchase	12,270	8,674
Cash collateral for loaned securities	5,352	6,227
Income taxes payable	1,785	2,664
Short-term debt	6,948	2,275
Long-term debt	2,751	2,646
Other liabilities	5,253	7,850
Due to parent and affiliates	1,039	306
Separate account liabilities	127,707	88,558

Total liabilities	303,730	286,229

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 20)

STOCKHOLDER’S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2005 and 2004)	2	2
Additional paid-in capital	14,607	14,604
Deferred compensation	—	(29)
Accumulated other comprehensive income	605	1,608
Retained earnings	2,485	2,415

Total stockholder’s equity	17,699	18,600

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$321,429	$304,829

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2005, 2004 and 2003 (in millions)

	2005	2004	2003
REVENUES
Premiums	$8,134	$7,364	$7,124
Policy charges and fee income	1,802	1,730	1,520
Net investment income	8,899	8,231	7,521
Realized investment gains, net	797	984	480
Other income	526	641	634

Total revenues	20,158	18,950	17,279

BENEFITS AND EXPENSES
Policyholders’ benefits	9,412	8,688	8,708
Interest credited to policyholders’ account balances	2,275	2,098	1,744
Dividends to policyholders	2,682	2,386	2,474
General and administrative expenses	3,325	3,042	2,757

Total benefits and expenses	17,694	16,214	15,683

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE	2,464	2,736	1,596

Income taxes:
Current	(96)	514	396
Deferred	254	281	31

Total income tax expense	158	795	427

INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	2,306	1,941	1,169

Income from discontinued operations, net of taxes	14	7	7
Cumulative effect of accounting change, net of taxes	—	(52)	—

NET INCOME	$2,320	$1,896	$1,176

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2005, 2004 and 2003 (in millions)

					Accumulated Other Comprehensive Income (Loss)
	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Deferred Compensation	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses) (1)	Pension Liability Adjustment	Total Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, December 31, 2002	$2	$14,583	$(57)	$-	$7	$2,123	$(33)	$2,097	$16,625
Adjustments to policy credits issued and cash payments to eligible policyholders	—	4	—	—	—	—	—	—	4
Capital contribution from parent	—	19	—	—	—	—	—	—	19
Purchase of fixed maturities from an affiliate	—	(29)	—	—	—	29	—	29	—
Long-term stock-based compensation program	—	(1)	—	(16)	—	—	—	—	(17)
Comprehensive income:
Net income	—	—	1,176	—	—	—	—	—	1,176
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	45	—	—	45	45
Change in net unrealized investment gains	—	—	—	—	—	130	—	130	130
Additional pension liability adjustment	—	—	—	—	—	—	(36)	(36)	(36)

Other comprehensive income									139

Total comprehensive income									1,315

Balance, December 31, 2003	2	14,576	1,119	(16)	52	2,282	(69)	2,265	17,946
Dividend to parent	—	—	(600)	—	—	—	—	—	(600)
Sale of fixed maturities to an affiliate	—	4	—	—	—	(4)	—	(4)	—
Long-term stock-based compensation program	—	24	—	(13)	—	—	—	—	11
Comprehensive income:
Net income	—	—	1,896	—	—	—	—	—	1,896
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	2	—	—	2	2
Change in net unrealized investment gains	—	—	—	—	—	(712)	—	(712)	(712)
Additional pension liability adjustment	—	—	—	—	—	—	(12)	(12)	(12)
Cumulative effect of accounting change	—	—	—	—	—	69	—	69	69

Other comprehensive loss									(653)

Total comprehensive income									1,243

Balance, December 31, 2004	2	14,604	2,415	(29)	54	1,635	(81)	1,608	18,600
Dividend to parent	—	—	(2,250)	—	—	—	—	—	(2,250)
Purchase of fixed maturities from an affiliate	—	(1)	—	—	—	1	—	1	—
Long-term stock-based compensation program	—	4	—	29	—	—	—	—	33
Comprehensive income:
Net income	—	—	2,320	—	—	—	—	—	2,320
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	13	—	—	13	13
Change in net unrealized investment gains	—	—	—	—	—	(967)	—	(967)	(967)
Additional pension liability adjustment	—	—	—	—	—	—	(50)	(50)	(50)

Other comprehensive loss									(1,004)

Total comprehensive income									1,316

Balance, December 31, 2005	$2	$14,607	$2,485	$—	$67	$669	$(131)	$605	$17,699

(1)	Includes cash flow hedges. See Note 19 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2005, 2004 and 2003 (in millions)

	2005	2004	2003
		(Restated)	(Restated)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,320	$1,896	$1,176
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment gains, net	(797)	(984)	(480)
Policy charges and fee income	(612)	(580)	(438)
Interest credited to policyholders’ account balances	2,275	2,098	1,744
Depreciation and amortization, including premiums and discounts	166	270	134
Change in:
Deferred policy acquisition costs	(136)	(10)	(86)
Future policy benefits and other insurance liabilities	1,617	617	677
Trading account assets supporting insurance liabilities and other trading account assets	(973)	(2,124)	78
Income taxes payable	(611)	584	423
Due to/from parent and affiliates	(76)	(706)	198
Other, net	(607)	1,419	(255)

Cash flows from operating activities	2,566	2,480	3,171

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	71,824	62,435	40,921
Equity securities, available for sale	2,212	1,859	496
Commercial loans	4,010	3,692	1,785
Policy loans	786	868	1,898
Other long-term investments	668	732	709
Short-term investments	8,065	13,224	15,018
Payments for the purchase of:
Fixed maturities, available for sale	(79,809)	(71,072)	(44,174)
Equity securities, available for sale	(2,381)	(1,783)	(635)
Commercial loans	(3,997)	(3,596)	(1,973)
Policy loans	(530)	(572)	(718)
Other long-term investments	(511)	(616)	(252)
Short-term investments	(8,070)	(9,884)	(16,549)
Acquisition of subsidiaries, net of cash acquired.	—	(2,056)	—
Due to/from parent and affiliates	(256)	1,963	(516)

Cash flows used in investing activities	(7,989)	(4,806)	(3,990)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	18,649	13,741	8,609
Policyholders’ account withdrawals	(18,402)	(12,397)	(7,742)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	2,680	1,469	(1,633)
Net change in financing arrangements (maturities of 90 days or less)	5,046	(955)	1,749
Proceeds from the issuance of debt (maturities longer than 90 days)	1,006	2,507	1,374
Repayments of debt (maturities longer than 90 days)	(999)	(1,789)	(1,902)
Cash payments to or in respect of eligible policyholders	(9)	(1)	(5)
Dividend to parent	(2,250)	(600)	—

Cash flows from financing activities	5,721	1,975	450

Effect of foreign exchange rate changes on cash balances	(16)	(32)	8
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	282	(383)	(361)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	5,049	5,432	5,793

CASH AND CASH EQUIVALENTS, END OF YEAR	$5,331	$5,049	$5,432

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid	$489	$(88)	$3

Interest paid	$422	$213	$186

THE PRUDENTIAL INSURANCE

COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1. BUSINESS

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement services.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Restatement of Consolidated Statements of Cash Flows

The Consolidated Statements of Cash Flows for the years ended December 31, 2004 and 2003 have been restated to reflect the following:

1.	Changes in the net receivable/payable from unsettled investment purchases and sales, previously classified within “adjustments to reconcile net income to cash provided by operating activities,” have been reclassified to cash flows from investing activities, to the extent such balances pertained to investments classified as either available for sale or held to maturity.

2.	The net change in the policy loans receivable, previously reported in cash flows from operating activities, is now reported as a component of cash flows of investing activities.

3.	Changes in the presentation of bank overdrafts, certain variable product investments, and various other items.

As a result of the restatements, previously reported cash flows from operating activities, cash flows used in investing activities and cash flows from financing activities were increased or reduced for the years ended December 31, 2004 and 2003 as follows:

	Year-Ended December 31,
	2004	2003
Cash flows from operating activities:
As originally reported	$3,979	$1,210
Impact of restatements	(1,499)	1,961

Revised for restatements	$2,480	$3,171

Cash flows used in investing activities:
As originally reported	$(6,266)	$(2,081)
Impact of restatements	1,460	(1,909)

Revised for restatements	$(4,806)	$(3,990)

Cash flows from financing activities:
As originally reported	$1,936	$502
Impact of restatements	39	(52)

Revised for restatements	$1,975	$450

The restatements had no impact on the total change in cash and cash equivalents within the Consolidated Statements of Cash Flows or on the Consolidated Statements of Operations or Consolidated Statements of Financial Position.

Basis of Presentation

The consolidated financial statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs, goodwill, valuation of business acquired, investments, future policy benefits, pension and other postretirement benefits, provision for income taxes, reserves for contingent liabilities and reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as amortization and accretion is included in “Net investment income.” The amortized cost of fixed maturities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private fixed maturities, the fair value is determined typically by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other things, the credit quality of the issuer and the reduced liquidity associated with private placements. Historically, changes in estimated future cash flows or the assessment of an issuer’s credit quality have been the more significant factors in determining fair values.

“Trading account assets supporting insurance liabilities, at fair value” include assets that support certain products included in the retirement business the Company acquired from CIGNA, which are experience rated, meaning that the investment results associated with these products will ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Investment income for these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of investments and certain derivatives used by the Company either in its capacity as a broker-dealer or for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets are reported in “Other income.”

“Equity securities, available for sale” are comprised of common and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.

Commercial loans originated and held are carried at unpaid principal balances, net of unamortized premiums or discounts and an allowance for losses. Commercial loans acquired are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, is included in “Net investment income.” The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not

THE	PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, according to management’s judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The changes in the allowance for loan losses are reported in “Realized investment gains (losses), net.”

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance companies and broker-dealer subsidiaries used to earn spread income are reported as “Net investment income;” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative dealer operations are reported in “Other income.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at fair value, investment real estate, and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s net income from investments in joint ventures and partnerships, other than the Company’s investment in operating joint ventures, is included in “Net investment income.”

Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate and impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.”

“Short-term investments” consists of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are carried at amortized cost which, because of their short term, approximates fair value.

Realized investment gains (losses) are computed using the specific identification method. Adjustments to the costs of fixed maturities and equity securities for other than temporary impairments are included in “Realized investment gains (losses), net.” In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months) of the decline; (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company’s ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. Realized investment gains (losses) are generated from numerous sources, including the sale of fixed maturity securities, equity securities, real estate investments, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost of investments for other than temporary impairments. “Realized investment gains (losses), net” also include prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Reinsurance Recoverables and Payables

Reinsurance recoverables and payables primarily include receivables and corresponding payables associated with the modified coinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA Corporation (“CIGNA”). The reinsurance recoverables and the reinsurance payables associated with this acquisition are each $2.9 billion and $32.2 billion at December 31, 2005 and 2004, respectively. See Note 4 for additional information about these arrangements. The remaining amounts relate to other reinsurance arrangements entered into by the Company.

Deferred Policy Acquisition Costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs (“DAC”) are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

For participating life insurance included in the Closed Block (see Note 10 for a description of the Closed Block), DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The average rate per annum of assumed future investment yield used in estimating expected gross margins was 7.37% at December 31, 2005 and gradually increases to 8.06% for periods after December 31, 2031. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to gross profits arising principally from

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized over the expected life of the contracts in proportion to gross premiums.

The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

For group annuity defined contribution contracts and group corporate- and trust-owned life insurance contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group and individual long-term care contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross premiums. For funding agreement notes contracts, acquisition expenses are deferred and amortized over the expected life of the contracts using a method that approximates the interest method. For other group life and disability insurance, group and certain individual annuities, and guaranteed investment contracts, acquisition costs are expensed as incurred.

Separate Account Assets and Liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 9 for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.”

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, trade receivables, goodwill, valuation of business acquired (described below), receivables resulting from sales of securities that had not yet settled at the balance sheet date, and the Company’s investment in operating joint ventures. Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of employee benefit liabilities, payables resulting from purchases of securities that had not yet settled at the balance sheet date, securities sold but not yet purchased and trade payables.

As a result of the acquisition of the retirement business of CIGNA and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA represents the present value of future profits embedded in acquired contracts. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. Future positive cash flows include investment spreads, and fees and other charges assessed to the contracts for as long as they remain in force, while future negative cash flows include costs to administer the contracts and taxes. Contract balances, from which the cash flows arise, are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the effective life of the acquired contracts. VOBA is amortized in proportion to gross profits arising principally from fees in excess of actual expenses based

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

upon historical and estimated future experience, which is updated periodically. The effect of changes in gross profits on unamortized VOBA is reflected in “General and administrative expenses” in the period such estimates of expected future profits are revised.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity products, expected mortality is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish loss reserves until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9, and unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block that was established in connection with the Company’s demutualization. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block and the excess of actual cumulative earnings over the expected cumulative earnings, to be paid to Closed Block policyholders unless otherwise offset by future experience.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from life and health insurance policies, excluding interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess premium is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Premiums from non-participating group annuities with life contingencies, structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when received. Benefits are recorded as an expense when they are incurred. When premiums are due over a significantly shorter period than the period over which benefits are provided, a liability for future policy benefits is recorded when premiums are recognized using the net level premium method and any gross premium in excess of the net premium is deferred and recognized into income in a constant relationship to the amount of expected future benefit payments.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. These contracts are discussed in further detail in Note 9. Also, as more fully discussed in Note 9, the liability for the guaranteed minimum death benefit under these contracts is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of death benefits in excess of the account balance.

Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income,” or as a reduction of “Interest credited to policyholders’ account balances,” and consist primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).”

Other Income

Other income principally includes asset management fees which are recognized in the period in which the services are performed, as well as earnings from our investment in operating joint ventures. Realized and unrealized gains from investments classified as “Trading account assets supporting insurance liabilities” and “Other trading account assets” are also included in “Other income.”

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities or commodities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior, used in pricing models.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Derivatives are used in a non-dealer capacity in our insurance and treasury operations to manage the characteristics of the Company’s asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities and to mitigate the risk of diminution, upon translation to U.S. dollars, of net investments in foreign operations resulting from unfavorable changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are also used in a derivative dealer capacity to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in “Other income” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities” in the Consolidated Balance Sheets, except for embedded derivatives which are recorded in the consolidated balance sheet with the associated host contract. As discussed in detail below and in Note 19, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Consolidated Statements of Cash Flows.

For non-dealer related derivatives the Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion of adjusting the derivative to fair value is recorded in “Realized investment gains (losses), net.”

When consummated, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, effective changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or “Accumulated other comprehensive income (loss),” depending on whether the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

hedge transaction is a fair value hedge (e.g., a hedge of a firm commitment that is to be settled in a foreign currency) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

Income Taxes

The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

On February 16, 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 155, “Accounting for Certain Hybrid Instruments.” This statement removes an exception from the requirement to bifurcate an embedded derivative feature from a beneficial interest in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative that may now require bifurcation. This statement also provides an election, on an instrument by instrument basis, to measure at fair value the entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on fair value basis. The Company plans to adopt this guidance effective January 1, 2007. The Company is in the process of determining whether any of its investments in hybrid instruments contain an embedded derivative feature that will require bifurcation, and also whether there are any hybrid instruments for which the Company will elect the fair value option.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In November 2005, the FASB issued FASB Staff Position (“FSP”) FAS 115-1 and FAS 124-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company’s current policy is generally to record income only as cash is received following an impairment of a debt security. The Company adopted this guidance effective January 1, 2006, for other than temporary impairments recorded subsequent to December 31, 2005.

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-1 on January 1, 2007. The Company is currently assessing the impact of SOP 05-1 on the Company’s consolidated financial position and results of operations.

In June 2005, the Emerging Issues Task Force (“EITF”) of the FASB reached a consensus on Issue No. 04-5, “Investor’s Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights.” This Issue first presumes that general partners in a limited partnership control that partnership and should therefore consolidate that partnership, and then provides that the general partners may overcome the presumption of control if the limited partners have: (1) the substantive ability to dissolve or liquidate the limited partnership, or otherwise to remove the general partners without cause or (2) the ability to participate effectively in significant decisions that would be expected to be made in the ordinary course of the limited partnership’s business. This guidance became effective for new or amended arrangements after June 29, 2005, and became effective January 1, 2006 for all arrangements existing as of June 29, 2005 that remain unmodified. While the Company serves as the general partner of limited partnerships in the ordinary course of conducting certain of its business operations, adoption of this guidance to arrangements existing as of June 29, 2005 will not have a material effect on the Company’s consolidated financial position or results of operations.

In June 2005, the FASB issued Statement No. 133 Implementation Issue No. B39, “Embedded Derivatives: Application of Paragraph 13(b) to Call Options That are Exercisable Only by the Debtor.” Implementation Issue No. B39 indicates that debt instruments where the right to accelerate the settlement of debt can be exercised only by the debtor do not meet the criteria of Paragraph 13(b) of Statement No. 133, and therefore should not individually lead to such options being considered embedded derivatives. Such options must still be evaluated under paragraph 13(a) of Statement No. 133. This implementation guidance is effective for the first fiscal quarter beginning after December 15, 2005. The Company’s adoption of this guidance effective January 1, 2006 will not have a material effect on the Company’s consolidated financial position or results of operations as the guidance is consistent with the Company’s existing accounting policy.

In December 2004, the FASB issued SFAS No. 123(R), “Share-Based Payment,” which replaces SFAS No. 123. SFAS No. 123(R) requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans. Under this method, compensation costs of awards to employees, such as stock options, are measured at fair value and expensed over the period during which an employee is required to provide service in exchange for the award (the vesting period). Prudential Financial had previously adopted the fair value recognition provisions of the original SFAS No. 123, prospectively for all new stock options issued to employees on or after January 1, 2003. Prudential Financial adopted SFAS No. 123(R) on January 1, 2006. On that date, there were no unvested stock options issued prior to January 1, 2003, and therefore the adoption will have no effect to the Company’s consolidated financial position and results of operations.

Prudential Financial issues employee share-based compensation awards to employees of the Company, under a plan authorized by Prudential Financial’s Board of Directors, that are subject to specific vesting conditions; generally the awards vest ratably

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

over a three-year period, “the nominal vesting period,” or at the date the employee retires (as defined by the plan), if earlier. For awards that specify an employee vests in the award upon retirement, the Company accounts for the awards using the nominal vesting period approach. Under this approach, the Company records compensation expense over the nominal vesting period. If the employee retires before the end of the nominal vesting period, any remaining unrecognized compensation expense is recorded at the date of retirement.

With Prudential Financial’s adoption of SFAS No. 123(R), the Company will revise its approach to apply the non-substantive vesting period approach to all new share-based compensation awards. Under this approach, compensation cost will be recognized immediately for awards granted to retirement-eligible employees, or over the period from the grant date to the date retirement eligibility is achieved, if that is expected to occur during the nominal vesting period. Prudential Financial will continue to apply the nominal vesting period approach for any new awards granted prior to its adoption of SFAS No. 123(R), and for the remaining portion of then unvested outstanding awards.

In May 2004, the FASB issued FSP 106-2, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003.” See Note 14 for details regarding the adoption of this pronouncement.

In December 2003, the FASB issued FIN No. 46(R), “Consolidation of Variable Interest Entities,” which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities (“VIEs”), should be consolidated in a company’s financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. On December 31, 2003, the Company adopted FIN No. 46(R) for all special purpose entities (“SPEs”) and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company’s consolidated financial position or results of operations.

In December 2003, the AcSEC of the AICPA issued SOP 03-3, “Accounting for Certain Loans or Debt Securities Acquired in a Transfer.” The AcSEC issued this SOP to address the need for interpretive guidance regarding accounting for newly acquired loans or debt securities with evidence of deterioration of credit quality since origination. The Company’s adoption of SOP 03-3 on January 1, 2005 did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2003, the AcSEC of the AICPA issued SOP 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.” The AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

The Company adopted SOP 03-1 effective January 1, 2004. One element of this guidance addressed the accounting for liabilities related to insurance products that provide contractholders with a return based on a contractually referenced pool of investments. These products pass the economics related to the referenced pool of investments to the contractholder. Effective with the adoption of SOP 03-1, the contractholder liabilities associated with these products are required to be adjusted for changes in the fair value of the related pool of investments.

The effect of adopting SOP 03-1 was a charge of $52 million, net of $29 million of taxes, which was reported as a “Cumulative effect of accounting change, net of taxes” in the results of operations for the year ended December 31, 2004. This charge reflects the net impact of converting a large group annuity contract from separate account accounting treatment to general account accounting treatment and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company’s variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within “Other comprehensive income, net of taxes” of $69 million, net of $40 million of taxes, for the year ended December 31, 2004. Upon adoption of SOP 03-1, $868 million in “Separate account assets” were reclassified resulting in an increase in “Fixed maturities, available for sale” as well as changes in other non-separate account assets.

Similarly, upon adoption $868 million in “Separate account liabilities” were reclassified resulting in increases in “Policyholders’ account balances” and “Future policy benefits,” as well as changes in other non-separate account liabilities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In June 2004, the FASB issued FSP No. 97-1, “Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability.” FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company’s adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company’s consolidated financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid (“TPA”) to clarify certain aspects of SOP 03-1. The TPA did not have a material impact on the Company’s consolidated financial position or results of operations.

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, “Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments.” Implementation Issue No. B36 indicates that a modified coinsurance arrangement (“modco”), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company’s return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 in 2003 had no impact on the consolidated financial position or results of operations of the Company.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

3. DISCONTINUED OPERATIONS

Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2005	2004	2003
	(in millions)
Healthcare operations (1)	$22	$6	$11

Income from discontinued operations before income taxes	22	6	11
Income tax expense (benefit)	8	(1)	4

Income from discontinued operations, net of taxes	$14	$7	$7

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $12 million and $48 million, respectively, at December 31, 2005, and $7 million and $48 million, respectively, at December 31, 2004.

(1)	The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2005, 2004 and 2003. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular quarterly or annual period.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

4. ACQUISITION

Acquisition of CIGNA Corporation’s Retirement Business

On April 1, 2004, the Company purchased the retirement business of CIGNA for $2.103 billion, including $2.083 billion of cash consideration and $20 million of transaction costs. The assets acquired and liabilities assumed and the results of operations have been included in the Company’s consolidated financial statements as of that date. The acquisition of this business included the purchase by the Company of all the shares of CIGNA Life Insurance Company (“CIGNA Life”), which became an indirect wholly owned subsidiary of the Company. Prior to the acquisition, CIGNA Life entered into reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction to CIGNA Life. Subsequent to its acquisition, the Company changed the name of CIGNA Life to Prudential Retirement Insurance and Annuity Company (“PRIAC”).

The reinsurance arrangements between PRIAC and CIGNA include coinsurance-with-assumption, modified-coinsurance-with-assumption, and modified-coinsurance-without-assumption.

The coinsurance-with-assumption arrangement applies to the acquired general account defined contribution and defined benefit plan contracts. Prior to the acquisition, CIGNA Life assumed from CIGNA all of the insurance liabilities associated with these contracts, totaling $15.9 billion, and received from CIGNA the related investments. PRIAC has established a trust account for the benefit of CIGNA to secure its obligations to CIGNA under the coinsurance agreement. The Company has substantially completed the process of requesting customers to agree to substitute PRIAC for CIGNA in their respective contracts.

The modified-coinsurance-with-assumption arrangements apply to the majority of separate account contracts, and the general account defined benefit guaranteed-cost contracts acquired. Under the modified coinsurance arrangement associated with the separate account contracts, CIGNA retained the separate account and other assets as well as the related separate account and other liabilities until the agreed upon dates of asset transfer but, beginning on the date of acquisition, cedes all of the net profits or losses and related net cash flows associated with the contracts to PRIAC. At the date of acquisition, the statement of financial position for PRIAC included a reinsurance receivable of $32.4 billion and reinsurance payable of $32.4 billion established under these modified coinsurance arrangements and reflected in “Reinsurance recoverables” and “Reinsurance payables,” respectively. As of December 31, 2005, PRIAC has received from CIGNA the separate account assets and concurrently assumed the associated separate account liabilities, which are primarily included in “Separate account assets” and “Separate account liabilities,” respectively, in the Company’s Consolidated Statement of Financial Position. The Company has substantially completed the process of requesting customers to agree to substitute PRIAC for CIGNA in their respective contracts.

The modified-coinsurance-with-assumption arrangement associated with the general account defined benefit guaranteed-cost contracts is similar to the arrangement associated with the separate account contracts; however, beginning two years after the acquisition, the Company may commute this modified coinsurance arrangement in exchange for cash consideration from CIGNA, at which time PRIAC would no longer have a related liability and the defined benefit guaranteed cost contracts would remain with CIGNA. At the date of acquisition, PRIAC established a reinsurance receivable of $1.8 billion and a reinsurance payable of $1.8 billion under the modified coinsurance arrangement, which are reflected in “Reinsurance recoverables” and “Reinsurance payables,” respectively. The net profits earned by PRIAC during the two-year period that the modified coinsurance arrangement is in effect are included in “Other income.” In January 2006, the Company notified CIGNA pursuant to the agreement of its intention to commute this modified coinsurance arrangement but continues to discuss alternatives related to the general account defined benefit guaranteed-cost contracts with CIGNA.

The modified-coinsurance-without-assumption arrangement applies to the remaining separate account contracts acquired and is similar to the modified coinsurance arrangement associated with the separate account contracts described above; however, CIGNA will retain the separate account and other assets and the related liabilities while ceding the net profits or losses and the associated net cash flows to PRIAC for the remaining lives of the contracts. At the date of acquisition, PRIAC established a reinsurance receivable of $1.0 billion and a reinsurance payable of $1.0 billion for this modified coinsurance arrangement, which are reflected in “Reinsurance recoverables” and “Reinsurance payables,” respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following table presents an allocation of the purchase price to assets acquired and liabilities assumed:

(in millions)
Total invested assets at fair value (1)	$16,927
Cash and cash equivalents	44
Accrued investment income	180
Valuation of business acquired (“VOBA”)	343
Goodwill	428
Deferred tax asset	230
Reinsurance recoverable(2)	35,184
Other assets	172
Separate account assets	25

Total assets acquired	53,533
Future policy benefits – assumed	(9)
Policyholders’ account balances – assumed	(15,865)
Reinsurance payable (2)	(35,184)
Other liabilities	(347)
Separate account liabilities	(25)

Total liabilities assumed	(51,430)

Net assets acquired	$2,103

(1)	Total invested assets include $11.1 billion of “Trading account assets supporting insurance liabilities,” which is primarily comprised of fixed maturities.
(2)	The reinsurance recoverable and reinsurance payable amounts represent amounts receivable and payable under the modified coinsurance arrangements described above.

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed. Goodwill resulting from the acquisition of CIGNA’s retirement business amounted to $428 million. None of this goodwill is deductible for tax purposes. In accordance with GAAP, goodwill will not be amortized but rather will be tested at least annually for impairment.

The following supplemental information presents selected unaudited pro forma information for the Company assuming the acquisition had occurred as of January 1, 2003. This pro forma information does not purport to represent what the Company’s actual results of operations would have been if the acquisition had occurred as of the dates indicated or what such results would be for any future periods.

	Years ended December 31,
	2004	2003
	(in millions, unaudited)
Total revenues	$19,486	$18,909
Income from continuing operations before cumulative effect of accounting change	$1,964	$1,390
Net income	$1,784	$1,397

5. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2005
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$6,125	$721	$4	$6,842
Obligations of U.S. states and their political subdivisions	1,802	266	4	2,064
Foreign government bonds	2,809	466	5	3,270
Corporate securities	90,478	4,010	657	93,831
Mortgage-backed securities	9,371	61	79	9,353

Total fixed maturities, available for sale	$110,585	$5,524	$749	$115,360

Equity securities, available for sale	$2,574	$585	$127	$3,032

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2004
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$5,775	$618	$2	$6,391
Obligations of U.S. states and their political subdivisions	2,133	245	4	2,374
Foreign government bonds	2,930	494	2	3,422
Corporate securities	83,475	5,962	130	89,307
Mortgage-backed securities	9,368	186	9	9,545

Total fixed maturities, available for sale	$103,681	$7,505	$147	$111,039

Equity securities, available for sale	$2,130	$608	$55	$2,683

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2005, is as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$6,362	$6,391
Due after one year through five years	23,089	23,573
Due after five years through ten years	30,345	31,454
Due after ten years	41,418	44,589
Mortgage-backed securities	9,371	9,353

Total	$110,585	$115,360

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2005	2004	2003
	(in millions)
Fixed maturities, available for sale:
Proceeds from sales	$66,395	$50,591	$29,701
Proceeds from maturities/repayments	5,429	11,814	10,911
Gross investment gains from sales, prepayments and maturities	824	873	881
Gross investment losses from sales and maturities	(310)	(268)	(286)

Fixed maturity and equity security impairments:
Writedowns for impairments of fixed maturities	$(44)	$(105)	$(327)
Writedowns for impairments of equity securities	(11)	(11)	(68)

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2005		2004
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)		(in millions)
Short-term investments and cash equivalents	$317	$317	$949	$949

Fixed maturities:
U.S. government corporations and agencies and obligations of U.S. states	163	163	265	263
Foreign government bonds	75	73	122	120
Corporate securities	10,221	9,952	9,361	9,256
Mortgage-backed securities	2,300	2,255	1,494	1,491

Total fixed maturities	12,759	12,443	11,242	11,130

Total trading account assets supporting insurance liabilities	$13,076	$12,760	$12,191	$12,079

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income” were $(204) million, $(112) million and zero million during the years ended December 31, 2005, 2004 and 2003 respectively.

Commercial Loans

The Company’s commercial loans are comprised as follows at December 31:

	2005		2004
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Collateralized loans by property type
Office buildings	$4,363	20.9%	$4,713	22.5%
Retail stores	2,892	13.9%	2,904	13.9%
Residential properties	23	0.1%	33	0.2%
Apartment complexes	4,673	22.4%	5,165	24.6%
Industrial buildings	5,157	24.7%	4,790	22.8%
Agricultural properties	1,727	8.3%	1,786	8.5%
Other	2,020	9.7%	1,581	7.5%

Total collateralized loans	20,855	100.0%	20,972	100.0%

Valuation allowance	(94)		(130)

Total net collateralized loans	$20,761		$20,842

The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (28%) and New York (9%) at December 31, 2005.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2005	2004	2003
	(in millions)
Allowance for losses, beginning of year	$130	$132	$172
Release of allowance for losses	(7)	—	(35)
Charge-offs, net of recoveries	(29)	(2)	(5)

Allowance for losses, end of year	$94	$130	$132

Non-performing commercial loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2005	2004
	(in millions)
Non-performing commercial loans with allowance for losses	$25	$106
Non-performing commercial loans with no allowance for losses	13	118
Allowance for losses, end of year	(2)	(35)

Net carrying value of non-performing commercial loans	$36	$189

Non-performing commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $131 million, $197 million and $202 million for 2005, 2004 and 2003, respectively. Net investment income recognized on these loans totaled $4 million, $17 million and $12 million for the years ended December 31, 2005, 2004 and 2003, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2005	2004
	(in millions)
Joint ventures and limited partnerships:
Real estate related	$472	$506
Non real estate related	867	940

Total joint ventures and limited partnerships	1,339	1,446

Real estate held through direct ownership	194	230
Separate accounts	1,426	1,361
Other	616	515

Total other long-term investments	$3,575	$3,552

Equity Method Investments

Summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investments in operating joint ventures, is as follows:

	At December 31,
	2005	2004
	(in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate	$983	$1,061
Investments in securities	5,489	7,331
Cash and cash equivalents	178	152
Other assets(1)	6,897	7,272

Total assets	$13,547	$15,816

Borrowed funds-third party	$64	$216
Borrowed funds-Prudential Insurance	—	12
Other liabilities(2)	10,185	10,747

Total liabilities	10,249	10,975
Partners’ capital	3,298	4,841

Total liabilities and partners’ capital	$13,547	$15,816

Equity in partners’ capital included above	$849	$1,035
Equity in limited partnership interests not included above	535	411

Carrying value	$1,384	$1,446

(1)	Other assets consist of receivables, goodwill, intangible assets and other miscellaneous assets.
(2)	Other liabilities consist of payables, securities repurchase agreements and other miscellaneous liabilities.

	2005	2004	2003
	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$192	$142	$233
Income from securities investments	452	456	337
Interest expense-third party	(8)	(14)	(63)
Other expenses	(272)	(292)	(215)

Net earnings	$364	$292	$292

Equity in net earnings included above	121	98	65
Equity in net earnings of limited partnership interests not included above	123	142	41

Total equity in net earnings	$244	$240	$106

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2005	2004	2003
	(in millions)
Fixed maturities, available for sale	$6,476	$5,900	$5,736
Equity securities, available for sale	57	61	42
Trading account assets	563	352	—
Commercial loans	1,449	1,377	1,215
Policy loans	423	426	470
Short-term investments and cash equivalents	267	142	145
Other investment income	427	454	330

Gross investment income	9,662	8,712	7,938
Less investment expenses	(763)	(481)	(417)

Net investment income	$8,899	$8,231	$7,521

Carrying value for non-income producing assets included in fixed maturities and commercial loans totaled $83 million and $1 million, respectively. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2005.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2005	2004	2003
	(in millions)
Fixed maturities	$470	$500	$268
Equity securities	271	391	(2)
Commercial loans	(13)	(11)	58
Investment real estate	—	51	(3)
Joint ventures and limited partnerships	(5)	64	88
Derivatives	69	(9)	7
Other	5	(2)	64

Realized investment gains (losses), net	$797	$984	$480

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss).” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, are as follows:

	Net Unrealized Gains (Losses) On Investments(1)	Deferred Policy Acquisition Costs	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2002	$6,330	$(512)	$(849)	$(1,606)	$(1,240)	$2,123
Net investment gains (losses) on investments arising during the period	1,625	—	—	—	(542)	1,083
Reclassification adjustment for (gains) losses included in net income	(289)	—	—	—	96	(193)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	106	—	—	(38)	68
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	(456)	—	164	(292)
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	(837)	301	(536)
Purchase of fixed maturities from an affiliate	45	—	—	—	(16)	29

Balance, December 31, 2003	7,711	(406)	(1,305)	(2,443)	(1,275)	2,282
Net investment gains (losses) on investments arising during the period	805	—	—	—	(198)	607
Reclassification adjustment for (gains) losses included in net income	(851)	—	—	—	298	(553)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	88	—	—	(34)	54
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	(506)	—	164	(342)
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	(698)	220	(478)
Sale of fixed maturities to an affiliate	(7)	—	—	—	3	(4)
Cumulative effect of accounting change	130	(21)	—	—	(40)	69

Balance, December 31, 2004	7,788	(339)	(1,811)	(3,141)	(862)	1,635
Net investment gains (losses) on investments arising during the period	(1,863)	—	—	—	642	(1,221)
Reclassification adjustment for (gains) losses included in net income	(774)	—	—	—	267	(507)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	176	—	—	(62)	114
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	157	—	(55)	102
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	839	(294)	545
Purchase of fixed maturities from an affiliate	1	—	—	—	—	1

Balance, December 31, 2005	$5,152	$(163)	$(1,654)	$(2,302)	$(364)	$669

(1)	Includes cash flow hedges. See Note 19 for information on cash flow hedges.

The table below presents unrealized gains (losses) on investments by asset class at December 31:

	2005	2004	2003
	(in millions)
Fixed maturities	$4,775	$7,358	$7,210
Equity securities	458	553	562
Derivatives designated as cash flow hedges(1)	(77)	(165)	(67)
Other investments	(4)	42	6

Net unrealized gains on investments	$5,152	$7,788	$7,711

(1)	See Note 19 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

	2005
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$675	$4	$21	$—	$696	$4
Obligations of U.S. states and their political subdivisions	153	2	313	2	466	4
Foreign government bonds	836	4	39	1	875	5
Corporate securities	27,620	518	4,308	139	31,928	657
Mortgage-backed securities	4,088	59	641	20	4,729	79

Total	$33,372	$587	$5,322	$162	$38,694	$749

	2004
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$428	$2	$4	$—	$432	$2
Obligations of U.S. states and their political subdivisions	371	2	86	2	457	4
Foreign government bonds	131	1	21	1	152	2
Corporate securities	12,135	111	572	19	12,707	130
Mortgage-backed securities	1,564	8	86	1	1,650	9

Total	$14,629	$124	$769	$23	$15,398	$147

The gross unrealized losses at December 31, 2005 and 2004 are comprised of $599 million and $119 million related to investment grade securities and $150 million and $28 million related to below investment grade securities, respectively. At December 31, 2005, $13 million of the gross unrealized losses represented declines in value of greater than 20%, none of which had been in that position for twelve months or more, as compared to $3 million at December 31, 2004 that represented declines in value of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2005, the $162 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing, finance, and mortgage-backed securities sectors. At December 31, 2004, the $23 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing, utilities and asset backed securities sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2005 or 2004.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

	2005
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$993	$107	$106	$20	$1,099	$127

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2004
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$503	$49	$19	$6	$522	$55

At December 31, 2005, $17 million of the gross unrealized losses represented declines of greater than 20%, all of which had been in that position for less than six months. At December 31, 2004, $7 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2005 or 2004.

Duration of Gross Unrealized Loss Positions for Cost Method Investments

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual cost method investments have been in a continuous unrealized loss position, at December 31:

	2005
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost method investments	$40	$4	$13	$2	$53	$6

	2004
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost method investments	$2	$—	$10	$2	$12	$2

The aggregate cost of the Company’s cost method investments included in “Other long-term investments” totaled $140 million and $80 million at December 31, 2005 and 2004, respectively. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2005 or 2004.

Consolidated Variable Interest Entities

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”), in accordance with FIN No. 46(R), “Consolidation of Variable Interest Entities.” A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, the Company would be deemed to be the VIE’s “primary beneficiary” and would be required to consolidate the VIE.

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. The table below reflects the carrying amount and balance sheet caption in which the assets of these consolidated VIEs are reported. The liabilities of consolidated VIEs are included in “Other liabilities” and are also reflected in the table below. These liabilities primarily comprise obligations under debt instruments issued by the VIEs, which are non-recourse to the Company. The creditors of each consolidated VIE have recourse only to the assets of that VIE.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	At December 31,
	2005	2004
	(in millions)
Other long-term investments	$62	$74
Cash and cash equivalents	3	4
Other assets	33	33

Total assets of consolidated VIEs	$98	$111

Total liabilities of consolidated VIEs	$75	$72

In addition, the Company created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The Company is the primary beneficiary of the trust, which is therefore consolidated. The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $4,172 million and $2,756 million at December 31, 2005 and 2004, respectively, is classified on the balance sheet within “Policyholders’ account balances.” See Note 8 for more information on FANIP.

Significant Variable Interests in Unconsolidated Variable Interest Entities

In the normal course of its activities, the Company will invest in structured investments, some of which are VIEs. These structured investments typically invest in fixed income investments and are managed by a third party. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. Included among these investments, as of December 31, 2005, are $996 million of fixed maturity securities issued by certain VIEs that manage portfolios of fixed maturity investments. In addition to a stated coupon, these investments provide a return based on an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives that are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2005	2004
	(in millions)
Fixed maturities available for sale	$17,376	$14,801
Trading account assets supporting insurance liabilities	130	2
Other trading account assets	853	54
Separate account assets	3,551	3,467

Total securities pledged	$21,910	$18,324

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $505 million and $369 million at December 31, 2005 and 2004, respectively, of which $177 million in 2005 and $369 million in 2004 had either been sold or repledged.

Assets of $238 million and $280 million at December 31, 2005 and 2004, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $706 million at both December 31, 2005 and 2004 were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

6. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2005	2004	2003
	(in millions)
Balance, beginning of year	$5,035	$4,933	$4,741
Capitalization of commissions, sales and issue expenses	733	489	461
Amortization	(597)	(479)	(375)
Change in unrealized investment gains and losses	176	88	106
Other (1)	115	4	—

Balance, end of year	$5,462	$5,035	$4,933

(1)	2005 amount reflects reclassification of DAC balance previously netted against reinsurance payables.

7. VALUATION OF BUSINESS ACQUIRED, GOODWILL AND OTHER INTANGIBLES

Valuation of Business Acquired

The balance of and changes in VOBA as of and for the year ended December 31, are as follows:

	2005	2004
	(in millions)
Balance, beginning of year	$327	$—
Acquisitions	—	343
Amortization (1)	(70)	(41)
Interest (2)	45	25

Balance, end of year	$302	$327

(1)	The weighted average remaining expected life for VOBA amortization is approximately 17 years for the business acquired from CIGNA.
(2)	The interest accrual rate was 7.8%.

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in millions)
2006	$7
2007	4
2008	5
2009	5
2010	5
2011 and thereafter	276

Total	$302

Goodwill

The changes in the book value of goodwill are as follows:

	2005	2004	2003
	(in millions)
Balance, beginning of year	$529	$99	$105
Acquisitions	—	428	—
Disposal of reporting unit	—	(5)	—
Foreign currency translation	(4)	7	(6)

Balance, end of year	$525	$529	$99

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. As a result of the December 31, 2005, 2004 and 2003 annual impairment tests, the Company determined that no impairments were needed.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other Intangibles

At December 31, 2005, the gross carrying amount and accumulated amortization for the Company’s other intangibles amounted to $15 million and $9 million, respectively, and at December 31, 2004, $15 million and $5 million, respectively. Other intangibles consist primarily of intangibles related to technology and leasehold improvements associated with the acquisition of the CIGNA businesses. Amortization expense for other intangibles was $4 million, $5 million and $0 million for the years ended December 31, 2005, 2004 and 2003, respectively. Amortization expense for the other intangibles currently owned by the Company is expected to be approximately $3 million in 2006, $2 million in 2007, $1 million in 2008 and $0 million in 2009 and 2010.

8. POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2005	2004
	(in millions)
Life insurance	$53,218	$52,419
Individual and group annuities and supplementary contracts	14,183	14,533
Other contract liabilities	2,428	2,014

Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	69,829	68,966

Unpaid claims and claim adjustment expenses	1,902	1,727

Total future policy benefits	$71,731	$70,693

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 8.5%; less than 1% of the reserves are based on an interest rate in excess of 8%. Participating insurance represented 23% and 26% of domestic individual life insurance in force at December 31, 2005 and 2004, respectively, and 90%, 91% and 92% of domestic individual life insurance premiums for 2005, 2004 and 2003, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used for the aggregate reserves range from 2.5% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are equal to the aggregate of (1) the present value of expected future payments, and (2) premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the aggregate reserves range from 2.3% to 14.8%; less than 2% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience (except for certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves). The interest rates used in the determination of the present values range from 0% to 6.4%; there are no reserves with an interest rate in excess of 8%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

premium annuity business, which consists of limited-payment, long-duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $3,034 million and $3,300 million are included in “Future policy benefits” with respect to these deficiencies at December 31, 2005 and 2004, respectively.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9.

The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for accident and health insurance at December 31:

	2005	2004	2003
	(in millions)
Balance at January 1	$1,727	$1,620	$1,560
Less reinsurance recoverables, net	18	17	24

Net balance at January 1	1,709	1,603	1,536

Incurred related to:
Current year	574	573	542
Prior years	71	48	33

Total incurred	645	621	575

Paid related to:
Current year	164	159	153
Prior years	381	356	355

Total paid	545	515	508

Net balance at December 31	1,809	1,709	1,603
Plus reinsurance recoverables, net	93	18	17

Balance at December 31	$1,902	$1,727	$1,620

The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company’s experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statements of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities are discounted using interest rates ranging 0% to 6.0%.

The amounts incurred for claims and claim adjustment expenses for accident and health in 2005, 2004 and 2003 that related to prior years were primarily due to required interest somewhat offset by long-term disability claim termination experience.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2005	2004
	(in millions)
Individual annuities	$7,346	$7,643
Group annuities	17,935	18,072
Guaranteed investment contracts and guaranteed interest accounts	13,802	14,223
Funding agreements	5,610	3,629
Interest-sensitive life contracts	4,964	4,473
Dividend accumulations and other	11,665	11,396

Policyholders’ account balances	$61,322	$59,436

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2005 and 2004, are $4,172 million and $2,756 million, respectively, of medium-term notes of consolidated variable interest entities secured by funding agreements purchased from the Company with the proceeds of such notes. The interest rates associated with such notes range from 3.6% to 4.7%. Also included in funding agreements at December 31, 2005, are $1,075 million of affiliated funding agreements with Prudential

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Financial in support of a retail note issuance program to financial wholesalers. Interest crediting rates range from 0% to 7.2% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 2% of policyholders’ account balances have interest crediting rates in excess of 8%.

9. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (a) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (b) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary (“anniversary contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period.

The Company also issues annuity contracts with contractually guaranteed death benefits and market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options, similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2005 and 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2005 and 2004, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2005		December 31, 2004
	In the Event of Death	At Annuitization/ Accumulation	In the Event of Death	At Annuitization/ Accumulation
	(dollars in millions)
Variable Annuity Contracts
Return of net deposits
Account value	$2,708	N/A	$2,186	N/A
Net amount at risk	$4	N/A	$7	N/A
Average attained age of contractholders	62 years	N/A	62 years	N/A

Minimum return or anniversary contract value
Account value	$12,140	$3,248	$11,755	$2,035
Net amount at risk	$1,207	$1	$1,491	$1
Average attained age of contractholders	64 years	59 years	65 years	59 years
Average period remaining until earliest expected annuitization	N/A	6 years	N/A	6 years

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Market value adjusted annuities
Account value	$295	$299	$329	$345

	December 31, 2005	December 31, 2004
	In the Event of Death
	(dollars in millions)
Variable Life, Variable Universal Life and Universal Life Contracts
No lapse guarantees
Separate account value	$1,869	$1,626
General account value	$594	$394
Net amount at risk	$39,173	$32,295
Average attained age of contractholders	45 years	45 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2005	December 31, 2004
	(in millions)
Equity funds	$10,278	$8,996
Bond funds	809	922
Balanced funds	699	719
Money market funds	272	321
Other	140	80

Total	$12,198	$11,038

In addition to the amounts invested in separate account investment options above, $2,650 million at December 31, 2005 and $2,902 million at December 31, 2004 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be derivatives under SFAS No. 133, and changes in the fair value of the derivative are recognized through “Realized investment gains (losses), net.” The GMWB feature is not offered directly by the Company. The risk arising from this feature has been assumed by the Company, retroactive to October 2003, via an automatic coinsurance agreement executed in 2004 with the American Skandia Life Assurance Corporation (“ASLAC”), an affiliated company. In 2005, the Company began offering the GMIWB feature with certain variable annuity products. The majority of the risk related to this feature offered by the Company has been ceded, via automatic coinsurance agreements with Pruco Re Ltd. of Bermuda, an affiliated company. In addition, the Company also assumes the risk for the GMIWB feature via an automatic coinsurance agreement with ASLAC, for certain contracts written by that company.

	GMDB	GMIB	GMWB/ GMIWB
	(in millions)
Balance at January 1, 2004	$47	$2	$—
Incurred guarantee benefits	22	5	—
Paid guarantee benefits and other	(23)	—	—

Balance at December 31, 2004	46	7	—

Incurred guarantee benefits	25	5	—
Paid guarantee benefits and other	(17)	—	—

Balance at December 31, 2005	$54	$12	$—

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue, the present value of expected death benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

the estimates used and adjusts the GMDB liability balance, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised. The GMIB liability was determined at December 31, 2005 and 2004 by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB’s were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 10,000 scenarios were stochastically generated and, from these, 100 were selected.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative premiums when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater.

The GMIWB feature provides a contractholder two optional methods to receive guaranteed minimum payments over time- a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: a) the account value on the date of first withdrawal; b) cumulative premiums when withdrawals commence, less cumulative withdrawals plus a minimum return; or c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary to the date of such first withdrawal. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount based on the total guaranteed balance each year for the annuitant’s life. The withdrawal or income benefit can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (ii) additional interest credits after a certain number of years a contract is held and (iii) enhanced interest crediting rates that are higher than the normal general account interest rate credited on certain product lines. Changes in deferred sales inducements are as follows:

Sales Inducements
(in millions)
Balance at January 1, 2004	$86
Capitalization	48
Amortization	(14)

Balance at December 31, 2004	120

Capitalization	52
Amortization	(18)

Balance at December 31, 2005	$154

10. CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Company established a separate closed block for participating individual life insurance policies issued by the Canadian branch of Prudential Insurance. Due to the substantially smaller number of outstanding Canadian policies, this separate closed block is insignificant in size and is not included in the information presented below.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings. At December 31, 2005, the Company recognized a policyholder dividend obligation of $326 million to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block were reflected as a policyholder dividend obligation of $2.302 billion and $3.141 billion at December 31, 2005 and 2004, respectively, to be paid to Closed Block policyholders unless otherwise offset by future experience, with an offsetting amount reported in “Accumulated other comprehensive income (loss).”

On December 14, 2004, Prudential Insurance’s Board of Directors acted to reduce dividends, effective January 1, 2005 on Closed Block policies to reflect changes in the economic environment, primarily the persistent low levels of fixed income interest rates experienced in recent years, as well as poor equity returns. These actions resulted in a $91 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2004. There was no change to the dividend scale for 2006.

THE	PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2005	2004
	(in millions)
Closed Block Liabilities
Future policy benefits	$50,112	$49,511
Policyholders’ dividends payable	1,089	1,077
Policyholder dividend obligation	2,628	3,141
Policyholders’ account balances	5,568	5,557
Other Closed Block liabilities	9,676	8,943

Total Closed Block Liabilities	69,073	68,229

Closed Block Assets
Fixed maturities, available for sale, at fair value	45,564	44,870
Equity securities, available for sale, at fair value	2,967	2,620
Commercial loans	6,750	6,707
Policy loans	5,403	5,454
Other long-term investments	923	996
Short-term investments	1,340	1,769

Total investments	62,947	62,416
Cash and cash equivalents	2,167	1,800
Accrued investment income	658	668
Other Closed Block assets	286	343

Total Closed Block Assets	66,058	65,227

Excess of reported Closed Block Liabilities over Closed Block Assets	3,015	3,002
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains	2,402	3,459
Allocated to policyholder dividend obligation	(2,302)	(3,141)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$3,115	$3,320

Information regarding the policyholder dividend obligation is as follows:

	2005	2004
	(in millions)
Balance, January 1	$3,141	$2,443
Impact on income before gains allocable to policyholder dividend obligation	326	—
Change in unrealized investment gains	(839)	698

Balance, December 31	$2,628	$3,141

Closed Block revenues and benefits and expenses for the years ended December 31, 2005, 2004 and 2003 were as follows:

	2005	2004	2003
	(in millions)
Revenues
Premiums	$3,619	$3,776	$3,860
Net investment income	3,447	3,392	3,326
Realized investment gains (losses), net	624	709	430
Other income	50	59	64

Total Closed Block revenues	7,740	7,936	7,680

Benefits and Expenses
Policyholders’ benefits	3,993	4,056	4,174
Interest credited to policyholders’ account balances	137	137	139
Dividends to policyholders	2,653	2,364	2,452
General and administrative expenses	717	710	759

Total Closed Block benefits and expenses	7,500	7,267	7,524

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes	240	669	156

Income tax expense (benefit)	35	19	(21)

Closed Block revenues, net of Closed Block benefits and expenses and income taxes	$205	$650	$177

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

11. REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. In addition, the acquisition of the retirement business of CIGNA on April 1, 2004, required the Company through its wholly owned subsidiary, PRIAC, to enter into certain reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction. These reinsurance arrangements include coinsurance-with-assumption, modified-coinsurance-with assumption, and modified-coinsurance-without-assumption and are more fully described in Note 4.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the Closed Block policies, including 17% with an affiliate. The Company accounts for these modified coinsurance arrangements under the deposit method of accounting. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Prudential Seguros, S.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji S.A., Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd. and American Skandia Life Assurance Corporation.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

	2005	2004	2003
	(in millions)
Direct premiums	$8,680	$8,046	$7,822
Reinsurance assumed	660	394	277
Reinsurance ceded	(1,206)	(1,076)	(975)

Premiums	$8,134	$7,364	$7,124

Policyholders’ benefits ceded	$1,135	$952	$851

“Premiums” includes affiliated direct premiums of $81 million, $85 million and $85 million, affiliated reinsurance assumed of $586 million, $317 million and $196 million and affiliated reinsurance ceded of $(164) million, $(246) million and $(222) million for the years ended December 31, 2005, 2004 and 2003, respectively.

Affiliated policyholders’ benefits assumed were $70 million, $73 million and $59 million for the years ended December 31, 2005, 2004 and 2003, respectively. Affiliated policyholders’ benefits ceded were $(48) million, $(66) million and $(76) million for the years ended December 31, 2005, 2004, and 2003, respectively. Changes in reserves due to affiliated reinsurance for the years ended December 31, 2005, 2004 and 2003, were $325 million, $29 million and $8 million, respectively.

“General and administrative expenses” include affiliated assumed expenses of $69 million, $110 million and $54 million for the years ended December 31, 2005, 2004 and 2003, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Reinsurance recoverables at December 31, are as follows:

	2005	2004
	(in millions)
Individual and group annuities (1)	$2,913	$32,215
Life insurance	1,039	1,025
Other reinsurance	135	58

Total reinsurance recoverable	$4,087	$33,298

(1)	Primarily represents reinsurance recoverables at December 31, 2005 and 2004, under the modified coinsurance arrangement associated with the acquisition of the retirement business of CIGNA. The Company has recorded a related reinsurance payable of $2,910 million and $32,198 million at December 31, 2005 and 2004, respectively.

“Reinsurance recoverables” includes affiliated receivables of $626 million and $596 million at December 31, 2005 and 2004, respectively. After excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, three major reinsurance companies account for approximately 68% of the remaining reinsurance recoverable at December 31, 2005. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

“Reinsurance payables” includes affiliated payables of $671 million and $267 million at December 31, 2005 and 2004, respectively.

Additionally, “Due from parent and affiliates” includes $61 million and zero million of affiliated receivables at December 31, 2005 and 2004, respectively and “Due to parent and affiliates” includes $505 million and zero million of affiliated payables at December 31, 2005 and 2004, respectively, for an affiliated reinsurance agreement accounted for under the deposit method of accounting.

12. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

Description	2005	2004
	(in millions)
Commercial paper	$6,797	$2,001
Notes payable (1)	88	216
Current portion of long-term debt	63	58

Total short-term debt	$6,948	$2,275

(1)	Notes payable includes notes due to a related party of $146 million at December 31, 2004, which matured on January 10, 2005 and bore an interest rate of 2.3%.

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 4.2% and 2.1% at December 31, 2005 and 2004, respectively.

At December 31, 2005, the Company had $2,075 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, to meet working capital needs and to take advantage of current investment opportunities. At December 31, 2005 and 2004, a portion of commercial paper borrowings were supported by $2,000 million and $1,500 million of the Company’s existing lines of credit, respectively. At December 31, 2005 and 2004, the weighted average maturity of commercial paper outstanding was 17 and 25 days, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Long-term Debt

Long-term debt at December 31, is as follows:

Description	Maturity Dates	Rate	2005	2004
			(in millions)
Fixed rate notes
Fixed rate note subject to set-off arrangements	2009	4.45%	$957	$952
Other fixed rate notes (1)	2006-2023	4.75%-7.30%	1,923	1,786
Surplus notes	2007-2025	(2)	693	692

Sub-total			3,573	3,430
Less assets under set-off arrangements (3)			822	784

Total long-term debt			$2,751	$2,646

(1)	Other fixed rate notes at December 31, 2005 and 2004 includes $1,095 million and $896 million, respectively, due to a related party. These notes mature in 2014 and 2015 and bear interest rates ranging from 4.75% to 5.1%.
(2)	The interest rate on the Surplus notes ranged from 7.65% to 8.30% in 2005 and 2004.
(3)	Assets under set-off arrangements represent a reduction in the amount of fixed rate notes included in long-term debt, related to an arrangement where valid rights of set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2005 and 2004, the Company was in compliance with all debt covenants.

Payment of interest and principal on the surplus notes issued after 1993, of which $693 million and $692 million was outstanding at December 31, 2005 and 2004, respectively, may be made only with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2005, the Company has met these statutory capital requirements.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. These instruments qualify for hedge accounting treatment. The impact of these instruments, which is not reflected in the rates presented in the tables above, were decreases of $28 million in interest expense for the years ended December 31, 2005 and 2004. Floating rates are determined by contractual formulas and may be subject to certain minimum or maximum rates. See Note 19 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt, including interest on affiliated debt, was $366 million, $202 million and $167 million, for the years ended December 31, 2005, 2004 and 2003, respectively. Interest expense related to affiliated debt was $53 million for the year ended December 31, 2005. “Due to parent and affiliates” included $13 million associated with the affiliated long-term interest payable at December 31, 2005.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Note 8 for further discussion.

13. STOCK-BASED COMPENSATION

In 2005 and prior, Prudential Financial issued stock-based compensation including stock options.

Employee Stock Options

As discussed in Note 2, effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS No. 123 prospectively for all new awards granted to employees on or after January 1, 2003. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations. Under this method, neither Prudential Financial nor the Company recognized any stock-based compensation expense for employee stock options as all options granted had an exercise price equal to the market value of the underlying Common Stock on the date of grant. The results of operations of the Company for the years ended December 31, 2005, 2004 and 2003, include costs of $18 million, $11 million and $3 million, respectively, associated with employee stock options issued by Prudential Financial to certain employees of the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

14. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

On December 8, 2003, President Bush signed the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (“the Act”) into law. The Act introduces a prescription drug benefit under Medicare (Medicare Part D) beginning in 2006. Under the Act, employers who sponsor postretirement plans that provide prescription drug benefits that are actuarially equivalent to Medicare qualify to receive subsidy payments.

On May 19, 2004, the FASB issued FSP 106-2, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003.” In accordance with FSP 106-2, the Company remeasured its plan assets and Accumulated Postretirement Benefit Obligation (“APBO”) as of January 1, 2004 to account for the subsidy and other effects of the Act. This remeasurement resulted in a $39 million reduction in postretirement benefit costs in 2004. The $39 million reduction in postretirement benefit costs reflects $33 million as a result of the subsidy and is comprised of an $18 million reduction in the amortization of actuarial loss, a $15 million reduction in interest costs, and no reduction in service cost. The reduction in the APBO for the subsidy related to past service was $337 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prepaid and accrued benefits costs are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2005	2004	2005	2004
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(6,790)	$(7,101)	$(2,685)	$(2,859)
Service cost	(135)	(118)	(11)	(10)
Interest cost	(387)	(389)	(142)	(147)
Plan participants’ contributions	—	—	(17)	(15)
Amendments	—	—	48	(13)
Annuity purchase	—	3	—	—
Actuarial gains/(losses), net	(396)	84	162	150
Curtailments	—	—	—	—
Settlements	—	—	7	—
Contractual termination benefits	—	—	—	—
Special termination benefits	(10)	—	—	—
Transfers from destacked subsidiaries	—	—	—	—
Transfers to destacked subsidiaries	11	—	—	—
Benefits paid	456	731	219	211
Foreign currency changes	—	—	(1)	(2)

Benefit obligation at end of period	$(7,251)	$(6,790)	$(2,420)	$(2,685)

Change in plan assets
Fair value of plan assets at beginning of period	$9,117	$8,643	$1,056	$1,131
Actual return on plan assets	1,118	1,176	115	112
Annuity purchase	—	(3)	—	—
Employer contributions	37	32	27	9
Plan participants’ contributions	—	—	17	15
Benefits paid	(456)	(731)	(219)	(211)

Fair value of plan assets at end of period	$9,816	$9,117	$996	$1,056

Funded status
Funded status at end of period	$2,565	$2,327	$(1,424)	$(1,629)
Unrecognized transition liability	—	—	4	5
Unrecognized prior service costs	125	144	(96)	(54)
Unrecognized actuarial losses, net	934	896	421	657
Effects of fourth quarter activity	9	8	33	3

Net amount recognized	$3,633	$3,375	$(1,062)	$(1,018)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,987	$3,689	$—	$—
Accrued benefit liability	(556)	(440)	(1,062)	(1,018)
Intangible asset	—	—	—	—
Accumulated other comprehensive income	202	126	—	—

Net amount recognized	$3,633	$3,375	$(1,062)	$(1,018)

Accumulated benefit obligation	$(7,007)	$(6,556)	$(2,420)	$(2,685)

The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $633 million, $565 million and zero million, respectively, at September 30, 2005 and $516 million, $448 million and zero million, respectively, at September 30, 2004.

In 2005 and 2004, the pension plan purchased annuity contracts from Prudential Insurance for zero million and $3 million, respectively. The approximate future annual benefit payment for all annuity contracts was $23 million in both 2005 and 2004.

There were no material pension amendments in 2005 or 2004. There were postretirement amendments in 2005 and 2004 as described below. The benefit obligation for other postretirement benefits decreased by $48 million in 2005 for changes in the substantive plan made to medical and dental benefits. There was a decrease in cost of $44 million related to cost sharing changes for certain retirees for medical and dental benefits. There was also a decrease of $4 million related to change in plan co-payment and coinsurance levels for certain retirees for medical benefits. The benefit obligation for other postretirement benefits increased by $13 million in 2004 for changes in the substantive plan made to medical, dental and life insurance benefits. There was an increase in cost of $11 million related to cost sharing changes for certain retirees for medical benefits. There was also an

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

increase in cost of $2 million associated with providing Prudential Financial benefits to employees of CIGNA Life that were brought into Prudential Financial postretirement plans reflected at the January 1, 2004 remeasurement with credit for prior service.

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2005	2004	2003	2005	2004	2003
	(in millions)
Components of net periodic (benefit) cost
Service cost	$135	$118	$149	$11	$10	$13
Interest cost	387	389	419	142	147	150
Expected return on plan assets	(788)	(824)	(833)	(80)	(81)	(84)
Amortization of transition amount	—	(23)	(107)	1	1	2
Amortization of prior service cost	19	19	29	(5)	(7)	—
Amortization of actuarial net loss	18	18	8	36	28	10
Settlements	—	—	—	2	—	—
Curtailments	—	—	37	—	—	—
Contractual termination benefits	—	—	—	—	—	—
Special termination benefits	10	—	44	—	—	1

Net periodic (benefit) cost	$(219)	$(303)	$(254)	$107	$98	$92

Certain employees in 2005 were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination. Certain employees were provided special termination benefits in conjunction with their termination of employment related to transactions in 2003 for certain destacked subsidiaries. These benefits include the cost of vesting plan participants, accruing benefits until year-end, crediting service for vesting purposes and certain early retirement subsidies.

The increase in the minimum liability included in “Accumulated other comprehensive income” as of September 30, 2005 and September 30, 2004 is as follows:

	Pension Benefits		Other Postretirement Benefits
	2005	2004	2005	2004
	(in millions)
Increase in minimum liability included in other comprehensive income	$76	$19	$—	$—

The assumptions at September 30, used by the Company to calculate the domestic benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	Pension Benefits			Other Postretirement Benefits
	2005	2004	2003	2005	2004	2003
Weighted-average assumptions
Discount rate (beginning of period)	5.75%	5.75%	6.50%	5.50%	5.75%	6.50%
Discount rate (end of period)	5.50%	5.75%	5.75%	5.50%	5.50%	5.75%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets (beginning of period)	8.50%	8.75%	8.75%	8.25%	7.75%	7.75%
Health care cost trend rates (beginning of period)				5.44–10.00%	6.05–10.00%	6.40–10.00%
Health care cost trend rates (end of period)	—	—	—	5.09-9.06%	5.44–10.00%	6.05–10.00%
For 2005, 2004 and 2003 the ultimate health care cost trend rate after gradual decrease until: 2009, 2009, 2007 (beginning of period)	—	—	—	5.00%	5.00%	5.00%
For 2005, 2004 and 2003 the ultimate health care cost trend rate after gradual decrease until: 2009, 2009, 2007 (end of period)	—	—	—	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement benefit obligations is based upon rates commensurate with current yields on high quality corporate bonds. The first step in determining the discount rate is the compilation of approximately 550 to 600 Aa-graded bonds across the full range of maturities. Since yields can vary widely at each maturity point, we generally avoid using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misgraded. This refinement process generally results in having a distribution from the 10th to 90th percentile. A spot yield curve is developed from this data that is then used to determine the present value of the expected disbursements associated with the pension and postretirement obligations, respectively. This results in the present value for each respective benefit obligation. A single discount rate is calculated that results in the same present value. The rate is then rounded to the nearest 25 basis points.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The pension and postretirement expected long term rates of return for 2005 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2005. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. The expected returns by asset class contemplate the risk free interest rate environment as of the measurement date and then add a risk premium. The risk premium is a range of percentages and is based upon historical information and other factors such as expected reinvestment returns and asset manager performance.

The Company applied the same approach to the determination of the expected long term rate of return in 2006. The expected long term rate of return for 2006 is 8.00% and 9.25%, respectively, for the pension and postretirement plans.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic benefit cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five year period.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
2005
(in millions)
One percentage point increase
Increase in total service and interest costs	$11
Increase in postretirement benefit obligation	172

One percentage point decrease
Decrease in total service and interest costs	$10
Decrease in postretirement benefit obligation	148

Pension and postretirement plan asset allocation as of September 30, 2005 and September 30, 2004, are as follows:

	Pension Percentage of Plan Assets as of September 30		Postretirement Percentage of Plan Assets as of September 30
	2005	2004	2005	2004
Asset category
U.S. Stocks	29%	41%	79%	58%
International Stocks	7%	11%	10%	6%
Bonds	51%	40%	7%	22%
Short-term Investments	0%	0%	3%	3%
Real Estate	6%	6%	1%	0%
Municipal Bonds	0%	0%	0%	11%
Other	7%	2%	0%	0%

Total	100%	100%	100%	100%

The Company, for its domestic pension and postretirement plans, has developed guidelines for asset allocations. As of the September 30, 2005 measurement date the range of target percentages are as follows:

	Pension Investment Policy Guidelines as of September 30, 2005		Postretirement Investment Policy Guidelines as of September 30, 2005
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	19%	35%	53%	98%
International Stocks	2%	8%	1%	13%
Bonds	45%	64%	0%	21%
Short-term Investments	0%	16%	0%	20%
Real Estate	0%	13%	0%	13%
Municipal Bonds	0%	0%	1%	1%
Other	0%	13%	0%	0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Management reviews its investment strategy on an annual basis.

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and real estate, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, real estate, short-term investments and municipal bonds, while meeting the cash requirements for the postretirement obligations that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. Stocks are used to provide expected growth in assets deposited into the plan assets. Bonds provide liquidity and income. Real estate provides for capital growth and income. Short-term investments provide liquidity and allow for defensive asset mixes. Municipal bonds provide liquidity and tax efficient income, where appropriate. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

There were no investments in Prudential Financial Inc. Common Stock as of September 30, 2005 or 2004 for either the pension plan or postretirement plans. Pension plan assets of $8,201 million and $7,161 million are included in separate account assets and liabilities as of September 30, 2005 and 2004, respectively.

The expected benefit payments for the Company’s pension and postretirement plans for the years indicated are as follows:

	Pension	Other Postretirement Benefits	Other Postretirement Benefits Subsidy Receipt
	(in millions)
2006	$428	$211	$17
2007	430	217	19
2008	433	219	20
2009	442	218	21
2010	450	214	21
2011-2015	2,424	1,006	115

Total	$4,607	$2,085	$213

The Company anticipates that it will make cash contributions in 2006 of approximately $35 million to the pension plans and approximately $140 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits primarily for health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2005 and 2004, was $55 million and $62 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $44 million, $52 million and $54 million for the years ended December 31, 2005, 2004 and 2003, respectively.

THE PRUDENTIAL INSURANCE

COMPANY OF AMERICA

Notes to Consolidated Financial Statements

15. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2005	2004	2003
	(in millions)
Current tax expense (benefit)
U.S.	$(99)	$517	$379
State and local	(16)	(12)	2
Foreign	19	9	15

Total	(96)	514	396

Deferred tax expense (benefit)
U.S.	236	284	48
State and local	18	(3)	(16)
Foreign	—	—	(1)

Total	254	281	31

Total income tax expense	$158	$795	$427

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

	2005	2004	2003
	(in millions)
Expected federal income tax expense	$862	$958	$558
Completion of IRS examination for the years 1997 to 2001	(550)	—	—
Non-taxable investment income	(160)	(131)	(56)
Repatriation of foreign earnings	69	—	—
Change in valuation allowance	(22)	—	(19)
Other	(41)	(32)	(56)

Total income tax expense	$158	$795	$427

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2005	2004
	(in millions)
Deferred tax assets
Insurance reserves	$1,007	$1,133
Policyholder dividends	1,212	1,287
Other	476	871

Deferred tax assets before valuation allowance	2,695	3,291
Valuation allowance	(2)	(24)

Deferred tax assets after valuation allowance	2,693	3,267

Deferred tax liabilities
Net unrealized investment gains	1,840	2,765
Deferred policy acquisition costs	1,173	1,069
Employee benefits	600	607
Other	346	361

Deferred tax liabilities	3,959	4,802

Net deferred tax liability	$(1,266)	$(1,535)

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. A valuation allowance has been recorded primarily related to tax benefits associated with federal net operating losses and state and local deferred tax assets. At December 31, 2005 and 2004, respectively, the Company had federal net operating and capital loss carryforwards of $130 million and $66 million, which expire between 2007 and 2024. At December 31, 2005 and 2004, respectively, the Company had state operating and capital loss carryforwards for tax purposes approximating $35 million and $32 million, which expire between 2007 and 2025.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company previously had not provided U.S. income taxes on unremitted foreign earnings of its non-U.S. operations because such earnings had been considered to be permanently reinvested in such operations. During 2005, the Company determined that historical earnings of its Canadian operations are no longer considered permanently reinvested and will be available for repatriation to the U.S. The U.S. income tax expense of $69 million associated with the repatriation of the Canadian operations’ earnings has been recognized.

On January 26, 2006, the Internal Revenue Service (“IRS”) officially closed the audit of the Company’s consolidated federal income tax returns for the 1997 to 2001 periods. As a result of certain favorable resolutions, the Company’s consolidated statement of operations for the year ended December 31, 2005 includes an income tax benefit of $550 million, reflecting a reduction in the Company’s liability for income taxes. The Company’s consolidated federal income tax returns for the 2002 and 2003 periods are currently under examination.

16. STOCKHOLDER’S EQUITY

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. Unassigned surplus of Prudential Insurance was $2,703 million at December 31, 2005. There were applicable adjustments for unrealized capital gains of $252 million at December 31, 2005. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator before paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance’s surplus as of the preceding December 31 ($7.1 billion as of December 31, 2005) or its net gain from operations for the twelve month period ending on the preceding December 31, excluding realized capital gains and losses ($1.8 billion for the year ended December 31, 2005). The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income of Prudential Insurance amounted to $2,170 million, $1,878 million and $1,231 million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus of Prudential Insurance amounted to $7,065 million and $8,420 million at December 31, 2005 and 2004, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

17. RELATED PARTY TRANSACTIONS

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include, PRUCO, Inc. (includes Prudential Securities Group, Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential Real Estate and Relocation Services, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Skandia U.S., Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $466 million, $430 million and $501 million for the years ended December 31, 2005, 2004, and 2003, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

THE	PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” were $58 million, $92 million and $214 million for the years ended December 31, 2005, 2004 and 2003, respectively, related primarily to compensation for the sale of affiliates’ products through the Company’s distribution network and royalties.

The amounts due to the Company under all service agreements were $245 million and $94 million at December 31, 2005 and 2004, respectively, and are included in “Due from parent and affiliates.”

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries, distribution services from Prudential Securities Group, Inc. and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $235 million, $220 million and $200 million in “Net investment income” and $114 million, $127 million and $92 million in “General and administrative expenses” for the years ended December 31, 2005, 2004 and 2003, respectively. “Due to parent and affiliates” also includes $47 million and $39 million at December 31, 2005 and 2004, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

Description	Maturity Dates	Rate		2005	2004
				(in millions)
U.S. Dollar floating rate notes (1)(2)	2005-2008	1.31	% - 4.86%	$135	$285
U.S. Dollar fixed rate note	2010	5.04	% - 5.37%	125	100
Japanese Yen fixed rate note	2008-2015	0.09	% - 2.17%	705	722

Total long-term notes receivable – affiliated (3)				965	1,107
Short-term notes receivable – affiliated (4)				1,748	1,350

Total notes receivable - affiliated				$2,713	$2,457

(1)	On the date of demutualization, Prudential Financial made a contribution of capital to the Company amounting to $1,050 million that was financed with the proceeds from the purchase by Prudential Insurance of a series of notes issued by Prudential Financial with market rates of interest and maturities ranging from nineteen months to three years, which is included in floating rate notes. Included within floating rate notes is the current portion of these long-term notes receivable of $150 million at December 31, 2004.
(2)	Included within floating rate notes is the current portion of the long-term notes receivable of $30 million at December 31, 2005.
(3)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances, with the exception of the Prudential Financial notes described in (1) above.
(4)	Short-term notes receivable have variable rates, which averaged 4.52% at December 31, 2005 and 2.56% at December 31, 2004. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $4 million and $2 million at December 31, 2005 and 2004, respectively, and is included in “Due from parent and affiliates.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $366 million and $261 million, associated with these transactions at December 31, 2005 and 2004, respectively.

Revenues related to lending activities to affiliates were $17 million, $16 million and $24 million in “Net investment income” and $67 million, $53 million and $55 million in “Other income” for the years ended December 31, 2005, 2004 and 2003, respectively.

Sales of Fixed Maturities between Affiliates

In July and October 2005, the Company purchased fixed maturity investments from an affiliate for a total of $23 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $1 million between the historic amortized cost and the fair value, net of taxes, was recorded as a reduction to additional paid-in capital. The fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In June 2004, the Company sold fixed maturity investments to affiliates for $209 million, the fair value on the date of the transfer plus accrued interest. The affiliates recorded the investments at the historic amortized cost of the Company. The difference of $4 million between the historic amortized cost and the fair value, net of taxes was recorded as an increase to additional paid-in-capital.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $673 million and $552 million at December 31, 2005 and 2004, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $473 million and $254 million at December 31, 2005 and 2004, respectively.

Retail Medium Term Notes Program

During 2004, the Company began selling funding agreements (“agreements”) to Prudential Financial. As discussed in Note 8, “Policyholders’ account balances” include $1,075 million related to these agreements at December 31, 2005. The affiliated interest credited on these agreements was $41 million for the year ended December 31, 2005 and is included in “Interest credited to policyholders’ account balances.”

Reinsurance

As discussed in Note 11, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 12, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

18. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 19 for a discussion of derivative instruments.

Commercial Loans

The fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Policy Loans

The fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For group corporate- and trust-owned life insurance contracts and group universal life contract, the fair value of the policy loans is the amount due on demand as of the reporting date.

Notes Receivable - Affiliated

The fair value of affiliated notes receivable is derived by using discount rates based on the borrowing rates currently available to the Company for notes with similar terms and remaining maturities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Investment Contracts

For guaranteed investment contracts, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value. Investment contracts are reflected within “Policyholders’ account balances.”

Debt

The fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities.

The carrying amount approximates or equals fair value for the following instruments: fixed maturities classified as available for sale, equity securities, short-term investments, cash and cash equivalents, restricted cash and securities, separate account assets and liabilities, trading account assets supporting insurance liabilities, other trading account assets, broker-dealer related receivables, securities purchased under agreements to resell, securities sold under agreements to repurchase, cash collateral for loaned securities, and securities sold but not yet purchased. The following table discloses the Company’s financial instruments where the carrying amounts and fair values differ at December 31,

	2005		2004
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Commercial loans	$20,761	$21,377	$20,842	$21,798
Policy loans	7,227	8,148	7,196	8,471
Notes receivable - affiliated	2,713	2,741	2,457	2,507
Investment contracts	54,449	54,491	53,167	53,707
Short-term and long-term debt	9,699	9,902	4,921	5,199

19. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be specifically attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company’s exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then we are obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See Note 20 for a discussion of guarantees related to these credit derivatives. In addition to selling credit protection, in limited instances we have purchased credit protection using credit derivatives in order to hedge specific credit exposures in our investment portfolio.

Forward contracts are used by the Company to manage market risks relating to interest rates. The Company also uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

When the Company has cash flows that it has allocated for investment in equity securities or plans to sell investments in equity securities, it may enter into equity derivatives as a temporary hedge against an increase or decrease in the price of the securities it intends to purchase or sell. These hedges are intended to permit such investment transactions to be executed with less adverse market impacts. The Company also uses equity-based derivatives to hedge the equity risks embedded in some of its annuity products.

Embedded Derivatives

As described in Note 9, the Company sells variable annuity products which contain embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees which are determined using pricing models.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. As noted above, these instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit or equity derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2005, 2004 and 2003 was not material to the results of operations of the Company. In addition, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by SFAS No. 133.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2002	$57
Net deferred losses on cash flow hedges from January 1 to December 31, 2003	(100)
Amount reclassified into current period earnings	(24)

Balance, December 31, 2003	(67)
Net deferred losses on cash flow hedges from January 1 to December 31, 2004	(140)
Amount reclassified into current period earnings	42

Balance, December 31, 2004	(165)
Net deferred gains on cash flow hedges from January 1 to December 31, 2005	120
Amount reclassified into current period earnings	(32)

Balance, December 31, 2005	$(77)

It is anticipated that a pre-tax loss of approximately $19 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the year ended December 31, 2006, offset by amounts pertaining to the hedged items. As of December 31, 2005, the Company does not have any cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 18 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Stockholder’s Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were gains of $10 million in 2005, losses of $24 million in 2004 and losses of $33 million in 2003.

For the years ended December 31, 2005, 2004 and 2003, there were no derivative reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company’s over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are settled on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are settled on a daily basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

20. COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2005, 2004 and 2003 was $76 million, $73 million and $59 million, respectively.

The following table presents, at December 31, 2005, the Company’s future commitments on long-term debt, as more fully described in Note 12, and future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Long-term Debt	Operating Leases	Sub-lease Income
	(in millions)
2006	$—	$108	$(25)
2007	252	94	(25)
2008	602	64	(21)
2009	2	47	(19)
2010	3	29	(9)
Beyond 2010	1,892	80	(15)

Total	$2,751	$422	$(114)

For business reasons, the Company exits certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue the future rental expense and any sub-lease income immediately and release the reserve over the remaining commitment in the year that it is due. Of the $422 million in total non-cancelable operating leases and $114 million in total sub-lease income, $88 million and $82 million, respectively, has been accrued at December 31, 2005.

In connection with the Company’s commercial mortgage operations, it originates commercial mortgage loans. At December 31, 2005, the Company had outstanding commercial mortgage loan commitments with borrowers of $1,251 million.

The Company also has other commitments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparty. These other commitments amounted to $6,195 million at December 31, 2005 principally reflecting commitments to purchase or fund investments, including $4,937 million that the Company anticipates will be funded from the assets of its separate accounts.

In the course of the Company’s business, it provides certain guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future.

A number of guarantees provided by the Company relate to real estate investments, in which the investor has borrowed funds, and the Company has guaranteed their obligation to their lender. In some cases, the investor is an affiliate, and in other cases the unaffiliated investor purchases the real estate investment from the Company. The Company provides these guarantees to assist them in obtaining financing for the transaction on more beneficial terms. The Company’s maximum potential exposure under these guarantees was $1,735 million at December 31, 2005. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the assets, or would provide the Company with rights to obtain the assets. These guarantees expire at various times over the next 10 years. At December 31, 2005, no amounts were accrued as a result of the Company’s assessment that it is unlikely payments will be required.

As discussed in Note 19, the Company writes credit default swaps requiring payment of principal due in exchange for the referenced credits, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company’s maximum amount at risk, assuming the value of the referenced credits become worthless, is $1,626 million at December 31, 2005. The credit default swaps generally have maturities of five years or less.

Certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2005, such contracts in force carried a total guaranteed value of $1,668 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2005, the Company has accrued liabilities of $5 million associated with all other financial guarantees and indemnity arrangements, which does not include retained liabilities associated with sold businesses.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

In August 2000, plaintiffs filed a purported national class action in the District Court of Valencia County, New Mexico, Azar, et al. v. Prudential Insurance, based upon the alleged failure to adequately disclose the increased costs associated with payment of life insurance premiums on a “modal” basis, i.e., more frequently than once a year. Similar actions have been filed in New Mexico against over a dozen other insurance companies. The complaint asserts claims for breach of the common law duty to disclose material information, breach of the implied covenant of good faith and fair dealing, breach of fiduciary duty, unjust enrichment and fraudulent concealment and seeks injunctive relief, compensatory and punitive damages, both in unspecified amounts, restitution, treble damages, interest, costs and attorneys’ fees. In March 2001, the court entered an order granting partial summary judgment to plaintiffs as to liability. In January 2003, the New Mexico Court of Appeals reversed this finding and dismissed the claims for breach of the covenant of good faith and fair dealing and breach of fiduciary duty. The case was remanded to the trial court and in November 2004, it held that, as to the named plaintiffs, the non-disclosure was material. In July 2005, the court certified a class of New Mexico only policyholders denying plaintiffs’ motion to include purchasers from 35 additional states. In September 2005, plaintiffs sought to amend the court’s order on class certification with respect to eight additional states. A ruling on that motion is still pending.

In October 2001, four housing advocacy groups and several individuals filed an action in the United States District Court for the District of Columbia, National Fair Housing Alliance, Inc., et al. v. Prudential Insurance, et al. The complaint alleges, inter alia, that the Company and Prudential Property and Casualty Insurance Company intentionally engaged in discriminatory practices to limit, restrict or deny homeowners insurance in several urban areas, including Washington, D.C., Milwaukee, Wisconsin, Richmond, Virginia and Toledo, Ohio, as well as suburban Philadelphia, Pennsylvania. The complaint asserts causes of action based on alleged violations of the Fair Housing Act and describes allegedly discriminatory homeowners insurance underwriting guidelines, terms and conditions and rating territories. The complaint seeks declaratory and injunctive relief and compensatory and punitive damages in unspecified amounts. In July 2002, the District Court denied the Company’s motion to dismiss. The matter settled in January 2006.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (NYAG), the Securities and Exchange Commission (SEC), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. The Company may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. The Company is cooperating with these inquiries and has had discussions with certain authorities, including the NYAG, in an effort to resolve the inquiries into this matter. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation, and two shareholder derivative actions, Gillespie v. Ryan and Kahn v. Agnew and the California Department of Banking and Insurance. Both derivative actions were dismissed without prejudice. In Gillespie, the plaintiff entered into a tolling agreement to permit a Special Evaluation Committee of Prudential Financial’s Board of Directors to investigate and evaluate his demand that Prudential Financial take action regarding these matters. The Committee’s investigation is in progress.

In April 2005, the Company voluntarily commenced a review of the accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to the Company’s discontinued operations. Subsequent to commencing this voluntary review, the Company received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the SEC for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to the Company’s property and casualty insurance operations that were sold in 2003. These examinations are ongoing and not yet complete and it is possible that the Company may receive additional requests from regulators relating to reinsurance arrangements. The Company intends to cooperate with all such requests.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp. v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including the Company and related entities, which invested in Enron’s commercial paper. The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws and constitutes a fraudulent conveyance and that the Company and related entities received prepayment of $125 million. A motion by all defendants to dismiss the complaint was denied in June 2005. Defendants’ motion for leave to appeal is pending.

In August 1999, a Company employee and several retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential Insurance, et al., against the Company and its Board of Directors in connection with a group annuity contract entered into in 1989 between the Company and the Prudential Retirement Plan. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, the Company would retain shares distributed under the annuity contract in violation of ERISA’s fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and we filed an answer denying the essential allegations of the complaint. The amended complaint seeks injunctive and monetary relief, including the return of what are claimed to be excess investment and advisory fees paid by the Retirement Plan. In March 2002, the court dismissed certain of the claims against the individual defendants. A non-jury trial was concluded in January 2005. The court has not yet issued its decision.

In November 1996, plaintiffs filed a purported class action lawsuit against the Company, the Prudential Home Mortgage Company, Inc. and several other subsidiaries in the Superior Court of New Jersey, Essex County, Capitol Life Insurance Company v. Prudential Insurance, et al., in connection with the sale of certain subordinated mortgage securities sold by a subsidiary of Prudential Home Mortgage. In February 1999, the court entered an order dismissing all counts without prejudice with leave to refile after limited discovery. In May 2000, plaintiffs filed a second amended complaint that alleges violations of the New Jersey securities and RICO statutes, fraud, conspiracy and negligent misrepresentation, and seeks compensatory as well as treble and punitive damages. Defendants filed a motion to dismiss that was denied in October 2001. In October 2002, plaintiffs’ motion for class certification was denied. Since that time, the court has permitted nine additional investors to intervene as plaintiffs. In August 2005, the court dismissed the New Jersey Securities Act and RICO claims and the negligent misrepresentation claim. Plaintiffs’ application for interlocutory appeal of this ruling was denied.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In 2000, a nationwide class action, Shane v. Humana, et al., was brought on behalf of provider physicians and physician groups in the United States District Court for the Southern District of Florida. The complaint alleges that the Company and other health care companies engaged in an industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. An amended complaint, naming additional plaintiffs, including three state medical associations, and an additional defendant, was filed in March 2001, and alleges claims of breach of contract, quantum meruit, unjust enrichment, violations of the Racketeer Influenced and Corrupt Organizations Act, or RICO, conspiracy to violate RICO, aiding and abetting RICO violations, and violations of state prompt pay statutes and the California unfair business practices statute. The amended complaint seeks compensatory and punitive damages in unspecified amounts, treble damages pursuant to RICO, and attorneys’ fees. In September 2002, the district court granted plaintiffs’ motion for class certification of a nationwide class of provider physicians which was affirmed in September 2004 by the United States Court of Appeals for the Eleventh Circuit with respect only to the federal claims for conspiracy to violate RICO and aiding and abetting RICO violations. In September 2005, the district court entered a final order approving the settlement of these claims by the Company, which provides for payment to plaintiffs in the amount of $22 million. Two members of the plaintiff class have appealed the final order. In February 2006, the appeals were dismissed.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

21. SUBSEQUENT EVENT

On March 8, 2006, the Company announced that it had signed an agreement to acquire Allstate Financial’s variable annuity business via coinsurance and modified coinsurance reinsurance arrangements. The Company anticipates paying cash consideration in the form of a reinsurance ceding commission of approximately $580 million, subject to certain adjustments. The transaction is subject to various closing conditions, including state insurance and other regulatory approvals and is expected to close in the second quarter of 2006.

Report of Independent Auditors

To the Board of Directors and Stockholder of The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and related consolidated statements of operations, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc.), and its subsidiaries (collectively, the “Company”) at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts” as of January 1, 2004, and Financial Accounting Standards Board Interpretation No. 46(R), “Consolidation of Variable Interest Entities” as of December 31, 2003.

As described in Note 2 to the consolidated financial statements, the Company has restated its 2004 and 2003 consolidated financial statements.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York

March 29, 2006